                                              Registration Statement No. 2-88637


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                        POST-EFFECTIVE AMENDMENT NO. 19

                                       TO

                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


               THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
               -------------------------------------------------
                             (Exact Name of Trust)


                        THE TRAVELERS INSURANCE COMPANY
                        -------------------------------
                              (Name of Depositor)

                 One Tower Square, Hartford, Connecticut  06183
                 ----------------------------------------------
         (Complete Address of Depositor's Principal Executive Offices)

                                Ernest J. Wright
                                   Secretary
                        The Travelers Insurance Company
                                One Tower Square
                          Hartford, Connecticut  06183
                          ----------------------------
                (Name and Complete Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b)
------
   X      on May 1, 1998 pursuant to paragraph (b)
------
          60 days after filing pursuant to paragraph (a)(1)
------
          on __________ pursuant to paragraph (a)(1) of Rule 485.
------
          this post-effective amendment designates a new effective date for a
------
          previously filed post-effective amendment.

            Check the box if it is proposed that this filing will become
------
            effective on _______ at _____ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------

       1             Cover page
       2             Cover page
       3             Not applicable
       4             The Insurance Company; Distribution
       5             The Travelers Fund UL for Variable Life Insurance
       6             The Travelers Fund UL for Variable Life Insurance
       7             Not applicable
       8             Not applicable
       9             Legal Proceedings and Opinion
       10            Prospectus Summary; The Insurance Company; The Travelers Fund UL for
                     Variable Life Insurance, The Investment Options; The Policy; Transfers of
                     Cash Value; Cash Value and Cash Surrender Value; Voting Rights; Disregard
                     of Voting Rights; Dividends; Lapse and Reinstatement
       11            Prospectus Summary; The Investment Options
       12            Prospectus Summary; The Investment Options
       13            Charges and Deductions; Distribution of the Policies
       14            The Policy
       15            Prospectus Summary; Allocation of Premium Payments
       16            The Investment Options; Allocation of Premium Payments
       17            Prospectus Summary; Right to Cancel Period; Cash Value and Cash Surrender
                        Value; Policy Loans; Exchange Rights
       18            The Investment Options; Charges and Deductions; Federal Tax
                        Considerations; Dividends
       19            Statements to Policy Owners
       20            Not applicable
       21            Policy Loans
       22            Not applicable
       23            Not applicable
       24            Not applicable
       25            The Insurance Company
       26            Not applicable
       27            The Insurance Company
       28            The Insurance Company; Management
       29            The Insurance Company
       30            Not applicable
       31            Not applicable
       32            Not applicable
       33            Not applicable
       34            Not applicable
       35            The Insurance Company; Distribution of the Policies
       36            Not applicable
       37            Not applicable
       38            Distribution of the Policy
       39            The Insurance Company; Distribution of the Policies
       40            Not applicable
       41            The Insurance Company; Distribution of the Policies
       42            Not applicable
       43            Not applicable
       44            Allocation of Premium Payments; Accumulation Unit Values
       45            Not applicable

Item No. of
Form N-8B-2          CAPTION IN PROSPECTUS
-----------          ---------------------

       46            Cash Value and Cash Surrender Value
       47            The Investment Options
       48            Not applicable
       49            Not applicable
       50            Not applicable
       51            Prospectus Summary; The Insurance Company; The Policy; Death
                     Benefits and Lapse and Reinstatement
       52            The Investment Options; Substitution
       53            Federal Tax Considerations
       54            Not applicable
       55            Not applicable
       56            Not applicable
       57            Not applicable
       58            Not applicable
       59            Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES




FUND UL
CAPITAL APPRECIATION FUND
MANAGED ASSETS TRUST                                PROSPECTUSES
MONEY MARKET PORTFOLIO
TRAVELERS SERIES TRUST                              MAY 1, 1998



The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the mutual funds underlying Fund UL (the "Investment Options").


The Policy has a Right to Cancel Period during which the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).



There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which premium payments have been allocated, and the Policy Owner bears the investment risk for all amounts so allocated. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as set forth in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy subject to the Continuation of Insurance provision of the Policy, or for such longer period as may be provided under the Lapse Protection Guarantee Rider.


A Policy Owner will have two options with respect to the death benefit under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Stated Amount (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). A Policy Owner may also elect to change the death benefit option, subject to certain conditions.

It may not be advantageous to replace your existing life insurance policy or supplement an existing flexible premium variable life insurance policy with the Policy described in this Prospectus.

This Policy may be or become a modified endowment Policy under federal tax law. If it is classified as a modified endowment Policy, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.


THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE INVESTMENT OPTIONS. EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


Glossary of Special Terms...................................    4-5
Prospectus Summary..........................................    6-8
The Insurance Company.......................................      9
The Policy..................................................      9
  Policy Application........................................      9
  Beneficiary...............................................     10
  Assignment................................................     10
  Allocation of Premium Payments............................     10
  Right to Cancel...........................................     10
  Statements to Policy Owners...............................     10
Charges and Deductions......................................     11
  Charges Against Premium...................................     11
     Front-End Sales Charge.................................     11
     State Premium Tax Charge...............................     11
  Monthly Deduction Amount..................................     11
     Cost of Insurance Charge...............................     11
     Policy Administrative Charge...........................     11
     Charges for Supplemental Benefit Provisions............     12
  Charges Against the Separate Account......................     12
     Mortality and Expense Risk Charge......................     12
     Administrative Expense Charge..........................     12
  Charges Against the Investment Options....................     12
  Surrender Charges.........................................     12
     Percent of Premium Charge..............................     13
     Per Thousand of Stated Amount Charge...................     13
  Maximum Sales Charges.....................................     13
  Reduction or Elimination of Charges.......................     14
  Transaction Charge........................................     14
Policy Benefits and Rights..................................     14
  Cash Value and Cash Surrender Value.......................     14
  Policy Loans..............................................     15
  Lapse and Reinstatement...................................     16
  Lapse Protection Guarantee Rider..........................     16
  Exchange Rights...........................................     16
Death Benefit...............................................     17
     Changes in Death Benefit Option........................     18
     Payment Options........................................     19
     Limit on Right to Contest and Suicide Exclusion........     19
     Misstatement as to Sex and Age.........................     19
     Changes in Stated Amount...............................     19
     Maturity Benefits and Maturity Extension Rider.........     20

The Separate Account and the Investment Options..........................................................         20
  The Travelers Fund UL for Variable Life Insurance (Fund UL)............................................         20
  The Investment Options.................................................................................         21
  General................................................................................................         24
  Accumulation Unit Values...............................................................................         24
  Mixed and Shared Funding...............................................................................         25
  Substitution...........................................................................................         25
  Transfer of Cash Value.................................................................................         25
  Automated Transfers....................................................................................         26
Performance Information..................................................................................         26
Example of Policy Charges................................................................................         29
Miscellaneous............................................................................................         29
  Voting Rights..........................................................................................         29
  Disregard of Voting Instructions.......................................................................         30
  Policies Sold Prior to May 1, 1998.....................................................................         30
  Policies Sold Prior to July 12, 1995...................................................................         30
  Suspension of Valuation................................................................................         31
  Dividends..............................................................................................         31
  Distribution...........................................................................................         31
  Legal Proceedings and Opinion..........................................................................         31
  Independent Accountants................................................................................         32
  Registration Statement.................................................................................         32
Federal Tax Considerations...............................................................................         32
  General................................................................................................         32
  Tax Status of the Policy...............................................................................         33
  Tax Treatment of Policy Benefits.......................................................................         34
Year 2000 Compliance.....................................................................................         36
Management...............................................................................................         37
Senior Officers of the Travelers Insurance Company.......................................................         38
Illustrations............................................................................................         38
Appendix
A -- Annual Minimum Premiums.............................................................................         52
B, B(1), B(2) -- Surrender Charges.......................................................................      53-55
C -- Current Monthly Administrative Charge...............................................................      56-57
C(1) -- Guaranteed Monthly Administrative Charge.........................................................         58
Financial Statements -- Fund UL
Financial Statements -- The Travelers Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.


LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.


MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.


MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

SUMMARY OF MARKETLIFE FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:


Capital Appreciation Fund                       TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Dreyfus Stock Index Fund                        Templeton Asset Allocation Fund (Class 1)
Managed Assets Trust                            Templeton Bond Fund (Class 1)
Money Market Portfolio                          Templeton Stock Fund (Class 1)
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:    TRAVELERS SERIES FUND, INC.:
  VIP Equity Income Portfolio                   AIM Capital Appreciation Portfolio
  VIP Growth Portfolio                          Alliance Growth Portfolio
  VIP High Income Portfolio                     MFS Total Return Portfolio
                                                Smith Barney High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND     Smith Barney Large Cap Value Portfolio
  II:
  VIP II Asset Manager Portfolio                TRAVELERS SERIES TRUST:
                                                U.S. Government Securities Portfolio
GREENWICH STREET SERIES FUND:                   Utilities Portfolio
  Total Return Portfoio                         Zero Coupon Bond Portfolio 1998
                                                Zero Coupon Bond Portfolio 2000
                                                Zero Coupon Bond Portfolio 2005



Additional Portfolios may be added from time to time. Further information regarding the investment objectives for each Investment Option (including the investment manager) is contained under "The Investment Options." Refer to each Investment Option's prospectus for a complete description of the investment objectives, restrictions and other material information.


PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio (formerly "Cash Income Trust"). After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.


RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (p. 10).


CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks:


POLICY CHARGES:

     - PREMIUM EXPENSE CHARGE -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%

     This charge pays some distribution expenses and state and local premium taxes (p. 11).

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy administrative charges and charges for optional benefits (p. 11).


     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge (p. 12).


     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy (p. 12).

ASSET-BASED CHARGES:


     - MORTALITY AND EXPENSE RISK CHARGE -- applied to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and subject to state availability, for policies issued after May 1, 1998 .25% thereafter (p. 12). (For Policies issued prior to July 12, 1995, the charge is 0.60% for all Policy Years.) (For Policies issued after July 12, 1995, and prior to May 1, 1998, the charge for the first fifteen years is .80% and .45% thereafter).



     - ADMINISTRATIVE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter (p. 12). (For Policies issued prior to July 12, 1995, the charge is no administrative charge.)


     - FUND INVESTMENT MANAGEMENT FEES -- the purchase of shares of the Investment Options happens on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.


     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Surrender Value, subject to state approval. After year 13, the Company offers zero net cost loans (p. 15). (For Policies issued after July 12, 1995 and before May 1, 1998, the maximum loan allowed is 90% of the Cash Surrender Value. For Policies issued prior to July 12, 1995, the maximum loan allowed is 80% of the Cash Surrender Value.) (See "Policy Loans" (p.
       15) for loan impact on coverage and policy values.)


You may cancel a portion of your Policy while the Insured is living and receive a portion of the Cash Surrender Value. You may also cancel the entire Policy to receive the full Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender (p. 12).


TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 (p. 25).



You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others (p. 26).



LAPSE PROTECTION GUARANTEE RIDER: This guarantees that, regardless of the performance of the Investment Options that you select, your Policy will remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.



GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.


EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (p. 16).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary (p. 32). At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC (p. 34).

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.


The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.


                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance Policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the Premium Payment has been allocated. As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance Policies, a Policy Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $50,000. A Policy Owner may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount," page 19.) No change in the terms or conditions of the Policy will be made without the consent of the Policy Owner.

A Policy will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance.

Insurance coverage under a Policy will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Deduction Dates, Policy Months and Policy Years. The Policy Date may be prior to, or the same date as, the date on which the Policy is issued (the "Issue Date"). During the underwriting period, any premium paid under the Policy will be held in a non-interest bearing suspense account.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

ALLOCATION OF PREMIUM PAYMENTS


The first premium will be applied to the Policy on the later of the Policy Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Money Market Portfolio. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated (in whole percentages) among the Investment Option(s) selected on the Application to purchase Accumulation Units. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Investment Options to purchase Accumulation Units in such Investment Options as directed by the Policy Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Investment Option to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the Premium Payment applied to the Investment Option by the Accumulation Unit Value of the Investment Option next computed following receipt of the payment.


RIGHT TO CANCEL


An Applicant has a limited right to return the Policy for cancellation by returning the Policy, by mail or personal delivery, to the Company or to the agent who sold the Policy. The Policy must be returned either (1) within 10 days after delivery of the Policy to the Policy Owner, (2) within 45 days of completion of the Policy application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest (or later if required by state law). The Company will return to the Applicant a refund of the greater of all premium payments paid for the Policy, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).


STATEMENTS TO POLICY OWNERS

The Company will maintain all records relating to Fund UL and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment;

(3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE


Upon receipt of a Premium Payment, and before allocation of the payment among the Investment Options, the Company deducts a front-end sales charge of 2.5%. This charge is reduced to 2% for Policies with an initial Stated Amount of $500,000 or more, and to 0% for Policies with an initial Stated Amount of $1,000,000 or more. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges" page 12.)


Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations," page 32.)

MONTHLY DEDUCTION AMOUNT

The Company will deduct from the Cash Value of the Policy a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options values attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The following is a summary of monthly charges and expenses which make up the Monthly Deduction
Amount:

COST OF INSURANCE CHARGE

Cost of Insurance is deducted from the Policy Cash Value on a monthly basis. The amount of deduction is a function of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE CHARGE

For the first three Policy Years, a monthly administrative charge is deducted from the Cash Value of the Policy. This charge also applies to any increase in the Stated Amount excluding Cost of

Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes. This charge is used to cover expenses associated with issuing the Policy.


The amount charged varies by Policy and will be stated in the Policy. The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charges are lower than the guaranteed maximum charges. (See Appendix C(1) for the guaranteed maximum charges.)


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Policy Owner has elected any of the following supplemental benefit provisions: Waiver of Monthly Deduction Rider, Child Term Rider, and Primary or Other Insured Term Rider. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


A daily charge is deducted from Fund UL for mortality and expense risks. Subject to state approval for Policies issued after May 1, 1998, this charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of .80% for the first fifteen (15) Policy Years, and .45% thereafter. For policies issued prior to July 12, 1995, the charge is at an annual rate of .60% all years. The mortality risk assumed is that the cost of insurance charge specified in the Policy may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account. Refer to "Policies Sold Prior to May 1, 1998" if applicable.


ADMINISTRATIVE EXPENSE CHARGE


The Company reserves the right to deduct a daily charge from Fund UL for administrative expenses incurred by the Company. For Policies issued after July 12, 1995, the charge is equivalent on an annual basis to 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. The administrative expense charge, is designed to cover administrative costs associated with the maintenance of the Policies and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. Refer to "Policies Sold Prior to May 1, 1998," if applicable.


CHARGES AGAINST THE INVESTMENT OPTIONS

Fund UL purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted from the assets of the Investment Options. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual prospectuses for the Investment Options.

SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE


A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:


     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")


For example (as illustrated on page 42), for a Policy with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.


PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.


Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.

MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Policy will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Policy will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Policy with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Policy with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

 MAXIMUM SALES CHARGES
POLICY YEAR OF SURRENDER         (AS A % OF PREMIUM PAYMENTS)
         ----------------------------------------------------

            1                                26.7%
            2                                24.9
            3                                23.1
            4                                21.2
            5                                19.4
            6                                16.1
            7                                14.4
            8                                12.5
            9                                10.6
           10                                 8.8
           11+                                2.5

As the table demonstrates, the maximum sales charge for any Policy is less than 26.7% in every Policy Year other than the first (or in every year after the first year following an increase). (See the illustrations for an example.)

REDUCTION OR ELIMINATION OF CHARGES


The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate the mortality and expense risk charge, sales charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.



In no event will reduction or elimination of the withdrawal charge, mortality and expense risk charge or the administrative charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.


TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. There is currently no charge for transfers.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.


As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

POLICY LOANS


A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge, as described on page 12 in more detail). For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to "Policies Sold Prior to July 12, 1998," if applicable.


The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.


An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement" below). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new

Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Policy may lapse. The Policy will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (unless a different period is required under applicable state law). The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendix A, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Policy upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.


LAPSE PROTECTION GUARANTEE RIDER



Policy Owners may elect to have a Lapse Protection Guarantee Rider as part of their Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee Rider benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This rider is not be available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.


EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Net Amount At Risk as the former Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

As with traditional life insurance Policies, the Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described on page 19.


You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding Policy loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.


The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                                              % SHALL DECREASE
      ATTAINED AGE                          BY A RATABLE PORTION
-------------------------                    FOR EACH FULL YEAR:
MORE             BUT NOT                    ---------------------
THAN            MORE THAN                   FROM              TO
----            ---------                   ----              --
 0                 40                        250             250
40                 45                        250             215
45                 50                        215             185
50                 55                        185             150
55                 60                        150             130
60                 65                        130             120
65                 70                        120             115
70                 75                        115             105
75                 90                        105             105
90                 95                        105             100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).


Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit paid to the Policy Beneficiary may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment," page 10.) Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion," page
19) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 14, for effects of partial cash surrenders on Death Benefits.)


CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 34. However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than the minimum amount of $50,000. Contact your registered representative for more information.

PAYMENT OPTIONS

Proceeds payable under the Policy will be paid in a lump sum, unless the Policy Owner or Beneficiary selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION


The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.


MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Policy Summary which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.


MATURITY BENEFITS AND MATURITY EXTENSION RIDER


If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 95), the Company will pay the Policy Owner the Cash Value of the Policy, less any outstanding Policy loan or Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.


Upon the Insured's attaining age 94, and at any time during the twelve months thereafter, the Policy Owner may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). (This Maturity Extension Benefit is not be available in all jurisdictions.) If the Company has received such request, prior to the Maturity Date, then the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. Upon termination of the Maturity Extension Benefit, a Death Benefit will be paid as follows. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.



The Company intends that the Policy and the Maturity Extension Rider be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.


                THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

Fund UL was established on November 10, 1983 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL will be invested exclusively in shares of the Investment Options. Fund UL meets the definition of a Separate Account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL. Additionally, the operations of Fund UL are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL, and the Commissioner has adopted no regulations under the Section that affect Fund UL.

Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.

The Investment Options currently available under Fund UL are as follows:


    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
(formerly "Cash Income     term money market instruments while
Trust")                    preserving capital and maintaining a
                           high degree of liquidity.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND
VIP Equity-Income          Seeks reasonable income by investing    Fidelity Management &
Portfolio                  primarily in income-producing equity    Research Company
                           securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
VIP Growth Portfolio       Seeks capital appreciation by purchas-  Fidelity Management &
                           ing common stocks of well-known,        Research Company
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
VIP High Income Portfolio  Seeks to obtain a high level of         Fidelity Management &
                           current income by investing primarily   Research Company
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    Fidelity Management &
Portfolio                  risk over the long-term by allocating   Research Company
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
GREENWICH STREET
  SERIES FUND
Total Return Portfolio     An equity portfolio that seeks to pro-  Mutual Management Corp.
                           vide total return, consisting of        ("MMC")
                           long-term capital appreciation and
                           income. The Portfolio will invest
                           primarily in a diversified portfolio
                           of dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset            Seeks a high level of total return      Templeton Investment Counsel,
Allocation Fund (Class 1)  with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Bond Fund        Seeks high current income by investing  Templeton Global Bond
(Class 1)                  primarily in debt securities of compa-  Managers
                           nies, governments and government
                           agencies of various nations throughout
                           the world.
Templeton Stock Fund       Seeks capital growth by investing       Templeton Investment Counsel,
(Class 1)                  primarily in common stocks issued by    Inc.
                           companies, large and small, in various
                           nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: MFS
                           invested in equity securities)
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney High Income   Seeks high current income. Capital      MMC
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      MMC
Value Portfolio (formerly  growth of income and capital by
"Smith Barney Income and   investing primarily, but not
Growth Portfolio")         exclusively, in common stocks.
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      MMC
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 1998)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2000)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2005)    return as consistent with the
                           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

Each Investment Option is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Investment Options will achieve their stated objectives.

More detailed information regarding the Investment Options may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. Policy Owners are urged to read these documents carefully before investing.

GENERAL

All investment income of and other distributions to each Investment Option of Fund UL arising from the applicable Investment Option are reinvested in shares of that Investment Option at net asset value. The income and realized gains or losses on the assets of each Investment Option of Fund UL are therefore separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company will purchase shares in the Investment Options in connection with premium payments allocated to the applicable Funds in accordance with Policy Owners' directions and will redeem shares in the Investment Options to meet Policy obligations or make adjustments in reserves, if any. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each segment of the Separate Account was initially established at $1. Thereafter, the Accumulation Unit Values will vary to reflect the investment experience of the applicable Investment Option and will be determined on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Investment Option for the Valuation Period then ended. The Net Investment Factor for each of the

Investment Options is equal to the net asset value per share of the corresponding Investment Option at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Investment Option at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any applicable administrative expense charge, and mortality and expense risk charge. Applicants should refer to the prospectuses for each of the Investment Options for a description of how the assets of each Investment Option are valued. These valuation procedures directly affect the Accumulation Unit Value of the Investment Option, and therefore the Cash Value of the Policy. All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, Policy loans, partial cash surrenders, payment of Death Benefits, and the determination of the number of Accumulation Units to be credited to a Policy with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL and the Investment Options which fund the Policy. If shares of any of the Investment Options should no longer be available for purchase by the Fund UL, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Policy, shares of another open-end management investment company, or a portfolio thereof, may be substituted for shares of the Investment Options held in the Investment Options. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Policy Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Policy Owner approval, the Company reserves the right to end Fund UL's registration under the 1940 Act.

TRANSFER OF CASH VALUE

As long as the Policy remains in effect, the Policy Owner may request that all or a portion of the Cash Value of a particular Investment Option be transferred to other Investment Options.

The Company reserves the right to restrict the number of such transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

As a result of a transfer, the number of Accumulation Units credited to the Investment Option from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Investment Option to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request.


AUTOMATED TRANSFERS



DOLLAR-COST AVERAGING

You may establish automated transfers of Policy Values on a monthly or quarterly basis from certain of the Investment Option to other Investment Option through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


PORTFOLIO REBALANCING


You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.


                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 11. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 38. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.


The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.


                    AVERAGE ANNUAL RETURNS THROUGH 12/31/97



           UNDERLYING INVESTMENT OPTIONS              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
           -----------------------------              --------   -----------   ----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio                     11.15%         N/A           N/A         N/A
Alliance Growth Portfolio                              27.82%         N/A           N/A         N/A
Capital Appreciation Fund (Janus Sub-Adviser)          24.93%      28.90%        18.16%      15.36%
Dreyfus Stock Index Fund                               31.67%      29.35%        18.57%         N/A
Fidelity VIP Equity-Income Portfolio                   26.87%      24.31%        19.01%         N/A
Fidelity VIP Growth Portfolio                          22.30%      23.04%        16.89%         N/A
Smith Barney Large Cap Value Portfolio                 25.42%         N/A           N/A         N/A
Total Return Portfolio                                 15.75%         N/A           N/A         N/A
Utilities Portfolio                                    24.09%         N/A           N/A         N/A
Templeton Stock Fund (Class 1)                         10.84%      18.57%        16.48%         N/A
BOND FUNDS
Fidelity VIP High Income Portfolio                     16.56%      16.30%        12.87%      11.76%
Smith Barney High Income Portfolio                     12.79%         N/A           N/A         N/A
Templeton Bond Fund (Class 1)                           1.58%       7.84%         5.48%         N/A
U.S. Gov't Securities Portfolio                        11.59%      11.41%         7.01%         N/A
Zero Coupon Bond Portfolio 1998                         5.26%         N/A           N/A         N/A
Zero Coupon Bond Portfolio 2000                         6.24%         N/A           N/A         N/A
Zero Coupon Bond Portfolio 2005                        10.63%         N/A           N/A         N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio                19.50%      16.27%        11.90%         N/A
MFS Total Return Portfolio                             20.04%         N/A           N/A         N/A
Templeton Asset Allocation Fund (Class 1)              14.44%      17.82%        14.46%         N/A
Managed Assets Trust                                   20.16%      19.46%        12.34%      12.02%
MONEY MARKET FUNDS
Money Market Portfolio(1)                               4.11%       3.67%         2.89%         N/A



The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.



(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                       MARKETLIFE HYPOTHETICAL EXAMPLE(2)
                Male nonsmoker age 40 with a level death benefit
               of $300,000 and annual premium payments of $5,000


                                                   ONE YEAR                              FIVE YEARS
                                     ------------------------------------   ------------------------------------
                                       TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION      INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
   ----------------------------      ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio     $5,000       $4,621       $2,706          N/A           N/A          N/A
Alliance Growth Portfolio               5,000        5,360        3,445          N/A           N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                          5,000        5,231        3,317      $25,000       $39,038      $37,806
Dreyfus Stock Index Fund                5,000        5,531        3,616       25,000        40,656       39,424
Fidelity VIP Equity-Income
  Portfolio                             5,000        5,318        3,403       25,000        37,549       36,317
Fidelity VIP Growth Portfolio           5,000        5,115        3,200       25,000        35,471       34,240
Smith Barney Large Cap Value
  Portfolio                             5,000        5,253        3,338          N/A           N/A          N/A
Total Return Portfolio                  5,000        4,825        2,910          N/A           N/A          N/A
Utilities Portfolio                     5,000        5,194        3,279       25,000           N/A          N/A
Templeton Stock Fund (Class 1)          5,000        4,607        2,692          N/A        31,929       30,697
BOND FUNDS
Fidelity VIP High Income Portfolio      5,000        4,860        2,946       25,000        30,478       29,247
Smith Barney High Income Portfolio      5,000        4,693        2,778          N/A           N/A          N/A
Templeton Bond Fund (Class 1)           5,000        4,197        2,283       25,000        23,754       22,522
Travelers U.S. Gov't Securities
  Portfolio                             5,000        4,640        2,725       25,000        25,768       24,536
Zero Coupon Bond Portfolio 1998         5,000        4,360        2,445          N/A           N/A          N/A
Zero Coupon Bond Portfolio 2000         5,000        4,403        2,489          N/A           N/A          N/A
Zero Coupon Bond Portfolio 2005         5,000        4,598        2,683          N/A           N/A          N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager
  Portfolio                             5,000        4,991        3,076       25,000        30,344       29,112
MFS Total Return Portfolio              5,000        5,014        3,100          N/A           N/A          N/A
Templeton Asset Allocation Fund
  (Class 1)                             5,000        4,766        2,852       25,000        31,359       30,127
Managed Assets Trust                    5,000        5,020        3,105       25,000        31,892       30,661
MONEY MARKET FUNDS
Money Market Portfolio                  5,000        4,309        2,394       25,000        22,446       21,214



The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance and a contract administrative charge (in this example, the administrative charge is 0%).


The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting of the classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

2 These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35
Preferred Non-Smoker
Annual Premium: $ 850.00
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                                                          TOTAL MONTHLY DEDUCTION
                            SURRENDER CHARGES                               FOR THE POLICY YEAR
                            -----------------           SALES CHARGE      -----------------------
                                                        COMPONENT OF
                                     ADMINISTRATIVE   SURRENDER CHARGE    COST OF
POLICY   CUMULATIVE   SALES CHARGE       CHARGE           AS % OF        INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS     COMPONENT       COMPONENT         CUM. PREM.       CHARGES       CHARGES
------   ----------   ------------   --------------   ----------------   ---------   --------------
 1       $  850.00       $91.20         $364.80            10.73%         $145.00        $96.00
 2       $1,700.00       $90.40         $361.60             5.32%         $157.00        $96.00
 3       $2,550.00       $90.00         $360.00             3.53%         $168.00        $96.00
 5       $4,250.00       $92.80         $371.20             2.18%         $190.00        $    0
 10      $8,500.00       $59.40         $237.60             0.70%         $250.00        $    0

(3) Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners (or the Policy beneficiaries, as the case may be) having a voting interest in Fund UL. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the Beneficiary) in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL or one of the Investment Options, or to approve or disapprove an investment advisory Policy of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.


FOR POLICIES SOLD PRIOR TO MAY 1, 1998



The following pertains to policies sold between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy has not yet been approved).



MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.80% for years one through fifteen and 0.45% thereafter.



ADMINISTRATIVE EXPENSE CHARGE. The charge is 0.10% for years one through fifteen and 0.00% thereafter.


ILLUSTRATIONS


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses and .63% Investment Option expenses and thereafter 0.45% for mortality and expense risks, 0.00% for administrative expenses and 0.63% Investment Option expenses.



The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997.



After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.53%, 4.47% and 10.47%, respectively on a current and guaranteed basis for the first fifteen Policy Years and to approximate net annual rates of -1.08%, 4.92% and 10.92%, respectively on a current and guaranteed basis thereafter.


POLICIES SOLD PRIOR TO JULY 12, 1995

The following pertains to Policies sold prior to July 12, 1995 (or sold subsequent to July 12, 1995 in states where the new Policy had not yet been approved).

MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.60% of the assets in the Separate Account, however the policy provides that the maximum charge for mortality and expense risks will not exceed .80%

ADMINISTRATION EXPENSE CHARGE. The maximum charge is equivalent, on an annual basis, to 0.10% of the assets in the Separate Account, however, the Company does not currently assess this charge.

CONTRACT LOANS. During the first 10 policy years, the full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands). During Contract Years 11, 12 and 13, 25%,

50% and 75% of the Loan Account Value, respectively, will be charged a reduced rate of 3.85% (5.66% in New York and Massachusetts). Thereafter, 100% of the Loan Account Value will be charged the reduced rate.


ILLUSTRATIONS





The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. The current charges use 0.60% for mortality and expense risks and .63% Investment Option expenses. The guaranteed charges use 0.80% for mortality and expense risks, 0.10% for administrative expenses and 0.63% Investment Option expenses.



The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997.



After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.23%, 4.77% and 10.77%, respectively on a current basis and to approximate net annual rates of -1.53%, 4.47% and 10.47%, respectively on a guaranteed basis.


SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted;
(3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc., serves as principal underwriter of the Policies described herein. However, it is currently anticipated that Travelers Distribution Company, an affiliated brokerdealer, may become the principal underwriter during 1998.


LEGAL PROCEEDINGS AND OPINION


There are no pending material legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by the General Counsel of the Company.


INDEPENDENT ACCOUNTANTS


Financial statements as of and for the year ended December 31, 1997 of Fund UL, included in the registration statement, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


REGISTRATION STATEMENT


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL, the Investment Options, the Company and the Policy. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION


Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.


INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the

Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS


A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.



A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.


Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these

Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.


                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994 and Vice
Director                                    President (1990-1994) of The Travelers Insurance
                                            Company; Partner (1986-1990) of Coopers & Lybrand.
Ian R. Stuart..................    1996     Senior Vice President since November, 1996 Chief
Director                                    Financial Officer; Chief Accounting Officer and
                                            Controller since March 1996, Vice President (1991-1996)
                                            of The Travelers Insurance Company.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Chairman since June 1996 and President and Chief
Director                                    Executive Officer since June 1995 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Travelers Group
                                            Inc.; Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Travelers Group Inc. since 1991; Chairman
                                            and Chief Executive Officer of Commercial Credit
                                            Company (1991-1993); Executive Vice President
                                            (1986-1991), Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Travelers Group Inc. since 1992;
                                            Vice President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.


---------------
* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York

               SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY
--------------------------------------------------------------------------------

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President


Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).


The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .63% for Investment Option expenses and thereafter 0.25% for mortality and expense risks, 0.00% for administrative expenses, and .63% for Investment Option expenses.



The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1997.



After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.53%, 4.47%, and 10.47%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -.88%, 5.12%, and 11.12%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.


For illustrations shown for policies issued prior to May 1, 1998, see "Policies Paid Prior to May 1, 1998" for the applicable charges and fees.



The charge for Investment Option expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Investment Options. The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1997, these reimbursement agreements affected the total operating expenses of the Investment Options as follows:



     1. For Money Market Portfolio, other expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the Money Market Portfolio.



     2. The other expenses reflected in AIM Capital Appreciation Portfolio, Alliance Growth Portfolio and MFS Total Return are as of October 31, 1997 (the Fund's fiscal year end). Managed Assets Trust, U.S. Government Securities Portfolio and Utilities Portfolio reflect other expenses as of December 31, 1997. There were no fees waived or expenses reimbursed for these funds in 1997.



     3. A portion of the brokerage commissions that certain funds pay was used to reduce Fidelity funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Underlying Fund Expenses would have been .64% for Asset Manager Portfolio, .57% for Equity Income Portfolio, .67% for Growth, and .71% for High Income.



     4. Total Return Portfolio's Management Fees include 0.20% for fund administration.



     5. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .15%. Without such arrangement, the Total Expenses for the Portfolio would have been as follows: 2.21% for Zero Coupon Bond Fund Series 1998; 1.80% for Zero Coupon Bond Fund Series 2000; 1.52% for Zero Coupon Bond Fund Series 2005.


Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL, since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.


Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,979      2,193      2,416        891      1,092      1,302
3       5,282    150,000    150,000    150,000      2,918      3,334      3,788      1,882      2,273      2,700
4       7,221    150,000    150,000    150,000      3,960      4,650      5,430      2,968      3,617      4,350
5       9,258    150,000    150,000    150,000      4,962      6,000      7,221      4,018      4,994      6,141
6      11,396    150,000    150,000    150,000      5,923      7,385      9,176      5,029      6,403      8,159
7      13,641    150,000    150,000    150,000      6,846      8,809     11,314      6,005      7,900     10,405
8      15,999    150,000    150,000    150,000      7,731     10,276     13,658      6,945      9,475     12,857
9      18,474    150,000    150,000    150,000      8,577     11,785     16,227      7,882     11,090     15,532
10     21,073    150,000    150,000    150,000      9,381     13,334     19,043      8,794     12,747     18,456
15     36,153    150,000    150,000    150,000     12,601     21,590     37,748     12,601     21,590     37,748
20     55,399    150,000    150,000    150,000     14,790     31,670     70,005     14,790     31,670     70,005

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,313         0         115        265
3       5,282    150,000    150,000    150,000     1,436       1,713      2,018       489         749      1,036
4       7,221    150,000    150,000    150,000     2,253       2,700      3,211     1,363       1,784      2,264
5       9,258    150,000    150,000    150,000     3,016       3,688      4,487     2,189       2,820      3,571
6      11,396    150,000    150,000    150,000     3,721       4,675      5,852     2,959       3,856      4,962
7      13,641    150,000    150,000    150,000     4,365       5,657      7,311     3,673       4,887      6,442
8      15,999    150,000    150,000    150,000     4,942       6,626      8,869     4,323       5,906      8,068
9      18,474    150,000    150,000    150,000     5,449       7,578     10,533     4,906       6,907      9,838
10     21,073    150,000    150,000    150,000     5,884       8,511     12,314     5,423       7,924     11,727
15     36,153    150,000    150,000    150,000     7,013      12,880     23,573     7,013      12,880     23,573
20     55,399    150,000    150,000    150,000     5,929      16,498     41,536     5,929      16,498     41,536

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,496      2,764      3,043      1,377      1,629      1,891
3       6,517    150,000    150,000    150,000      3,679      4,202      4,770      2,597      3,089      3,623
4       8,910    150,000    150,000    150,000      4,961      5,825      6,804      3,909      4,721      5,641
5      11,423    150,000    150,000    150,000      6,185      7,485      9,016      5,167      6,389      7,829
6      14,061    150,000    150,000    150,000      7,361      9,191     11,433      6,381      8,101     10,304
7      16,831    150,000    150,000    150,000      8,488     10,942     14,076      7,548      9,921     13,055
8      19,740    150,000    150,000    150,000      9,568     12,746     16,974      8,671     11,833     16,061
9      22,794    150,000    150,000    150,000     10,600     14,603     20,154      9,793     13,796     19,347
10     26,001    150,000    150,000    150,000     11,569     16,499     23,633     10,870     15,800     22,934
15     44,607    150,000    150,000    150,000     15,515     26,732     46,957     15,515     26,732     46,957
20     68,354    150,000    150,000    150,000     17,393     38,574     87,026     17,393     38,574     87,026

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,953       2,314      2,711       975       1,314      1,687
4       8,910    150,000    150,000    150,000     2,897       3,478      4,143     1,969       2,515      3,140
5      11,423    150,000    150,000    150,000     3,762       4,629      5,661     2,890       3,705      4,675
6      14,061    150,000    150,000    150,000     4,540       5,759      7,266     3,729       4,875      6,292
7      16,831    150,000    150,000    150,000     5,222       6,855      8,957     4,478       6,013      7,989
8      19,740    150,000    150,000    150,000     5,797       7,907     10,736     5,127       7,110      9,823
9      22,794    150,000    150,000    150,000     6,254       8,898     12,601     5,663       8,148     11,794
10     26,001    150,000    150,000    150,000     6,583       9,816     14,553     6,080       9,119     13,854
15     44,607    150,000    150,000    150,000     5,995      12,859     25,811     5,995      12,859     25,811
20     68,354    150,000    150,000    150,000       260      11,683     41,321       260      11,683     41,321

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Male, Issue Age 45                                           Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,496      2,764      3,043      1,377      1,629      1,891
3       6,517    150,000    150,000    150,000      3,679      4,202      4,770      2,597      3,089      3,623
4       8,910    150,000    150,000    150,000      4,961      5,825      6,804      3,909      4,721      5,641
5      11,423    150,000    150,000    150,000      6,185      7,485      9,016      5,167      6,389      7,829
6      14,061    150,000    150,000    150,000      7,361      9,191     11,433      6,381      8,101     10,304
7      16,831    150,000    150,000    150,000      8,488     10,942     14,076      7,548      9,921     13,055
8      19,740    150,000    150,000    150,000      9,568     12,746     16,974      8,671     11,833     16,061
9      22,794    150,000    150,000    150,000     10,600     14,603     20,154      9,793     13,796     19,347
10     26,001    150,000    150,000    150,000     11,569     16,499     23,633     10,870     15,800     22,934
15     44,607    150,000    150,000    150,000     15,515     26,732     46,957     15,515     26,732     46,957
20     68,354    150,000    150,000    150,000     17,215     38,207     86,245     17,215     38,207     86,245



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Female, Issue Age 45                                         Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,313         0         115        265
3       5,282    150,000    150,000    150,000     1,436       1,713      2,018       489         749      1,036
4       7,221    150,000    150,000    150,000     2,253       2,700      3,211     1,363       1,784      2,264
5       9,258    150,000    150,000    150,000     3,016       3,688      4,487     2,189       2,820      3,571
6      11,396    150,000    150,000    150,000     3,721       4,675      5,852     2,959       3,856      4,962
7      13,641    150,000    150,000    150,000     4,365       5,657      7,311     3,673       4,887      6,442
8      15,999    150,000    150,000    150,000     4,942       6,626      8,869     4,323       5,906      8,068
9      18,474    150,000    150,000    150,000     5,449       7,578     10,533     4,906       6,907      9,838
10     21,073    150,000    150,000    150,000     5,884       8,511     12,314     5,423       7,924     11,727
15     36,153    150,000    150,000    150,000     7,013      12,880     23,573     7,013      12,880     23,573
20     55,399    150,000    150,000    150,000     5,854      16,326     41,148     5,854      16,326     41,148



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Female, Issue Age 45                                         Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,979      2,193      2,416        891      1,092      1,302
3       5,282    150,000    150,000    150,000      2,918      3,334      3,788      1,882      2,273      2,700
4       7,221    150,000    150,000    150,000      3,960      4,650      5,430      2,968      3,617      4,350
5       9,258    150,000    150,000    150,000      4,962      6,000      7,221      4,018      4,994      6,141
6      11,396    150,000    150,000    150,000      5,923      7,385      9,176      5,029      6,403      8,159
7      13,641    150,000    150,000    150,000      6,846      8,809     11,314      6,005      7,900     10,405
8      15,999    150,000    150,000    150,000      7,731     10,276     13,658      6,945      9,475     12,857
9      18,474    150,000    150,000    150,000      8,577     11,785     16,227      7,882     11,090     15,532
10     21,073    150,000    150,000    150,000      9,381     13,334     19,043      8,794     12,747     18,456
15     36,153    150,000    150,000    150,000     12,601     21,590     37,748     12,601     21,590     37,748
20     55,399    150,000    150,000    150,000     14,644     31,374     69,382     14,644     31,374     69,382



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Male, Issue Age 45                                           Stated Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,953       2,314      2,711       975       1,314      1,687
4       8,910    150,000    150,000    150,000     2,897       3,478      4,143     1,969       2,515      3,140
5      11,423    150,000    150,000    150,000     3,762       4,629      5,661     2,890       3,705      4,675
6      14,061    150,000    150,000    150,000     4,540       5,759      7,266     3,729       4,875      6,292
7      16,831    150,000    150,000    150,000     5,222       6,855      8,957     4,478       6,013      7,989
8      19,740    150,000    150,000    150,000     5,797       7,907     10,736     5,127       7,110      9,823
9      22,794    150,000    150,000    150,000     6,254       8,898     12,601     5,663       8,148     11,794
10     26,001    150,000    150,000    150,000     6,583       9,816     14,553     6,080       9,119     13,854
15     44,607    150,000    150,000    150,000     5,995      12,859     25,811     5,995      12,859     25,811
20     68,354    150,000    150,000    150,000       212      11,527     40,905       212      11,527     40,905



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,008      1,083      1,159          0          0         12
2       3,435    150,000    150,000    150,000      1,990      2,204      2,428        902      1,103      1,313
3       5,282    150,000    150,000    150,000      2,938      3,356      3,811      1,901      2,294      2,721
4       7,221    150,000    150,000    150,000      3,992      4,686      5,472      2,998      3,650      4,389
5       9,258    150,000    150,000    150,000      5,010      6,056      7,288      4,063      5,046      6,204
6      11,396    150,000    150,000    150,000      5,989      7,466      9,275      5,091      6,480      8,258
7      13,641    150,000    150,000    150,000      6,933      8,921     11,456      6,087      8,012     10,547
8      15,999    150,000    150,000    150,000      7,841     10,423     13,853      7,048      9,622     13,052
9      18,474    150,000    150,000    150,000      8,714     11,974     16,489      8,019     11,279     15,794
10     21,073    150,000    150,000    150,000      9,546     13,573     19,387      8,959     12,986     18,800
15     36,153    150,000    150,000    150,000     12,937     22,193     38,832     12,937     22,193     38,832
20     55,399    150,000    150,000    150,000     14,863     31,941     70,790     14,863     31,941     70,790

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**


Female, Issue Age 45                                         Stated Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,313         0         115        265
3       5,282    150,000    150,000    150,000     1,436       1,713      2,018       489         749      1,036
4       7,221    150,000    150,000    150,000     2,253       2,700      3,211     1,363       1,784      2,264
5       9,258    150,000    150,000    150,000     3,016       3,688      4,487     2,189       2,820      3,571
6      11,396    150,000    150,000    150,000     3,721       4,675      5,852     2,959       3,856      4,962
7      13,641    150,000    150,000    150,000     4,365       5,657      7,311     3,673       4,887      6,442
8      15,999    150,000    150,000    150,000     4,942       6,626      8,869     4,323       5,906      8,068
9      18,474    150,000    150,000    150,000     5,449       7,578     10,533     4,906       6,907      9,838
10     21,073    150,000    150,000    150,000     5,884       8,511     12,314     5,423       7,924     11,727
15     36,153    150,000    150,000    150,000     7,013      12,880     23,573     7,013      12,880     23,573
20     55,399    150,000    150,000    150,000     5,686      15,944     40,285     5,686      15,944     40,285

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**


Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,276      1,369      1,463        122        210        298
2       4,238    150,000    150,000    150,000      2,509      2,778      3,058      1,389      1,642      1,906
3       6,517    150,000    150,000    150,000      3,704      4,229      4,800      2,621      3,114      3,651
4       8,910    150,000    150,000    150,000      5,001      5,872      6,856      3,946      4,765      5,690
5      11,423    150,000    150,000    150,000      6,245      7,556      9,099      5,224      6,456      7,907
6      14,061    150,000    150,000    150,000      7,444      9,292     11,557      6,459      8,196     10,428
7      16,831    150,000    150,000    150,000      8,596     11,081     14,253      7,650     10,060     13,232
8      19,740    150,000    150,000    150,000      9,706     12,930     17,219      8,801     12,017     16,306
9      22,794    150,000    150,000    150,000     10,770     14,839     20,482      9,963     14,032     19,675
10     26,001    150,000    150,000    150,000     11,774     16,797     24,063     11,075     16,098     23,364
15     44,607    150,000    150,000    150,000     15,934     27,485     48,315     15,934     27,485     48,315
20     68,354    150,000    150,000    150,000     17,496     38,933     88,046     17,496     38,933     88,046

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**


Male, Issue Age 45                                           Stated Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,953       2,314      2,711       975       1,314      1,687
4       8,910    150,000    150,000    150,000     2,897       3,478      4,143     1,969       2,515      3,140
5      11,423    150,000    150,000    150,000     3,762       4,629      5,661     2,890       3,705      4,675
6      14,061    150,000    150,000    150,000     4,540       5,759      7,266     3,729       4,875      6,292
7      16,831    150,000    150,000    150,000     5,222       6,855      8,957     4,478       6,013      7,989
8      19,740    150,000    150,000    150,000     5,797       7,907     10,736     5,127       7,110      9,823
9      22,794    150,000    150,000    150,000     6,254       8,898     12,601     5,663       8,148     11,794
10     26,001    150,000    150,000    150,000     6,583       9,816     14,553     6,080       9,119     13,854
15     44,607    150,000    150,000    150,000     5,995      12,859     25,811     5,995      12,859     25,811
20     68,354    150,000    150,000    150,000       108      11,180     39,978       108      11,180     39,978

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            Sales Charge Component*
                                  (First Year)

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.41          0.37          0.33
  1        0.41          0.37          0.33
  2        0.41          0.37          0.33
  3        0.41          0.37          0.33
  4        0.41          0.37          0.33
  5        0.44          0.39          0.35
  6        0.44          0.39          0.35
  7        0.44          0.40          0.35
  8        0.45          0.40          0.36
  9        0.45          0.41          0.36
 10        0.48          0.43          0.38
 11        0.49          0.44          0.39
 12        0.51          0.46          0.41
 13        0.53          0.48          0.42
 14        0.55          0.50          0.44
 15        0.55          0.50          0.44
 16        0.55          0.50          0.44
 17        0.56          0.50          0.45
 18        0.56          0.51          0.45
 19        0.58          0.52          0.46
 20        0.57          0.51          0.46
 21        0.59          0.53          0.47
 22        0.60          0.54          0.48
 23        0.61          0.55          0.49
 24        0.61          0.55          0.49
 25        0.62          0.54          0.48
 26        0.63          0.57          0.50
 27        0.65          0.59          0.52
 28        0.67          0.61          0.54
 29        0.69          0.62          0.56
 30        0.70          0.63          0.56
 31        0.73          0.66          0.58
 32        0.76          0.68          0.60

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.78          0.71          0.63
 34        0.82          0.73          0.65
 35        0.84          0.75          0.67
 36        0.89          0.80          0.71
 37        0.93          0.84          0.75
 38        0.98          0.88          0.79
 39        1.03          0.93          0.82
 40        1.14          1.02          0.91
 41        1.21          1.09          0.97
 42        1.28          1.15          1.03
 43        1.35          1.22          1.08
 44        1.43          1.28          1.14
 45        1.44          1.29          1.15
 46        1.53          1.38          1.23
 47        1.63          1.47          1.30
 48        1.73          1.55          1.38
 49        1.82          1.64          1.46
 50        2.00          1.80          1.60
 51        2.13          1.92          1.71
 52        2.27          2.04          1.82
 53        2.40          2.16          1.92
 54        2.54          2.29          2.03
 55        2.60          2.34          2.08
 56        2.80          2.52          2.24
 57        2.99          2.69          2.40
 58        3.19          2.87          2.55
 59        3.39          3.05          2.71
 60        3.58          3.22          2.87
 61        3.90          3.51          3.12
 62        4.22          3.80          3.38
 63        4.55          4.09          3.64
 64        4.87          4.38          3.89
 65+       5.08          4.57          4.06

*This is the sales charge portion of the Per Thousand of Stated Amount Surrender
 Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

APPENDIX B(1) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE -- SALES CHARGE COMPONENT

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        Administrative Charge Component*
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 0          1.63           1.47         1.30
 1          1.63           1.47         1.30
 2          1.63           1.47         1.30
 3          1.63           1.47         1.30
 4          1.63           1.47         1.30
 5          1.75           1.58         1.40
 6          1.75           1.58         1.40
 7          1.77           1.59         1.42
 8          1.78           1.61         1.42
 9          1.81           1.62         1.45
10          1.91           1.72         1.53
11          1.97           1.77         1.58
12          2.03           1.83         1.62
13          2.12           1.91         1.70
14          2.20           1.98         1.76
15          2.21           1.98         1.77
16          2.22           1.99         1.78
17          2.23           2.01         1.78
18          2.26           2.03         1.81
19          2.32           2.09         1.86
20          2.29           2.06         1.83
21          2.34           2.11         1.87
22          2.39           2.15         1.91
23          2.43           2.19         1.94
24          2.45           2.20         1.96
25          2.46           2.17         1.93
26          2.51           2.26         2.01
27          2.60           2.34         2.08
28          2.70           2.42         2.16
29          2.78           2.50         2.22
30          2.79           2.51         2.23
31          2.91           2.62         2.33
32          3.02           2.72         2.42

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
33          3.14           2.82         2.51
34          3.26           2.94         2.61
35          3.35           3.02         2.68
36          3.54           3.19         2.83
37          3.73           3.35         2.98
38          3.93           3.54         3.14
39          4.11           3.70         3.29
40          4.55           4.10         3.64
41          4.84           4.36         3.87
42          5.13           4.62         4.10
43          5.41           4.86         4.33
44          5.70           5.14         4.56
45          5.74           5.17         4.59
46          6.13           5.51         4.90
47          6.51           5.86         5.21
48          6.90           6.22         5.52
49          7.29           6.56         5.83
50          8.00           7.20         6.40
51          8.54           7.68         6.83
52          9.08           8.18         7.26
53          9.62           8.66         7.70
54         10.16           9.14         8.13
55         10.41           9.37         8.33
56         11.19          10.07         8.95
57         11.98          10.78         9.58
58         12.77          11.49        10.22
59         13.54          12.19        10.83
60         14.33          12.90        11.46
61         15.62          14.06        12.50
62         16.90          15.21        13.52
63         18.18          16.37        14.54
64         19.47          17.53        15.58
65+        20.32          18.29        16.26

*This is the administrative portion of the Per Thousand of Stated Amount
 Surrender Charge. It equals 80% of the charge shown in Appendix B.

 APPENDIX B(2) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ADMINISTRATIVE CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20        0.08          0.00          0.00
 21        0.08          0.00          0.00
 22        0.08          0.00          0.00
 23        0.08          0.00          0.00
 24        0.08          0.00          0.00
 25        0.08          0.00          0.00
 26        0.08          0.00          0.00
 27        0.08          0.00          0.00
 28        0.08          0.00          0.00
 29        0.08          0.00          0.00
 30        0.08          0.00          0.00
 31        0.08          0.00          0.00
 32        0.08          0.00          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.08          0.00          0.00
 34        0.08          0.00          0.00
 35        0.08          0.00          0.00
 36        0.08          0.00          0.00
 37        0.08          0.00          0.00
 38        0.08          0.00          0.00
 39        0.08          0.00          0.00
 40        0.08          0.00          0.00
 41        0.08          0.00          0.00
 42        0.08          0.00          0.00
 43        0.08          0.00          0.00
 44        0.08          0.00          0.00
 45        0.08          0.00          0.00
 46        0.08          0.00          0.00
 47        0.09          0.00          0.00
 48        0.09          0.00          0.00
 49        0.10          0.00          0.00
 50        0.10          0.00          0.00
 51        0.11          0.00          0.00
 52        0.11          0.00          0.00
 53        0.12          0.00          0.00
 54        0.12          0.00          0.00
 55        0.12          0.00          0.00
 56        0.13          0.00          0.00
 57        0.13          0.00          0.00
 58        0.14          0.00          0.00
 59        0.14          0.00          0.00
 60        0.15          0.00          0.00
 61        0.15          0.00          0.00
 62        0.15          0.00          0.00
 63        0.15          0.00          0.00
 64        0.15          0.00          0.00
 65+       0.15          0.00          0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.12          0.08          0.00
  1        0.12          0.08          0.00
  2        0.12          0.08          0.00
  3        0.12          0.08          0.00
  4        0.12          0.08          0.00
  5        0.12          0.08          0.00
  6        0.13          0.08          0.00
  7        0.14          0.08          0.00
  8        0.15          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.16          0.08          0.00
  1        0.16          0.08          0.00
  2        0.16          0.08          0.00
  3        0.16          0.08          0.00
  4        0.16          0.08          0.00
  5        0.16          0.08          0.00
  6        0.16          0.08          0.00
  7        0.16          0.08          0.00
  8        0.16          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
   Investments in eligible funds at market value:
     Managed Assets Trust, 114,804 shares (cost $1,761,500) ...........................     $ 2,026,296
     High Yield Bond Trust, 24,382 shares (cost $215,673) .............................         241,137
     Capital Appreciation Fund, 120,351 shares (cost $4,644,550) ......................       5,574,661
     Cash Income Trust, 3,347,375 shares (cost $3,347,375) ............................       3,347,375
     The Travelers Series Trust, 496,993 shares (cost $5,181,966) .....................       5,328,832
     Templeton Variable Products Series Fund, 529,432 shares (cost $10,458,089) .......      11,591,894
     Fidelity's Variable Insurance Products Fund, 840,173 shares (cost $17,653,628) ...      21,041,079
     Fidelity's Variable Insurance Products Fund II, 243,515 shares (cost $3,671,170) .       4,385,702
     Dreyfus Stock Index Fund, 127,138 shares (cost $2,750,538) .......................       3,273,804
     American Odyssey Funds, Inc., 38,833 shares (cost $533,298) ......................         554,406
     Travelers Series Fund Inc., 345,419 shares (cost $4,982,688)  ....................       5,843,986
     Greenwich Street Series Fund, 44,121 shares (cost $689,440) ......................         777,407
                                                                                            -----------
         Total Investments (cost $55,889,915)  ........................................                        $63,986,579

   Receivables:
     Dividends ........................................................................                             74,450
     Premium payments and transfers from other Travelers accounts .....................                             18,755
   Other assets .......................................................................                                  4
                                                                                                               -----------

         Total Assets .................................................................                         64,079,788
                                                                                                               -----------

LIABILITIES:
   Payable for contract surrenders and transfers to other Travelers accounts ..........                             18,479
   Accrued liabilities ................................................................                              3,136
                                                                                                               -----------

         Total Liabilities ............................................................                             21,615
                                                                                                               -----------

NET ASSETS: ...........................................................................                        $64,058,173
                                                                                                               ===========


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
   Dividends ..........................................................................                        $ 2,833,924

EXPENSES:
   Insurance charges ..................................................................     $   363,873
   Administrative charges .............................................................          22,481
                                                                                            -----------
     Total expenses ...................................................................                            386,354
                                                                                                               -----------
       Net investment income ..........................................................                          2,447,570
                                                                                                               -----------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
   Realized gain from investment transactions:
     Proceeds from investments sold ...................................................      14,840,064
     Cost of investments sold .........................................................      13,389,728
                                                                                            -----------
       Net realized gain ..............................................................                          1,450,336
   Change in unrealized gain on investments:
     Unrealized gain at December 31, 1996 .............................................       3,488,881
     Unrealized gain at December 31, 1997 .............................................       8,096,664
                                                                                            -----------
       Net change in unrealized gain for the year .....................................                          4,607,783
                                                                                                               -----------
         Net realized gain and change in unrealized gain ..............................                          6,058,119
                                                                                                               -----------
   Net increase in net assets resulting from operations ...............................                        $ 8,505,689
                                                                                                               ===========


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                            1997              1996
                                                                        ------------      ------------
OPERATIONS:
   Net investment income ...........................................    $  2,447,570      $  1,858,620
   Net realized gain from investment transactions ..................       1,450,336           532,275
   Net change in unrealized gain on investments ....................        4,607,783         1,534,477
                                                                        ------------      ------------

     Net increase in net assets resulting from operations ..........       8,505,689         3,925,372
                                                                        ------------      ------------

UNIT TRANSACTIONS:
   Participant premium payments
     (applicable to 12,005,909 and 15,169,725 units, respectively)..      19,096,022        21,543,041
   Participant transfers from other Travelers accounts
     (applicable to 8,679,346 and 10,670,706 units, respectively) ..      13,453,685        14,576,672
   Contract surrenders
     (applicable to 3,304,273 and 3,002,978 units, respectively) ...      (5,554,224)       (4,214,910)
   Participant transfers to other Travelers accounts
     (applicable to 9,048,261 and 9,824,019 units, respectively) ...     (13,733,134)      (14,195,827)
   Other payments to participants
     (applicable to 23,301 units) ..................................        (33,914)               --
                                                                        ------------      ------------

       Net increase in net assets resulting from unit transactions        13,228,435        17,708,976
                                                                        ------------      ------------

         Net increase in net assets ................................      21,734,124        21,634,348

NET ASSETS:
   Beginning of year ...............................................      42,324,049        20,689,701
                                                                        ------------      ------------

   End of year .....................................................    $ 64,058,173      $ 42,324,049
                                                                        ============      ============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $3,401,482 at December 31, 1997.

Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1997, the eligible funds available under Fund UL are: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (formerly Smith Barney Series Fund) (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

Effective July 12, 1995, the following funds were no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Short-Term Bond Fund of American Odyssey Funds, Inc.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $31,020,647 and $14,840,064, respectively, for the year ended December 31, 1997. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $55,889,915 at December 31, 1997. Gross unrealized appreciation for all investments at December 31, 1997 was $8,108,762. Gross unrealized depreciation for all investments at December 31, 1997 was $12,098.

3.  CONTRACT CHARGES

Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts, MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife had not yet been received), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1997. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval for Enhanced MarketLife has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $131,429 and $106,276 in satisfaction of such contingent surrender charges for the years ended December 31, 1997 and 1996, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
MANAGED ASSETS TRUST
     Price I .................................              631,186          $2.690          $ 1,697,949
     Price II ................................              122,866           2.671              328,128
HIGH YIELD BOND TRUST
     Price I .................................               96,477           2.515              242,606
CAPITAL APPRECIATION FUND
     Price I .................................              969,080           2.711            2,627,169
     Price II ................................            1,095,887           2.691            2,949,431
CASH INCOME TRUST
     Price I .................................              160,685           1.551              249,254
     Price II ................................            2,016,280           1.540            3,105,001
THE TRAVELERS SERIES TRUST
  U.S. Government Securities Portfolio
     Price I .................................              138,133           1.300              179,581
     Price II ................................            1,042,966           1.291            1,346,102
  Utilities Portfolio
     Price I .................................               70,674           1.697              119,954
     Price II ................................               34,592           1.685               58,288
  Zero Coupon Bond Fund Portfolio Series 1998
     Price I .................................            1,000,000           1.116            1,115,894
     Price II ................................                8,353           1.108                9,259
  Zero Coupon Bond Fund Portfolio Series 2000
     Price I .................................            1,001,379           1.121            1,122,297
     Price II ................................               36,677           1.113               40,831
  Zero Coupon Bond Fund Portfolio Series 2005
     Price I .................................            1,041,763           1.165            1,213,483
     Price II ................................              105,916           1.157              122,553

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Templeton Bond Fund
     Price I .................................              147,319          $1.192          $   175,618
     Price II ................................              264,591           1.183              313,140
  Templeton Stock Fund
     Price I .................................            2,837,594           1.617            4,589,102
     Price II ................................            1,578,248           1.606            2,533,963
  Templeton Asset Allocation Fund
     Price I .................................            1,820,911           1.565            2,848,947
     Price II ................................              728,294           1.553            1,131,223
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  High Income Portfolio
     Price I .................................              975,103           1.515            1,477,604
     Price II ................................            1,292,867           1.504            1,944,960
  Growth Portfolio
     Price I .................................            3,005,309           1.839            5,526,710
     Price II ................................            2,264,973           1.826            4,135,061
  Equity-Income Portfolio
     Price I .................................            2,311,361           1.981            4,578,953
     Price II ................................            1,719,857           1.967            3,382,482
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio
     Price I .................................            2,569,808           1.460            3,751,635
     Price II ................................              437,656           1.449              634,303
DREYFUS STOCK INDEX FUND
     Price I .................................              501,723           2.203            1,105,221
     Price II ................................            1,019,666           2.187            2,229,952
AMERICAN ODYSSEY FUNDS, INC.
  American Odyssey Core Equity Fund
     Price I .................................               29,927           2.218               66,390
  American Odyssey Emerging Opportunities Fund
     Price I .................................              197,206           1.459              287,685
  American Odyssey International Equity Fund
     Price I .................................               82,883           1.408              116,698
  American Odyssey Long-Term Bond Fund
     Price I .................................               63,209           1.366               86,321
  American Odyssey Intermediate-Term Bond Fund
     Price I .................................                1,145           1.166                1,335
  American Odyssey Short-Term Bond Fund
     Price I .................................                2,753           1.208                3,325

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
     Price I .................................              235,405          $1.721          $   405,056
     Price II ................................            1,234,462           1.708            2,109,030
  Smith Barney Income and Growth Portfolio
     Price I .................................               36,024           1.600               57,637
     Price II ................................              424,342           1.589              674,488
  Smith Barney High Income Portfolio
     Price I .................................               28,586           1.264               36,130
     Price II ................................              358,300           1.256              450,194
  MFS Total Return Portfolio
     Price I .................................              142,872           1.490              212,943
     Price II ................................              437,292           1.480              647,206
  AIM Capital Appreciation Portfolio
     Price I .................................              116,099           1.183              137,359
     Price II ................................              936,917           1.177            1,102,352
GREENWICH STREET SERIES FUND
  Total Return Portfolio
     Price I .................................               37,563           1.499               56,308
     Price II ................................              484,110           1.489              721,062
                                                                                             -----------

Net Contract Owners' Equity ..................                                               $64,058,173
                                                                                             ===========

5. STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                         NO. OF             MARKET
                                                                           SHARES             VALUE
                                                                         -----------       -----------
   MANAGED ASSETS TRUST (3.2%)
       Total (Cost $1,761,500)                                               114,804       $ 2,026,296
                                                                         -----------       -----------
   HIGH YIELD BOND TRUST (0.4%)
       Total (Cost $215,673)                                                  24,382           241,137
                                                                         -----------       -----------
   CAPITAL APPRECIATION FUND (8.7%)
       Total (Cost $4,644,550)                                               120,351         5,574,661
                                                                         -----------       -----------
   CASH INCOME TRUST (5.2%)
       Total (Cost $3,347,375)                                             3,347,375         3,347,375
                                                                         -----------       -----------
   THE TRAVELERS SERIES TRUST (8.3%)
     U.S. Government Securities Portfolio (Cost $1,479,742)                  130,966         1,525,755
     Utilities Portfolio (Cost $148,527)                                      11,683           178,638
     Zero Coupon Bond Fund Portfolio Series 1998 (Cost $1,122,796)           112,182         1,125,190
     Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,155,180)           115,279         1,163,167
     Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,275,721)           126,883         1,336,082
                                                                         -----------       -----------
       Total (Cost $5,181,966)                                               496,993         5,328,832
                                                                         -----------       -----------
   TEMPLETON VARIABLE PRODUCTS SERIES FUND (18.1%)
     Templeton Bond Fund (Cost $482,060)                                      44,193           488,780
     Templeton Stock Fund (Cost $6,583,386)                                  307,149         7,122,795
     Templeton Asset Allocation Fund (Cost $3,392,643)                       178,090         3,980,319
                                                                         -----------       -----------
       Total (Cost $10,458,089)                                              529,432        11,591,894
                                                                         -----------       -----------
   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (32.9%)
     High Income Portfolio (Cost $3,052,156)                                 252,034         3,422,625
     Growth Portfolio (Cost $7,968,559)                                      260,407         9,661,116
     Equity-Income Portfolio (Cost $6,632,913)                               327,732         7,957,338
                                                                         -----------       -----------
       Total (Cost $17,653,628)                                              840,173        21,041,079
                                                                         -----------       -----------
   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (6.9%)
     Asset Manager Portfolio
       Total (Cost $3,671,170)                                               243,515         4,385,702
                                                                         -----------       -----------
   DREYFUS STOCK INDEX FUND (5.1%)
       Total (Cost $2,750,538)                                               127,138         3,273,804
                                                                         -----------       -----------
   AMERICAN ODYSSEY FUNDS, INC. (0.9%)
     American Odyssey Core Equity Fund (Cost $46,111)                          3,292            65,611
     American Odyssey Emerging Opportunities Fund (Cost $299,735)             20,076           287,690
     American Odyssey International Equity Fund (Cost $102,480)                7,425           114,942
     American Odyssey Long-Term Bond Fund (Cost $80,495)                       7,611            81,739
     American Odyssey Intermediate-Term Bond Fund (Cost $1,286)                  123             1,264
     American Odyssey Short-Term Bond Fund (Cost $3,191)                         306             3,160
                                                                         -----------       -----------
       Total (Cost $533,298)                                                  38,833           554,406
                                                                         -----------       -----------
   TRAVELERS SERIES FUND INC. (9.1%)
     Alliance Growth Portfolio (Cost $1,966,130)                             116,421         2,520,506
     Smith Barney Income and Growth Portfolio (Cost $651,344)                 38,393           732,153
     Smith Barney High Income Portfolio (Cost $469,336)                       36,079           486,347
     MFS Total Return Portfolio (Cost $744,214)                               53,896           860,188
     AIM Capital Appreciation Portfolio (Cost $1,151,664)                    100,630         1,244,792
                                                                         -----------       -----------
       Total (Cost $4,982,688)                                               345,419         5,843,986
                                                                         -----------       -----------
   GREENWICH STREET SERIES FUND (1.2%)
     Total Return Portfolio
       Total (Cost $689,440)                                                  44,121           777,407
                                                                         -----------       -----------
TOTAL INVESTMENT OPTIONS (100%)
   (COST $55,889,915)                                                                      $63,986,579
                                                                                           ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  MANAGED ASSETS TRUST                  HIGH YIELD BOND TRUST
                                                              ------------------------------        --------------------------
                                                                 1997               1996              1997             1996
                                                              -----------        -----------        ---------        ---------
INVESTMENT INCOME:
Dividends .............................................       $    56,368        $   212,189        $     151        $  58,484
                                                              -----------        -----------        ---------        ---------
EXPENSES:
Insurance charges .....................................            11,874              9,244            1,465            1,710
Administrative charges ................................               339                266               --               --
                                                              -----------        -----------        ---------        ---------
      Net investment income (loss) ....................            44,155            202,679           (1,314)          56,774
                                                              -----------        -----------        ---------        ---------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           374,254            398,836          234,846          266,166
    Cost of investments sold ..........................           292,317            355,102          225,775          261,596
                                                              -----------        -----------        ---------        ---------
      Net realized gain (loss) ........................            81,937             43,734            9,071            4,570
                                                              -----------        -----------        ---------        ---------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........            49,154            113,258           (2,411)          16,476
    Unrealized gain (loss) end of year ................           264,796             49,154           25,465           (2,411)
                                                              -----------        -----------        ---------        ---------
      Net change in unrealized gain (loss) for the year           215,642            (64,104)          27,876          (18,887)
                                                              -----------        -----------        ---------        ---------
Net increase (decrease) in net assets
      resulting from operations .......................           341,734            182,309           35,633           42,457
                                                              -----------        -----------        ---------        ---------

UNIT TRANSACTIONS:
Participant premium payments ..........................           427,367            385,858           34,411           59,862
Participant transfers from other Travelers accounts ...           132,340            446,005           93,271          210,756
Contract surrenders ...................................          (269,781)          (197,168)        (143,838)         (49,202)
Participant transfers to other Travelers accounts .....          (253,757)          (363,218)         (98,507)        (225,122)
Other payments to participants ........................                --                 --               --               --
                                                              -----------        -----------        ---------        ---------
    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            36,169            271,477         (114,663)          (3,706)
                                                              -----------        -----------        ---------        ---------
      Net increase (decrease) in net assets ...........           377,903            453,786          (79,030)          38,751

NET ASSETS:
    Beginning of year .................................         1,648,174          1,194,388          321,636          282,885
                                                              -----------        -----------        ---------        ---------
    End of year .......................................       $ 2,026,077        $ 1,648,174        $ 242,606        $ 321,636
                                                              ===========        ===========        =========        =========


                                                                 CAPITAL APPRECIATION FUND
                                                              ------------------------------
                                                                 1997               1996
                                                              -----------        -----------
INVESTMENT INCOME:
Dividends .............................................       $        36        $   326,576
                                                              -----------        -----------

EXPENSES:
Insurance charges .....................................            30,965             12,964
Administrative charges ................................             2,084                456
                                                              -----------        -----------
      Net investment income (loss) ....................           (33,013)           313,156
                                                              -----------        -----------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           839,367            141,019
    Cost of investments sold ..........................           553,249             97,726
                                                              -----------        -----------
      Net realized gain (loss) ........................           286,118             43,293
                                                              -----------        -----------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........           276,095            177,890
    Unrealized gain (loss) end of year ................           930,111            276,095
                                                              -----------        -----------
      Net change in unrealized gain (loss) for the year           654,016             98,205
                                                              -----------        -----------
Net increase (decrease) in net assets
      resulting from operations .......................           907,121            454,654
                                                              -----------        -----------

UNIT TRANSACTIONS:
Participant premium payments ..........................         1,371,774            845,776
Participant transfers from other Travelers accounts ...         1,068,760          1,273,217
Contract surrenders ...................................          (577,590)          (250,675)
Participant transfers to other Travelers accounts .....          (560,317)          (124,142)
Other payments to participants ........................              (651)                --
                                                              -----------        -----------
    Net increase (decrease) in net assets resulting
      from unit transactions ..........................         1,301,976          1,744,176
                                                              -----------        -----------
      Net increase (decrease) in net assets ...........         2,209,097          2,198,830

NET ASSETS:
    Beginning of year .................................         3,367,503          1,168,673
                                                              -----------        -----------
    End of year .......................................       $ 5,576,600        $ 3,367,503
                                                              ===========        ===========

                                                                                                       ZERO COUPON BOND
                                        U.S. GOVERNMENT                                                 FUND PORTFOLIO
      CASH INCOME TRUST               SECURITIES PORTFOLIO           UTILITIES PORTFOLIO                  SERIES 1998
-----------------------------      --------------------------      ------------------------      ----------------------------
    1997              1996             1997           1996           1997           1996             1997             1996
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
$   148,941      $     90,366      $    71,639      $  58,279      $     234      $  13,790      $    60,738      $    67,102
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

     23,201            15,944            7,196          1,660            947            688            6,579            6,251
      2,570             1,351              781            100             44             23               10                6
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
    123,170            73,071           63,662         56,519           (757)        13,079           54,149           60,845
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


  7,080,626         6,855,752          579,692         45,082         33,131         42,674           22,224            6,286
  7,080,626         6,855,752          605,967         43,606         31,964         37,280           21,753            6,135
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

         --                --          (26,275)         1,476          1,167          5,394              471              151
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


         --                --          (33,195)        19,739         (3,421)         7,329           (1,641)          24,969
         --                --           46,013        (33,195)        30,111         (3,421)           2,394           (1,641)
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

         --                --           79,208        (52,934)        33,532        (10,750)           4,035          (26,610)
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


    123,170            73,071          116,595          5,061         33,942          7,723           58,655           34,386
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

  6,413,938        11,879,168          555,591         92,662         47,754         79,509              634               --
  3,079,011         1,603,195          723,123        513,975          1,654         25,144            8,679           15,174
   (365,525)       (1,023,100)         (92,796)       (32,101)       (28,432)       (16,313)            (454)            (203)
 (8,668,083)      (11,441,681)        (503,445)       (20,458)       (10,100)       (33,120)         (15,356)              --
         --                --               --             --             --             --               --               --
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

    459,341         1,017,582          682,473        554,078         10,876         55,220           (6,497)          14,971
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

    582,511         1,090,653          799,068        559,139         44,818         62,943           52,158           49,357

  2,771,744         1,681,091          726,615        167,476        133,424         70,481        1,072,995        1,023,638
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
$ 3,354,255      $  2,771,744      $ 1,525,683      $ 726,615      $ 178,242      $ 133,424      $ 1,125,153      $ 1,072,995
===========      ============      ===========      =========      =========      =========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                   ZERO COUPON BOND                   ZERO COUPON BOND
                                                                    FUND PORTFOLIO                     FUND PORTFOLIO
                                                                      SERIES 2000                        SERIES 2005
                                                                 1997             1996              1997              1996
                                                                 ----             ----              ----              ----
INVESTMENT INCOME:
Dividends .............................................      $    63,813       $    63,651       $    71,682       $    66,990
                                                             -----------       -----------       -----------       -----------

EXPENSES:
Insurance charges .....................................            6,564             6,171             7,294             6,538
Administrative charges ................................               13                 2                63                26
                                                             -----------       -----------       -----------       -----------
      Net investment income (loss) ....................           57,236            57,478            64,325            60,426
                                                             -----------       -----------       -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           13,930             6,328            67,978            22,857
    Cost of investments sold ..........................           13,566             6,227            67,394            23,410
                                                             -----------       -----------       -----------       -----------

      Net realized gain (loss) ........................              364               101               584              (553)
                                                             -----------       -----------       -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........           (4,359)           30,962            (2,241)           47,983
    Unrealized gain (loss) end of year ................            7,987            (4,359)           60,360            (2,241)
                                                             -----------       -----------       -----------       -----------

      Net change in unrealized gain (loss) for the year           12,346           (35,321)           62,601           (50,224)
                                                             -----------       -----------       -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................           69,946            22,258           127,510             9,649
                                                             -----------       -----------       -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................            1,592             1,303            43,451             3,937
Participant transfers from other Travelers accounts ...           36,989             2,571            37,071           143,245
Contract surrenders ...................................             (877)             (275)           (3,931)           (1,804)
Participant transfers to other Travelers accounts .....              (16)               --           (57,627)          (15,098)
Other payments to participants ........................               --                --                --                --
                                                             -----------       -----------       -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................           37,688             3,599            18,964           130,280
                                                             -----------       -----------       -----------       -----------

      Net increase (decrease) in net assets ...........          107,634            25,857           146,474           139,929



NET ASSETS:
    Beginning of year .................................        1,055,494         1,029,637         1,189,562         1,049,633
                                                             -----------       -----------       -----------       -----------

    End of year .......................................      $ 1,163,128       $ 1,055,494       $ 1,336,036       $ 1,189,562
                                                             ===========       ===========       ===========       ===========





                                                               TEMPLETON BOND FUND
                                                                1997           1996
                                                                ----           ----
INVESTMENT INCOME:
Dividends .............................................      $  22,190       $  18,730
                                                             ---------       ---------

EXPENSES:
Insurance charges .....................................          2,586           1,415
Administrative charges ................................            201              68
                                                             ---------       ---------
      Net investment income (loss) ....................         19,403          17,247
                                                             ---------       ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................         43,392         155,886
    Cost of investments sold ..........................         43,183         160,115
                                                             ---------       ---------

      Net realized gain (loss) ........................            209          (4,229)
                                                             ---------       ---------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........         18,576          10,933
    Unrealized gain (loss) end of year ................          6,720          18,576
                                                             ---------       ---------

      Net change in unrealized gain (loss) for the year        (11,856)          7,643
                                                             ---------       ---------

Net increase (decrease) in net assets
      resulting from operations .......................          7,756          20,661
                                                             ---------       ---------



UNIT TRANSACTIONS:
Participant premium payments ..........................        121,519         129,705
Participant transfers from other Travelers accounts ...        123,156         140,133
Contract surrenders ...................................        (41,897)        (37,867)
Participant transfers to other Travelers accounts .....         (8,468)       (110,954)
Other payments to participants ........................         (4,899)             --
                                                             ---------       ---------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        189,411         121,017
                                                             ---------       ---------

      Net increase (decrease) in net assets ...........        197,167         141,678



NET ASSETS:
    Beginning of year .................................        291,591         149,913
                                                             ---------       ---------

    End of year .......................................      $ 488,758       $ 291,591
                                                             =========       =========

                                        TEMPLETON ASSET                   FIDELITY'S HIGH
    TEMPLETON STOCK FUND                ALLOCATION FUND                   INCOME PORTFOLIO            FIDELITY'S GROWTH PORTFOLIO
    1997             1996             1997             1996             1997             1996            1997             1996
    ----             ----             ----             ----             ----             ----            ----             ----
$   513,518      $   275,458      $   257,405      $   100,257      $   195,704      $    79,896      $   234,290      $   212,219
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


     42,347           22,487           23,292           13,519           20,332            8,457           53,174           28,119
      2,080              636              868              228            1,556              346            3,145            1,081
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    469,091          252,335          233,245           86,510          173,816           71,093          177,971          183,019
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




    795,451          427,910          299,373          251,298          906,455          394,532          775,032          290,824
    588,414          355,680          211,031          208,598          892,824          359,601          510,153          199,573
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    207,037           72,230           88,342           42,700           13,631           34,931          264,879           91,251
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    696,253          293,901          469,194          221,298          109,472           57,063          642,147          382,429
    539,409          696,253          587,676          469,194          370,469          109,472        1,692,557          642,147
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

   (156,844)         402,352          118,482          247,896          260,997           52,409        1,050,410          259,718
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    519,284          726,917          440,069          377,106          448,444          158,433        1,493,260          533,988
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




  1,839,867        1,321,382          735,199          644,082          686,634          527,622        2,092,960        2,089,604
  1,088,920        1,213,990          400,002          446,075          933,013        1,226,656        1,286,782        1,889,484
   (668,841)        (483,098)        (356,661)        (235,094)        (260,544)        (201,035)        (898,220)        (640,080)
   (563,883)        (282,267)        (100,309)        (144,347)        (718,621)        (172,976)        (494,401)        (317,899)
         --               --               --               --           (5,003)              --           (5,729)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  1,696,063        1,770,007          678,231          710,716          635,479        1,380,267        1,981,392        3,021,109
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

  2,215,347        2,496,924        1,118,300        1,087,822        1,083,923        1,538,700        3,474,652        3,555,097




  4,907,718        2,410,794        2,861,870        1,774,048        2,338,641          799,941        6,187,119        2,632,022
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$ 7,123,065      $ 4,907,718      $ 3,980,170      $ 2,861,870      $ 3,422,564      $ 2,338,641      $ 9,661,771      $ 6,187,119
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

                                                                  FIDELITY'S EQUITY-                  FIDELITY'S ASSET
                                                                   INCOME PORTFOLIO                   MANAGER PORTFOLIO
                                                                 1997              1996             1997              1996
                                                                 ----              ----             ----              ----
INVESTMENT INCOME:
Dividends .............................................      $   551,315       $   109,635       $   414,291       $   159,369
                                                             -----------       -----------       -----------       -----------

EXPENSES:
Insurance charges .....................................           45,297            22,379            24,513            17,144
Administrative charges ................................            2,746               811               501               161
                                                             -----------       -----------       -----------       -----------
      Net investment income (loss) ....................          503,272            86,445           389,277           142,064
                                                             -----------       -----------       -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................        1,066,364           400,773           332,402           246,699
    Cost of investments sold ..........................          796,012           317,023           276,655           224,032
                                                             -----------       -----------       -----------       -----------

      Net realized gain (loss) ........................          270,352            83,750            55,747            22,667
                                                             -----------       -----------       -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........          555,918           260,001           454,097           244,927
    Unrealized gain (loss) end of year ................        1,324,425           555,918           714,532           454,097
                                                             -----------       -----------       -----------       -----------

      Net change in unrealized gain (loss) for the year          768,507           295,917           260,435           209,170
                                                             -----------       -----------       -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................        1,542,131           466,112           705,459           373,901
                                                             -----------       -----------       -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................        1,553,084         1,546,355           792,294           819,279
Participant transfers from other Travelers accounts ...        1,216,927         1,927,954           128,939           265,125
Contract surrenders ...................................         (715,570)         (479,487)         (414,673)         (311,604)
Participant transfers to other Travelers accounts .....         (767,826)         (385,897)         (153,222)         (200,709)
Other payments to participants ........................           (8,322)               --               (69)               --
                                                             -----------       -----------       -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        1,278,293         2,608,925           353,269           572,091
                                                             -----------       -----------       -----------       -----------

      Net increase (decrease) in net assets ...........        2,820,424         3,075,037         1,058,728           945,992



NET ASSETS:
    Beginning of year .................................        5,141,011         2,065,974         3,327,210         2,381,218
                                                             -----------       -----------       -----------       -----------

    End of year .......................................      $ 7,961,435       $ 5,141,011       $ 4,385,938       $ 3,327,210
                                                             ===========       ===========       ===========       ===========





                                                              DREYFUS STOCK INDEX FUND
                                                                1997              1996
                                                                ----              ----
INVESTMENT INCOME:
Dividends .............................................      $   131,569       $    38,450
                                                             -----------       -----------

EXPENSES:
Insurance charges .....................................           17,644             4,900
Administrative charges ................................            1,557               288
                                                             -----------       -----------
      Net investment income (loss) ....................          112,368            33,262
                                                             -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................          480,285           198,684
    Cost of investments sold ..........................          385,669           154,606
                                                             -----------       -----------

      Net realized gain (loss) ........................           94,616            44,078
                                                             -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........          103,469            32,788
    Unrealized gain (loss) end of year ................          523,266           103,469
                                                             -----------       -----------

      Net change in unrealized gain (loss) for the year          419,797            70,681
                                                             -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................          626,781           148,021
                                                             -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................          815,909           331,313
Participant transfers from other Travelers accounts ...          947,641           923,999
Contract surrenders ...................................         (282,791)         (103,195)
Participant transfers to other Travelers accounts .....         (335,492)          (70,708)
Other payments to participants ........................               --                --
                                                             -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        1,145,267         1,081,409
                                                             -----------       -----------

      Net increase (decrease) in net assets ...........        1,772,048         1,229,430



NET ASSETS:
    Beginning of year .................................        1,563,125           333,695
                                                             -----------       -----------

    End of year .......................................      $ 3,335,173       $ 1,563,125
                                                             ===========       ===========

                                     AMERICAN ODYSSEY                  AMERICAN ODYSSEY
    AMERICAN ODYSSEY             EMERGING OPPORTUNITIES              INTERNATIONAL EQUITY              AMERICAN ODYSSEY
    CORE EQUITY FUND                      FUND                              FUND                      LONG-TERM BOND FUND
  1997            1996             1997             1996             1997            1996            1997             1996
  ----            ----             ----             ----             ----            ----            ----             ----
$  1,487        $  3,238        $      --        $  20,349        $   2,623        $   2,488        $  4,752        $  2,672
--------        --------        ---------        ---------        ---------        ---------        --------        --------


     387             312            1,630            1,563              661              520             400             273
      --              --               --               --               --               --              --              --
--------        --------        ---------        ---------        ---------        ---------        --------        --------
   1,100           2,926           (1,630)          18,786            1,962            1,968           4,352           2,399
--------        --------        ---------        ---------        ---------        ---------        --------        --------




  17,936           9,229           46,981           41,345           20,677           20,513           4,416           9,682
  12,382           7,518           46,233           33,380           16,342           16,197           4,534           9,981
--------        --------        ---------        ---------        ---------        ---------        --------        --------

   5,554           1,711              748            7,965            4,335            4,316            (118)           (299)
--------        --------        ---------        ---------        ---------        ---------        --------        --------


   8,895           3,143          (32,337)           4,288           14,319            3,676          (2,217)         (1,341)
  19,500           8,895          (12,045)         (32,337)          12,462           14,319           1,244          (2,217)
--------        --------        ---------        ---------        ---------        ---------        --------        --------

  10,605           5,752           20,292          (36,625)          (1,857)          10,643           3,461            (876)
--------        --------        ---------        ---------        ---------        ---------        --------        --------


  17,259          10,389           19,410           (9,874)           4,440           16,927           7,695           1,224
--------        --------        ---------        ---------        ---------        ---------        --------        --------




  10,015          10,768           59,971           93,912           27,193           30,054          28,271          26,241
   1,899           3,481            8,296            9,776            7,563           16,031              --              --
  (4,755)         (4,419)         (25,273)         (29,021)         (12,213)         (12,104)         (4,730)         (5,072)
 (15,920)         (6,488)         (37,520)         (25,343)         (13,029)         (13,400)             --          (5,423)
      --              --               --               --               --               --              --              --
--------        --------        ---------        ---------        ---------        ---------        --------        --------


  (8,761)          3,342            5,474           49,324            9,514           20,581          23,541          15,746
--------        --------        ---------        ---------        ---------        ---------        --------        --------

   8,498          13,731           24,884           39,450           13,954           37,508          31,236          16,970




  57,892          44,161          262,801          223,351          102,744           65,236          55,085          38,115
--------        --------        ---------        ---------        ---------        ---------        --------        --------

$ 66,390        $ 57,892        $ 287,685        $ 262,801        $ 116,698        $ 102,744        $ 86,321        $ 55,085
========        ========        =========        =========        =========        =========        ========        ========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                                  AMERICAN ODYSSEY
                                                                 INTERMEDIATE-TERM              AMERICAN ODYSSEY
                                                                     BOND FUND                SHORT-TERM BOND FUND
                                                                 1997          1996           1997            1996
                                                                 ----          ----           ----            ----
INVESTMENT INCOME:
Dividends .............................................        $    80         $  48         $   170         $   104
                                                               -------         -----         -------         -------

EXPENSES:
Insurance charges .....................................              7             4              19              16
Administrative charges ................................             --            --              --              --
                                                               -------         -----         -------         -------
      Net investment income (loss) ....................             73            44             151              88
                                                               -------         -----         -------         -------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................            157            --             470             213
    Cost of investments sold ..........................            153            --             475             214
                                                               -------         -----         -------         -------

      Net realized gain (loss) ........................              4            --              (5)             (1)
                                                               -------         -----         -------         -------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........            (23)           (6)            (63)            (68)
    Unrealized gain (loss) end of year ................            (22)          (23)            (31)            (63)
                                                               -------         -----         -------         -------

      Net change in unrealized gain (loss) for the year              1           (17)             32               5
                                                               -------         -----         -------         -------

Net increase (decrease) in net assets
      resulting from operations .......................             78            27             178              92
                                                               -------         -----         -------         -------



UNIT TRANSACTIONS:
Participant premium payments ..........................            570           631             658             841
Participant transfers from other Travelers accounts ...             32            --              --              --
Contract surrenders ...................................            (97)         (124)           (533)           (244)
Participant transfers to other Travelers accounts .....           (157)           --              --              --
Other payments to participants ........................             --            --              --              --
                                                               -------         -----         -------         -------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            348           507             125             597
                                                               -------         -----         -------         -------

      Net increase (decrease) in net assets ...........            426           534             303             689



NET ASSETS:
    Beginning of year .................................            909           375           3,022           2,333
                                                               -------         -----         -------         -------

    End of year .......................................        $ 1,335         $ 909         $ 3,325         $ 3,022
                                                               =======         =====         =======         =======






                                                                  ALLIANCE GROWTH PORTFOLIO
                                                                  1997                 1996
                                                                  ----                 ----
INVESTMENT INCOME:
Dividends .............................................        $        --         $    43,645
                                                               -----------         -----------

EXPENSES:
Insurance charges .....................................             13,955               4,173
Administrative charges ................................              1,519                 461
                                                               -----------         -----------
      Net investment income (loss) ....................            (15,474)             39,011
                                                               -----------         -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................            137,767             138,394
    Cost of investments sold ..........................            106,425             126,677
                                                               -----------         -----------

      Net realized gain (loss) ........................             31,342              11,717
                                                               -----------         -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........             97,212                (310)
    Unrealized gain (loss) end of year ................            554,376              97,212
                                                               -----------         -----------

      Net change in unrealized gain (loss) for the year            457,164              97,522
                                                               -----------         -----------

Net increase (decrease) in net assets
      resulting from operations .......................            473,032             148,250
                                                               -----------         -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................            431,226             264,719
Participant transfers from other Travelers accounts ...            619,763             805,494
Contract surrenders ...................................           (152,219)            (44,856)
Participant transfers to other Travelers accounts .....            (43,871)             (6,667)
Other payments to participants ........................             (1,525)                 --
                                                               -----------         -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            853,374           1,018,690
                                                               -----------         -----------

      Net increase (decrease) in net assets ...........          1,326,406           1,166,940



NET ASSETS:
    Beginning of year .................................          1,187,680              20,740
                                                               -----------         -----------

    End of year .......................................        $ 2,514,086         $ 1,187,680
                                                               ===========         ===========

   SMITH BARNEY INCOME                 SMITH BARNEY HIGH                                                      AIM CAPITAL
   AND GROWTH PORTFOLIO                INCOME PORTFOLIO             MFS TOTAL RETURN PORTFOLIO           APPRECIATION PORTFOLIO
  1997              1996             1997             1996            1997             1996              1997              1996
  ----              ----             ----             ----            ----             ----              ----              ----
$      --        $   5,295        $      --        $   8,808        $      --        $  13,265        $        --        $     580
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


    3,376              664            1,982            1,201            4,442            1,350              7,136            1,435
      399               78              222              142              432              102                807              142
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------
   (3,775)           4,553           (2,204)           7,465           (4,874)          11,813             (7,943)            (997)
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------




   58,318           56,203          460,379          142,661           54,024           27,195             53,629          104,593
   45,948           52,019          436,696          138,333           42,230           24,139             48,176          101,291
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

   12,370            4,184           23,683            4,328           11,794            3,056              5,453            3,302
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


    3,968               (1)           3,819               --           18,241            3,089             17,258               --
   80,809            3,968           17,011            3,819          115,974           18,241             93,128           17,258
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

   76,841            3,969           13,192            3,819           97,733           15,152             75,870           17,258
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


   85,436           12,706           34,671           15,612          104,653           30,021             73,380           19,563
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------




  148,015           11,790          260,419           16,643          143,523          103,152            311,127          181,988
  323,411          220,262          335,032          265,754          269,013          205,454            370,189          474,076
  (55,944)          (8,726)         (17,233)          (5,991)         (35,983)         (12,783)           (82,325)         (16,100)
   (1,422)          (3,243)        (281,223)        (137,360)          (6,460)         (10,669)           (13,899)         (78,288)
   (1,316)              --               --               --           (6,400)              --                 --               --
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


  412,744          220,083          296,995          139,046          363,693          285,154            585,092          561,676
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

  498,180          232,789          331,666          154,658          468,346          315,175            658,472          581,239




  233,945            1,156          154,658               --          391,803           76,628            581,239               --
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

$ 732,125        $ 233,945        $ 486,324        $ 154,658        $ 860,149        $ 391,803        $ 1,239,711        $ 581,239
=========        =========        =========        =========        =========        =========        ===========        =========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                              TOTAL RETURN PORTFOLIO                   COMBINED
                                                                1997           1996              1997              1996
                                                                ----           ----              ----              ----
INVESTMENT INCOME:
Dividends .............................................      $  30,928       $   6,053       $  2,833,924       $  2,057,986
                                                             ---------       ---------       ------------       ------------

EXPENSES:
Insurance charges .....................................          4,608           1,339            363,873            192,440
Administrative charges ................................            544             152             22,481              6,926
                                                             ---------       ---------       ------------       ------------
      Net investment income (loss) ....................         25,776           4,562          2,447,570          1,858,620
                                                             ---------       ---------       ------------       ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................         40,508          58,645         14,840,064         10,760,279
    Cost of investments sold ..........................         33,582          52,193         13,389,728         10,228,004
                                                             ---------       ---------       ------------       ------------

      Net realized gain (loss) ........................          6,926           6,452          1,450,336            532,275
                                                             ---------       ---------       ------------       ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........         32,702             (12)         3,488,881          1,954,404
    Unrealized gain (loss) end of year ................         87,967          32,702          8,096,664          3,488,881
                                                             ---------       ---------       ------------       ------------

      Net change in unrealized gain (loss) for the year         55,265          32,714          4,607,783          1,534,477
                                                             ---------       ---------       ------------       ------------

Net increase (decrease) in net assets
      resulting from operations .......................         87,967          43,728          8,505,689          3,925,372
                                                             ---------       ---------       ------------       ------------



UNIT TRANSACTIONS:
Participant premium payments ..........................        141,056          44,885         19,096,022         21,543,041
Participant transfers from other Travelers accounts ...        212,209         309,646         13,453,685         14,576,672
Contract surrenders ...................................        (40,498)        (13,169)        (5,554,224)        (4,214,910)
Participant transfers to other Travelers accounts .....        (10,203)           (350)       (13,733,134)       (14,195,827)
Other payments to participants ........................             --              --            (33,914)                --
                                                             ---------       ---------       ------------       ------------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        302,564         341,012         13,228,435         17,708,976
                                                             ---------       ---------       ------------       ------------

      Net increase (decrease) in net assets ...........        390,531         384,740         21,734,124         21,634,348



NET ASSETS:
    Beginning of year .................................        386,839           2,099         42,324,049         20,689,701
                                                             ---------       ---------       ------------       ------------

    End of year .......................................      $ 777,370       $ 386,839       $ 64,058,173       $ 42,324,049
                                                             =========       =========       ============       ============

7.  SCHEDULE OF UNITS FOR FUND UL FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                                        U.S.
                                                                               CAPITAL                               GOVERNMENT
                                            MANAGED          HIGH YIELD      APPRECIATION           CASH             SECURITIES
                                          ASSETS TRUST       BOND TRUST         FUND            INCOME TRUST         PORTFOLIO
                                          ------------       ----------         ----            ------------         ---------
Units beginning of year ............         739,368          148,199          1,560,408          1,872,345            627,860
Units purchased and transferred from
   other Travelers accounts ........         227,450           55,716            984,555          6,298,315          1,069,761
Units redeemed and transferred to
   other Travelers accounts ........        (212,766)        (107,438)          (479,996)        (5,993,695)          (516,522)
                                            --------         --------         ----------         ----------         ----------
Units end of year ..................         754,052           96,477          2,064,967          2,176,965          1,181,099
                                            ========         ========         ==========         ==========         ==========


                                                             ZERO COUPON        ZERO COUPON        ZERO COUPON
                                                              BOND FUND          BOND FUND          BOND FUND
                                            UTILITIES         PORTFOLIO          PORTFOLIO          PORTFOLIO         TEMPLETON
                                            PORTFOLIO        SERIES 1998        SERIES 2000        SERIES 2005        BOND FUND
                                            ---------        -----------        -----------        -----------        ---------
Units beginning of year ............          98,022          1,014,502          1,003,545          1,133,350          249,756
Units purchased and transferred from
   other Travelers accounts ........          34,377              8,600             35,337             72,486          209,477
Units redeemed and transferred to
   other Travelers accounts ........         (27,133)           (14,749)              (826)           (58,157)         (47,323)
                                            --------         ----------         ----------         ----------         --------
Units end of year ..................         105,266          1,008,353          1,038,056          1,147,679          411,910
                                            ========         ==========         ==========         ==========         ========


                                                               TEMPLETON
                                                                 ASSET           FIDELITY'S          FIDELITY'S        FIDELITY'S
                                           TEMPLETON           ALLOCATION        HIGH INCOME          GROWTH          EQUITY-INCOME
                                           STOCK FUND             FUND            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           ----------             ----            ---------          ---------          ---------
Units beginning of year ............        3,378,671          2,102,272          1,809,239          4,136,339          3,309,909
Units purchased and transferred from
   other Travelers accounts ........        1,804,001            744,438          1,201,242          1,992,945          1,560,873
Units redeemed and transferred to
   other Travelers accounts ........         (766,830)          (297,505)          (742,511)          (859,002)          (839,564)
                                           ----------         ----------         ----------         ----------         ----------
Units end of year ..................        4,415,842          2,549,205          2,267,970          5,270,282          4,031,218
                                           ==========         ==========         ==========         ==========         ==========


                                                                                                   AMERICAN
                                                                                 AMERICAN          ODYSSEY         AMERICAN
                                             FIDELITY'S                           ODYSSEY          EMERGING        ODYSSEY
                                           ASSET MANAGER       DREYFUS STOCK    CORE EQUITY     OPPORTUNITIES   INTERNATIONAL
                                             PORTFOLIO          INDEX FUND         FUND             FUND         EQUITY FUND
                                             ---------          ----------         ----             ----         -----------
Units beginning of year ............         2,734,435            940,291          34,187          191,470          76,225
Units purchased and transferred from
   other Travelers accounts ........           695,350            918,949           6,394           48,792          24,766
Units redeemed and transferred to
   other Travelers accounts ........          (422,321)          (337,851)        (10,654)         (43,056)        (18,108)
                                            ----------         ----------         -------         --------         -------
Units end of year ..................         3,007,464          1,521,389          29,927          197,206          82,883
                                            ==========         ==========         =======         ========         =======

7.  SCHEDULE OF UNITS FOR FUND UL FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             AMERICAN
                                             AMERICAN        ODYSSEY         AMERICAN                       SMITH BARNEY
                                             ODYSSEY       INTERMEDIATE-      ODYSSEY         ALLIANCE        INCOME AND
                                            LONG-TERM         TERM          SHORT-TERM         GROWTH           GROWTH
                                            BOND FUND       BOND FUND        BOND FUND        PORTFOLIO        PORTFOLIO
                                            ---------       ---------        ---------        ---------        ---------
Units beginning of year ............         44,927            833            2,640            888,431          184,663
Units purchased and transferred from
   other Travelers accounts ........         21,997            536              574            712,024          314,373
Units redeemed and transferred to
   other Travelers accounts ........         (3,715)          (224)            (461)          (130,588)         (38,670)
                                            -------         ------           ------         ----------         --------
Units end of year ..................         63,209          1,145            2,753          1,469,867          460,366
                                            =======         ======           ======         ==========         ========


                                           SMITH BARNEY         MFS           AIM CAPITAL
                                           HIGH INCOME     TOTAL RETURN       APPRECIATION     TOTAL RETURN
                                            PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          COMBINED
                                            ---------        ---------         ---------         ---------          --------
Units beginning of year ............         138,855          317,532            548,936          300,659          29,587,869
Units purchased and transferred from
   other Travelers accounts ........         498,526          298,199            587,725          257,477          20,685,255
Units redeemed and transferred to
   other Travelers accounts ........        (250,495)         (35,567)           (83,645)         (36,463)        (12,375,835)
                                            --------         --------         ----------         --------         -----------
Units end of year ..................         386,886          580,164          1,053,016          521,673          37,897,289
                                            ========         ========         ==========         ========         ===========

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
   The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                   1997      1996      1995
                                                                 ------    ------    ------
REVENUES
Premiums                                                         $1,583    $1,387    $1,504
Net investment income                                             2,037     1,950     1,884
Realized investment gains                                           199        65       106
Other revenues                                                      354       284       204
-------------------------------------------------------------------------------------------
   Total Revenues                                                $4,173    $3,686    $3,698
-------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                             1,341     1,187     1,206
Interest credited to contractholders                                829       863       997
Amortization of deferred acquisition costs and value of
  insurance in force                                                293       281       290
General and administrative expenses                                 427       380       368
-------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                    2,890     2,711     2,861
-------------------------------------------------------------------------------------------

Income from continuing operations before federal income taxes     1,283       975       837
-------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                                  434       284       233
   Deferred                                                          10        58        57
-------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                       444       342       290
-------------------------------------------------------------------------------------------

Income from continuing operations                                   839       633       547
-------------------------------------------------------------------------------------------
Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $0 and $18)           --        --        72
   Gain on disposition (net of taxes of $0, $14 and $68)             --        26       131
-------------------------------------------------------------------------------------------
   Income from Discontinued Operations                               --        26       203
-------------------------------------------------------------------------------------------

Net income                                                          839       659       750
Retained earnings beginning of year                               2,471     2,312     1,562
Dividends to parent                                                 500       500        --
-------------------------------------------------------------------------------------------
   Retained Earnings End of Year                                 $2,810    $2,471    $2,312
===========================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)


December 31,                                                      1997       1996
----------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,
$20,682; $19,284)                                               $21,511    $19,637
Equity securities, at fair value (cost, $480; $330)                 512        338
Mortgage loans                                                    2,869      2,920
Real estate held for sale                                           134        297
Trading securities, at market value                                 800         --
Policy loans                                                      1,872      1,910
Short-term securities                                             1,102        902
Other invested assets                                             1,702      1,253
----------------------------------------------------------------------------------
   Total Investments                                            $30,502    $27,257
----------------------------------------------------------------------------------

Cash                                                                 58         74
Investment income accrued                                           338        355
Premium balances receivable                                         106        105
Reinsurance recoverables                                          4,339      3,858
Deferred acquisition costs and value of insurance in force        2,312      2,133
Separate and variable accounts                                   11,319      8,127
Other assets                                                      1,052      1,064
----------------------------------------------------------------------------------
   Total Assets                                                 $50,026    $42,973
----------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                             14,913     14,189
Future policy benefits                                           12,569     11,762
Policy and contract claims                                          378        536
Trading securities sold not yet purchased, at market value          462         --
Separate and variable accounts                                   11,309      8,115
Commercial paper                                                     --         50
Deferred federal income taxes                                       409         57
Other liabilities                                                 2,661      1,936
----------------------------------------------------------------------------------
   Total Liabilities                                            $42,701    $36,645
----------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                            100        100
Additional paid-in capital                                        3,187      3,170
Retained earnings                                                 2,810      2,471
Unrealized investment gains, net of taxes                         1,228        587
----------------------------------------------------------------------------------
   Total Shareholder's Equity                                   $ 7,325    $ 6,328
----------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                   $50,026    $42,973
==================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                                                $  1,519    $  1,387     $  1,346
   Net investment income received                                                       2,059       1,910        1,855
   Other revenues received                                                                180         131           90
   Benefits and claims paid                                                            (1,230)     (1,060)        (846)
   Interest credited to contractholders                                                  (853)       (820)        (960)
   Operating expenses paid                                                               (445)       (343)        (615)
   Income taxes paid                                                                     (368)       (328)         (63)
   Trading account investments, (purchases) sales, net                                    (54)         --           --
   Other                                                                                   18         (70)        (137)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           826         807          670
      Net cash used in discontinued operations                                             --        (350)        (596)
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                                                $    826    $    457     $     74
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                                                  2,259       1,928        1,974
      Mortgage loans                                                                      663         917          680
   Proceeds from sales of investments
      Fixed maturities                                                                  7,592       9,101        6,773
      Equity securities                                                                   341         479          379
      Mortgage loans                                                                      207         178          704
      Real estate held for sale                                                           169         210          253
   Purchases of investments
      Fixed maturities                                                                (11,143)    (11,556)     (10,748)
      Equity securities                                                                  (483)       (594)        (305)
      Mortgage loans                                                                     (771)       (470)        (144)
   Policy loans, net                                                                       38         (23)        (325)
   Short-term securities, (purchases) sales, net                                           (2)        498          291
   Other investments, (purchases) sales, net                                             (260)       (137)        (267)
   Securities transactions in course of settlement                                        311         (52)         258
   Net cash provided by investing activities of discontinued operations                    --         348        1,425
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by (used in) Investing Activities                               $ (1,079)   $    827     $    948
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                                                    (50)        (23)          (1)
   Contractholder fund deposits                                                         3,544       2,493        2,705
   Contractholder fund withdrawals                                                     (2,757)     (3,262)      (3,755)
   Dividends to parent company                                                           (500)       (500)          --
   Other                                                                                   --           9           --
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by (used in) Financing Activities                            $    237    $ (1,283)    $ (1,051)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      $    (16)   $      1     $    (29)
----------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                 $     58    $     74     $     73
======================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Salomon Smith Barney, an affiliate of the Company, and a nationwide network of independent agents. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

   - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of approximately 80,000 full and part-time independent agents.

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date was accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1997 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Accounting Changes

   EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

   In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 are not expected to have a material impact on the results of operations, financial condition or liquidity.

   ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

   Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR STOCK-BASED COMPENSATION

   In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and has included in the notes to consolidated financial statements the pro-forma disclosures required by FAS 123. See Note 9. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

   Accounting Policies

   INVESTMENTS

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities are carried at market value. Realized and unrealized gains and losses on trading securities are included in investment income.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1997 and 1996. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for long-term care business, a 10- to 20-year period is used, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.45%.

   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   Future Application of Accounting Standards

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

   In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS 131.

2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

   On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction . Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash, an after-tax gain of $111 million was recognized. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

   All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's Managed Care and Employee Benefit Operations (MCEBO) segment prior to 1995. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations were insignificant for the year ended December 31, 1996 and $1.2 billion for the year ended December 31, 1995.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect wholly owned subsidiary of the Company, to TIGI as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

3. COMMERCIAL PAPER AND LINES OF CREDIT

   The Company issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1997 and $50 million was outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1997 or 1996.

   Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility that expires in 2001. At December 31, 1997, $50 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1997, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1997 and 1996. If the Company had borrowings on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

\                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. During 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below ($ in millions):

       ---------------------------------------------------------------------
       WRITTEN PREMIUMS                         1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,148    $1,982    $2,166
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (280)     (284)     (374)
          Non-affiliated companies               (273)     (309)     (302)
       ---------------------------------------------------------------------
       Total Net Written Premiums              $1,596    $1,394    $1,490
       =====================================================================

       ---------------------------------------------------------------------
       EARNED PREMIUMS                          1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,170    $1,897    $2,067
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (321)     (219)     (283)
          Non-affiliated companies               (291)     (315)     (298)
       ---------------------------------------------------------------------
       Total Net Earned Premiums               $1,559    $1,368    $1,486
       =====================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 1997 and 1996 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

       ----------------------------------------------------------
       REINSURANCE RECOVERABLES                1997      1996
       ----------------------------------------------------------
       Life and Accident and Health
       Business:
          Non-affiliated companies             $1,362    $1,497
       Property-Casualty Business:
          Affiliated companies                  2,977     2,361
       ----------------------------------------------------------
       Total Reinsurance Recoverables          $4,339    $3,858
       ==========================================================

   Total reinsurance recoverables at December 31, 1997 and 1996 include $697 million and $720 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 2.

5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   The increase of $17 million in additional paid-in capital during 1997 is due to tax benefits related to exercising Travelers Group stock options by the Company's employees.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $754 million, $656 million, and $235 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Company's statutory capital and surplus was $4.12 billion and $3.44 billion at December 31, 1997 and 1996, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $551 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

   These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $625 million and $169 million, respectively, and a deferred gain of $.7 million and a deferred loss of $4.1 million and a deferred gain of $1.2 million, and a deferred loss of $.1 million, respectively. Total losses of $5.8 million and gains of $2.0 million from financial futures were deferred at December 31, 1997 and 1996, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

   The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $0 and $1 million at December 31, 1997 and 1996, respectively.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1997 and 1996, investments in fixed maturities had a carrying value and a fair value of $21.5 billion and $19.6 billion, respectively. See Notes 1 and 13.

   At December 31, 1997 and 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

   The carrying values of $143 million and $174 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $2.0 billion and $850 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1997, contractholder funds with defined maturities had a carrying value of $2.3 billion and a fair value of $2.3 billion, compared with a carrying value of $1.4 billion and a fair value of $1.5 billion at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $260 million and $260 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $217 million and $217 million, respectively, at December 31, 1996. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $208 million and $204 million, respectively, at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The carrying values of cash, short-term securities, trading securities, investment income accrued, trading securities sold not purchased, and commercial paper approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1997, 1996 and 1995.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of TIGI and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $725 million and $196 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the consolidated balance sheet.

   The Company sells structured settlement annuities to The Travelers Indemnity Company in connection with the settlement of certain policyholder obligations. Such deposits were $88 million, $40 million, and $38 million for 1997, 1996 and 1995, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney. Premiums and deposits related to these products were $1.0 billion, $820 million, and $583 million in 1997, 1996 and 1995, respectively.

   At December 31, 1996, the Company had an investment of $22 million in bonds of its affiliate, CCC. This was included in fixed maturities in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company had an investment of $1.15 billion and $648 million in common stock of Travelers Group at December 31, 1997 and 1996, respectively. This investment is carried at fair value.

   The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program all employees meeting certain requirements have been granted Travelers Group stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Travelers Group plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Travelers Group stock options, net income would have been the pro forma amounts indicated below:

      -----------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,             1997        1996         1995
      ($ IN MILLIONS)
      -----------------------------------------------------------------------
      Net income, as reported              $839         $659        $750
      -----------------------------------------------------------------------
      FAS 123 pro forma adjustments,         (9)          (3)         (1)
      after tax
      -----------------------------------------------------------------------
      Net income, pro forma                $830         $656        $749

   The Company has an interest rate cap agreement with Travelers Group. See Note 6.

10. LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $15 million, $24 million, and $22 million in 1997, 1996 and 1995, respectively.

       --------------------------------------------------
       YEAR ENDING DECEMBER 31,       MINIMUM OPERATING
       ($ in millions)                 RENTAL PAYMENTS
       --------------------------------------------------
       1998                                 $  49
       1999                                    44
       2000                                    43
       2001                                    45
       2002                                    43
       Thereafter                             337
       --------------------------------------------------
       Total Rental Payments                 $561
       ==================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Future sublease rental income of approximately $73 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $218 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

11. FEDERAL INCOME TAXES

       EFFECTIVE TAX RATE
       ---------------------------------------------------------------------
       For The Year Ended December 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       Income Before Federal Income Taxes     $1,283     $ 975      $ 837
       Statutory Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------
       Expected Federal Income Taxes            449        341        293
       Tax Effect of:
          Non-taxable investment income          (4)        (3)        (4)
          Other, net                             (1)         4          1
       =====================================================================
       Federal Income Taxes                   $ 444      $ 342      $ 290
       =====================================================================
       Effective Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------

       COMPOSITION OF FEDERAL INCOME TAXES
       Current:
          United States                       $ 410       $ 263     $ 220
          Foreign                                24          21        13
       ---------------------------------------------------------------------
          Total                                 434         284       233
       ---------------------------------------------------------------------
       Deferred:
          United States                          10          57        52
          Foreign                                --           1         5
       ---------------------------------------------------------------------
          Total                                  10          58        57
       ---------------------------------------------------------------------
       Federal Income Taxes                   $ 444       $ 342     $ 290
       =====================================================================

   Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1997, 1996 and 1995 were $17 million, $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)                                                  1997        1996
                                                                -------     -------
Deferred Tax Assets:
   Benefit, reinsurance and other reserves                       $  550      $  510
   Contractholder funds                                              11          32
   Operating lease reserves                                          68          71
   Other employee benefits                                          102         104
   Other                                                            139         121
-----------------------------------------------------------------------------------
      Total                                                         870         838
-----------------------------------------------------------------------------------
Deferred Tax Liabilities:
   Deferred acquisition costs and value of                          608         571
   insurance in force
   Investments, net                                                 484         131
   Other                                                             87          93
-----------------------------------------------------------------------------------
      Total                                                       1,179         795
-----------------------------------------------------------------------------------
Net Deferred Tax (Liability) Asset Before Valuation Allowance      (309)         43
Valuation Allowance for Deferred Tax Assets                        (100)       (100)
-----------------------------------------------------------------------------------
Net Deferred Tax Liability After Valuation Allowance             $ (409)     $  (57)
-----------------------------------------------------------------------------------

   Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1997, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)





12. NET INVESTMENT INCOME

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       GROSS INVESTMENT INCOME
          Fixed maturities                     $1,460   $1,387     $1,248
          Mortgage loans                          291      334        419
          Policy loans                            137      156        166
          Real estate held for sale                88       94        111
          Other, including trading                150       77         97
          securities
       ---------------------------------------------------------------------
                                                2,126    2,048      2,041
       ---------------------------------------------------------------------
       Investment expenses                         89       98        157
       ---------------------------------------------------------------------
       Net investment income                   $2,037   $1,950     $1,884
       ---------------------------------------------------------------------


13. INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       REALIZED INVESTMENT GAINS
          Fixed maturities                       $71      $(63)      $(43)
          Equity securities                       (9)       47         36
          Mortgage loans                          59        49         47
          Real estate held for sale               67        33         18
          Other                                   11        (1)        48
       ---------------------------------------------------------------------
             Total Realized Investment Gains    $199       $65       $106
       ---------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       -------------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,              1997      1996      1995
       ($ in millions)
       -------------------------------------------------------------------------
       UNREALIZED INVESTMENT GAINS
          Fixed maturities                         $  446    $ (323)    $1,974
          Equity securities                            25       (35)        46
          Other                                       520       220        200
       -------------------------------------------------------------------------
             Total Realized Investment Gains          991      (138)     2,220
       -------------------------------------------------------------------------

          Related taxes                               350       (43)       778
       -------------------------------------------------------------------------
          Change in unrealized investment gains
          (losses)                                    641       (95)     1,442
          Balance beginning of year                   587       682       (760)
       -------------------------------------------------------------------------
             Balance End of Year                   $1,228    $  587     $  682
       -------------------------------------------------------------------------

   Included in Other are gains of $506 million, $203 million and $214 million for 1997, 1996 and 1995, respectively, related to appreciation of Travelers Group stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $7.6 billion, $10.2 billion and $6.8 billion in 1997, 1996 and 1995, respectively. Gross gains of $170 million, $107 million and $80 million and gross losses of $99 million, $175 million and $124 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $5.1 billion and $4.6 billion at December 31, 1997 and 1996, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------
DECEMBER 31, 1997                                         GROSS       GROSS
($ in millions)                              AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                COST      GAINS       LOSSES     VALUE
---------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                     $ 3,842    $   124    $     2    $ 3,964
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                      1,580        149          1      1,728
   Obligations of states, municipalities
   and political subdivisions                       78          8         --         86
   Debt securities issued by
   foreign governments                             622         31          4        649
   All other corporate bonds                    14,548        547         24     15,071
   Redeemable preferred stock                       12          1         --         13
---------------------------------------------------------------------------------------
      Total Available For Sale                 $20,682        860         31    $21,511
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
DECEMBER 31, 1996                                           GROSS      GROSS
($ in millions)                               AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                 COST       GAINS      LOSSES     VALUE
----------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                      $ 3,821    $    71    $    23    $ 3,869
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                       1,329         56          4      1,381
   Obligations of states, municipalities and
   political subdivisions                            89          1          1         89
   Debt securities issued by foreign
   governments                                      618         26          3        641
   All other corporate bonds                     13,421        273         43     13,651
   Redeemable preferred stock                         6         --         --          6
----------------------------------------------------------------------------------------
      Total Available For Sale                  $19,284    $   427    $    74    $19,637
----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       ----------------------------------------------------------
       ($ in millions)                       AMORTIZED   FAIR
                                               COST      VALUE
       ----------------------------------------------------------
       MATURITY:
          Due in one year or less            $ 1,184     $ 1,191
          Due after 1 year through 5 years     5,200       5,335
          Due after 5 years through 10 years   5,332       5,515
          Due after 10 years                   5,124       5,506
       ---------------------------------------------------------
                                              16,840      17,547
       ---------------------------------------------------------
          Mortgage-backed securities           3,842       3,964
       ---------------------------------------------------------
             Total Maturity                  $20,682     $21,511
       ---------------------------------------------------------

   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 1997 and 1996, the Company held CMOs classified as available for sale with a fair value of $2.1 billion and $2.0 billion, respectively. Approximately 72% and 88%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996. In addition, the Company held $1.9 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1997 and 1996, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Equity Securities
   The cost and fair values of investments in equity securities were as follows:

   -----------------------------------------------------------------------------
   EQUITY SECURITIES:
                                                   GROSS      GROSS
   ($ in millions)                              UNREALIZED  UNREALIZED     FAIR
                                         COST      GAINS      LOSSES       VALUE
   -----------------------------------------------------------------------------
   DECEMBER 31, 1997
      Common stocks                      $179       $ 34       $ 11        $202
      Non-redeemable preferred stocks     301         13          4         310
   -----------------------------------------------------------------------------
         Total Equity Securities         $480       $ 47       $ 15        $512
   -----------------------------------------------------------------------------

   DECEMBER 31, 1996
      Common stocks                      $212       $ 39       $ 30        $221
      Non-redeemable preferred stocks     118          2          3         117
   -----------------------------------------------------------------------------
         Total Equity Securities         $330       $ 41       $ 33        $338
   -----------------------------------------------------------------------------

   Proceeds from sales of equity securities were $341 million, $487 million and $379 million in 1997, 1996 and 1995, respectively. Gross gains of $53 million, $64 million and $27 million and gross losses of $62 million, $11 million and $2 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Mortgage Loans and Real Estate Held For Sale

   Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

   At December 31, 1997 and 1996, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

       ----------------------------------------------------------
                                               1997      1996
       ----------------------------------------------------------
       Current Mortgage Loans                $2,866     $2,869
       Underperforming Mortgage Loans             3         51
       ----------------------------------------------------------
          Total                               2,869      2,920
       ----------------------------------------------------------

       Real Estate Held For Sale                134        297
       ----------------------------------------------------------
          Total                              $3,003     $3,217
       ----------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

       ------------------------------------------------
       YEAR ENDING DECEMBER 31,
       ($ in millions)
       ------------------------------------------------
       Past Maturity                          $   54
       1998                                      243
       1999                                      252
       2000                                      321
       2001                                      393
       2002                                      121
       Thereafter                              1,485
       ------------------------------------------------
          Total                               $2,869
       ================================================

   Joint Venture

   In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. The Company and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts.

   Trading Securities

   Trading securities are held in a special purpose subsidiary, Tribeca Investments LLC.

       -----------------------------------------------------
       TRADING SECURITIES OWNED                      1997
       Merger arbitrage                              $352
       Convertible bond arbitrage                     370
       Other                                           78
       -----------------------------------------------------
          Total                                      $800
       -----------------------------------------------------

       TRADING SECURITIES SOLD NOT YET PURCHASED

       Merger arbitrage                              $213
       Convertible bond arbitrage                     249
       -----------------------------------------------------
          Total                                      $462
       -----------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Concentrations

   At December 31, 1997 and 1996, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

   The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

   Included in fixed maturities are below investment grade assets totaling $1.4 billion and $1.1 billion at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

   The Company had concentrations of investments, primarily fixed maturities, in the following industries:

       -------------------------------------------------
       ($ in millions)                1997      1996
       -------------------------------------------------
       Banking                        $2,215   $1,959
       Finance                         1,556    1,823
       Electric Utilities              1,377    1,093
       Asset-Backed Credit Cards         778      688
       -------------------------------------------------

   Below investment grade assets included in the preceding table were not significant.

   At December 31, 1997 and 1996, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       -------------------------------------------------
       ($ in millions)                 1997      1996
       -------------------------------------------------
       California                       $794     $643
       New York                          310      297
       -------------------------------------------------

   Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $284 million and $258 million at December 31, 1997 and 1996, respectively.

   Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

       -------------------------------------------------
       ($ in millions)                 1997     1996
       -------------------------------------------------
       Office                         $1,382   $1,208
       Agricultural                      771      693
       Apartment                         204      291
       Hotel                             201      217
       -------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   Non-Income Producing Investments

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   Restructured Investments

   The Company had mortgage loans and debt securities that were restructured at below market terms totaling approximately $7 million and $18 million at December 31, 1997 and 1996, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $.9 million in 1997 and $5 million in 1996. Interest on these assets, included in net investment income, aggregated $.2 million and $2 million in 1997 and 1996, respectively.

14. DEPOSIT FUNDS AND RESERVES

   At December 31, 1997, the Company had $24.0 billion of life and annuity deposit funds and reserves. Of that total, $13.0 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.0 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.2 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.8%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.8 billion of liabilities are surrenderable without charge. More than 16.8% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

   The following table reconciles net income to net cash provided by operating activities:

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                       1997       1996      1995
($ in millions)
--------------------------------------------------------------------------------
Net Income From Continuing Operations                 $ 839     $ 633     $ 547
   Adjustments to reconcile net income to
   net cash provided by operating activities:
      Realized gains                                   (199)      (65)     (106)
      Deferred federal income taxes                      10        58        57
      Amortization of deferred policy
      acquisition costs and value of
      insurance in force                                293       281       290
      Additions to deferred policy
      acquisition costs                                (471)     (350)     (454)
      Investment income accrued                          14         2        (9)
      Premium balances receivable                         3        (6)       (8)
      Insurance reserves and accrued expenses           131        (1)      291
      Other                                             206       255        62
--------------------------------------------------------------------------------
      Net cash provided by operating activities         826       807       670
      Net cash used in discontinued operations           --      (350)     (596)
      Net cash provided by operations                 $ 826     $ 457     $  74
--------------------------------------------------------------------------------


16. NON-CASH INVESTING AND FINANCING ACTIVITIES

   Significant noncash investing and financing activities include: a) the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997; b) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 2); c) the 1995 return of capital of Transport to TIGI (see Note 2); d) the acquisition of real estate through foreclosures of mortgage loans amounting to $10 million, $117 million and $97 million in 1997, 1996 and 1995, respectively;
   e) the acceptance of purchase money mortgages for sales of real estate aggregating $4 million, $23 million and $27 million in 1997, 1996 and 1995, respectively.

                                   MARKETLIFE


             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS


                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT





L-11843                                                                May, 1998

                                   IN-VEST(SM)

              INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

                                    PROSPECTUS

                                   MAY 1, 1998


                         THE TRAVELERS INSURANCE COMPANY

    ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183 * TELEPHONE: (800) 334-4298

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   PROSPECTUS
--------------------------------------------------------------------------------

This Prospectus describes The Travelers IN-VEST(sm) Universal (flexible premium) Variable Life Insurance Contract (the "Contract") offered by The Travelers Insurance Company (the "Company") and funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"). A Contract Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $75,000. The premium payment may be allocated by the Contract Owner to one or more of the mutual funds underlying Fund UL (the "Underlying Funds"). (For a description of the investment objectives and risks of the Underlying Funds, please refer to "Underlying Funds," page 2 of this prospectus, and also to the prospectuses for each Fund.)

The Contract has a Right to Cancel Period during which the Applicant may return the Contract to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Contract, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance.

There is no guaranteed minimum Cash Value for a Contract. The Cash Value of a Contract will vary up or down to reflect the investment experience of the Underlying Funds to which the premium payment has been allocated, and the Contract Owner bears the investment risk for all amounts so allocated. In addition, the Cash Value of the Contract is reduced by the various fees and charges assessed under the Contract, as set forth in this Prospectus. The Contract will remain in effect so long as the Cash Surrender Value is sufficient to pay the monthly charges imposed with the Contract.

A Contract Owner will have two options with respect to the death benefit under the Contract -- the "Level Option" and the "Variable Option". Under either option, the death benefit is never less than the Stated Amount (less any outstanding contract loan or monthly deduction amounts due and unpaid). A Contract Owner will have the right to change the death benefit option subject to certain conditions. (See "Contract Benefits and Rights," page 11.)

IT MAY NOT BE ADVANTAGEOUS TO REPLACE YOUR EXISTING LIFE INSURANCE POLICY OR SUPPLEMENT AN EXISTING FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY WITH THE CONTRACT DESCRIBED IN THIS PROSPECTUS.

THIS CONTRACT MAY BE OR BECOME A MODIFIED ENDOWMENT CONTRACT UNDER FEDERAL TAX LAW. IF IT IS CLASSIFIED AS A MODIFIED ENDOWMENT CONTRACT, ANY PARTIAL WITHDRAWAL, CONTRACT SURRENDER OR LOAN MAY RESULT IN ADVERSE TAX CONSEQUENCES OR PENALTIES.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE UNDERLYING FUNDS. EACH OF THE UNDERLYING FUND PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY ENSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.


                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS...................................   v-vi
PROSPECTUS SUMMARY..........................................  vii-x
THE INSURANCE COMPANY.......................................      1
THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS...............      1
     The Travelers Fund UL for Variable Life Insurance (Fund
      UL)...................................................      1
     The Underlying Funds...................................      2
     General................................................      5
     Conflicts of Interest..................................      5
     Substitution...........................................      5
THE CONTRACT................................................      6
     The Contract Application...............................      6
     Allocation of Premium Payments.........................      6
     Accumulation Unit Values...............................      7
     Right to Cancel........................................      7
CHARGES AND DEDUCTIONS......................................      7
  CHARGES AGAINST PREMIUM...................................      7
     Front-End Sales Charge.................................      8
     State Premium Tax Charge...............................      8
  MONTHLY DEDUCTION AMOUNT..................................      8
     Cost of Insurance Charge...............................      8
     Contract Administrative Charge.........................      8
     Charges for Supplemental Benefit Provisions............      9
  CHARGES AGAINST THE SEPARATE ACCOUNT......................      9
     Mortality and Expense Risk Charge......................      9
     Administrative Expense Charge..........................      9
  CHARGES AGAINST THE UNDERLYING FUNDS......................      9
  SURRENDER CHARGES.........................................      9
     Percent of Premium Charge..............................     10
     Per Thousand of Stated Amount Charge...................     10
  MAXIMUM SALES CHARGES.....................................     10
  TRANSACTION CHARGE........................................     11
  REDUCTION OR ELIMINATION OF CHARGES.......................     11
CONTRACT BENEFITS AND RIGHTS................................     11
  DEATH BENEFIT.............................................     11
     Changes in Death Benefit Option........................     14
     Changes in Stated Amount...............................     14
     Benefits at Maturity...................................     14
     Cash Value and Cash Surrender Value....................     14
     Transfer of Cash Value.................................     15
     Automated Transfers....................................     15
     Contract Loans.........................................     16

     Lapse and Reinstatement................................     16
     Exchange Rights........................................     17
PAYMENT OPTIONS.............................................     17
EXAMPLE OF CONTRACT CHARGES.................................     18
OTHER MATTERS...............................................     18
     Voting Rights..........................................     18
     Disregard of Voting Instructions.......................     19
     Statements to Contract Owners..........................     19
     Limit on Right to Contest..............................     19
     Misstatement as to Sex and Age.........................     19
     Suspension of Valuation................................     19
     Beneficiary............................................     20
     Assignment.............................................     20
     Dividends..............................................     20
FEDERAL TAX CONSIDERATIONS..................................     20
     General................................................     20
TAX STATUS OF THE POLICY....................................     21
     Definition of Life Insurance...........................     21
     Diversification........................................     21
     Investor Control.......................................     21
TAX TREATMENT OF POLICY BENEFITS............................     22
     In General.............................................     22
     Modified Endowment Contracts...........................     22
     Exchanges..............................................     23
     Aggregation of Modified Endowment Contracts............     23
     Policies Which Are Not Modified Endowment Contracts....     23
     Treatment of Loan Interest.............................     24
THE COMPANY'S INCOME TAXES..................................     24
YEAR 2000 COMPLIANCE........................................     24
DISTRIBUTION OF THE CONTRACTS...............................     24
MANAGEMENT..................................................     25
LEGAL PROCEEDINGS AND OPINION...............................     26
INDEPENDENT ACCOUNTANTS.....................................     26
REGISTRATION STATEMENT......................................     26

ILLUSTRATIONS...............................................     26
APPENDIX A -- Annual Minimum Premiums.......................     32
APPENDIX B -- Per Thousand of Stated Amount Surrender
  Charge....................................................     33
APPENDIX B(1) -- Per Thousand of Stated Amount Surrender
  Charge -- Sales Charge Component..........................     34
APPENDIX B(2) -- Per Thousand of Stated Amount Surrender
  Charge -- Administrative Charge Component.................     35
APPENDIX C -- Monthly Administrative Charge.................     36
FINANCIAL STATEMENTS -- Fund UL.............................
FINANCIAL STATEMENTS -- The Travelers Insurance Company.....

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout this Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- the basic measure used to determine the Cash Value of a flexible premium variable life insurance contract.

ANNUAL MINIMUM PREMIUM -- the Contract Owner must pay a first premium greater than or equal to one-quarter of this amount for the Contract to be issued. (Please refer to Appendix A.)

CASH SURRENDER VALUE -- the Cash Value less any outstanding contract loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to the Contract plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

CONTRACT DATE -- the date on which the Contract, benefits and provisions of the Contract become effective.

CONTRACT MONTH -- monthly periods computed from the Contract Date.

CONTRACT OWNER -- the person having rights to benefits under the Contract during the lifetime of the Insured; the Contract Owner may or may not be the Insured.

CONTRACT YEARS -- annual periods computed from the Contract Date.

DEDUCTION DATE -- the day in each Contract Month on which the Monthly Deduction Amount is deducted from the Contract's Cash Value.

INSURED -- the person on whose life the Contract is issued.

ISSUE DATE -- the date on which the Contract is issued by the Company for delivery to the Contract Owner.

LOAN ACCOUNT -- an account established for assets transferred from the Sub-Accounts as a result of requested loans. These accounts are credited with fixed rates of interest and do not depend on the investment experience of Fund UL and the Underlying Funds.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Contract as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Contract's Cash Value which includes Cost of Insurance charges, administrative charges, and any charges for supplemental benefits.

NET AMOUNT AT RISK -- an amount equal to the Death benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Contract, less the deduction of front-end sales charges and premium tax charges.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Contract Owner which is used to determine the Death Benefit. The Stated Amount may be increased or decreased as described in this Prospectus.

SUB-ACCOUNT -- assets of a particular Underlying Fund which are attributable to the class of variable life insurance contracts described in this Prospectus.

UNDERLYING FUND -- an open-end diversified management investment company which serves as an investment option under the Separate Account.

VALUATION DATE -- a day on which the Sub-Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE CONTRACT

The Contract described in this Prospectus is an individual variable universal life insurance contract which provides for flexible premium payments to be allocated to one or more of the Underlying Funds. The Contract is then credited with Accumulation Units in the applicable Sub-Accounts, the assets of which are invested in the corresponding Underlying Fund. The Contract is first and foremost a life insurance contract with death benefits, cash values and other features traditionally associated with life insurance. The Contract is "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Contract may increase or decrease depending on the investment experience of the Underlying Funds to which the premium payment has been allocated. The Contract will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount.

THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS


The Contract is funded by The Travelers Fund UL for Variable Life Insurance ("Fund UL"), a registered unit investment trust separate account established by The Travelers Insurance Company (the "Company"). There are currently twenty-two
(22) Sub-Accounts available under the Contract, each of which invests exclusively in one of the following Underlying Funds:



                                UNDERLYING FUNDS



  Capital Appreciation Fund


  Dreyfus Stock Index Fund


  Managed Assets Trust


  Money Market Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:


  VIP Equity Income Portfolio


  VIP Growth Portfolio


  VIP High Income Portfolio


FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II:


  VIP II Asset Manager Portfolio


GREENWICH STREET SERIES FUND:


  Total Return Portfolio


TEMPLETON VARIABLE PRODUCTS SERIES FUND:


  Templeton Asset Allocation Fund
     (Class 1)


  Templeton Bond Fund (Class 1)


  Templeton Stock Fund (Class 1)


TRAVELERS SERIES FUND, INC.:


  AIM Capital Appreciation Portfolio


  Alliance Growth Portfolio


  MFS Total Return Portfolio


  Smith Barney High Income Portfolio


  Smith Barney Large Cap Value Portfolio


TRAVELERS SERIES TRUST:


  U.S. Government Securities Portfolio


  Utilities Portfolio


  Zero Coupon Bond Portfolio 1998


  Zero Coupon Bond Portfolio 2000


  Zero Coupon Bond Portfolio 2005



Additional Underlying Funds may be added from time to time.


For a more complete description of the investment objectives for each of the funds listed above, as well as the investment advisers which provide investment management and advisory services for the funds, please refer to "The Underlying Funds" on page 2, and the prospectuses for each of the Underlying Funds.

PREMIUM PAYMENTS


The Contract Owner must pay a first premium greater than or equal to one-quarter of the Annual Minimum Premium for the Contract to be issued. (Tables of Annual Minimum Premiums are included in Appendix A.) After the first premium, Contract Owners may elect to be billed annually or semi-annually for all future premium payments ("Planned Premiums") or pay via monthly checking account deductions.

Payment of Planned Premiums will not guarantee that the Contract will remain in effect. (See "Lapse and Reinstatement," page 16.) No premiums can be accepted if they would disqualify the Contract as life insurance under federal tax law.


During the Applicant's Right to Cancel Period, Net Premium will be invested in Money Market Portfolio (formerly "Cash Income Trust"). After the expiration of the Right to Cancel Period, the values in Cash Income Trust will be allocated to the Underlying Fund(s) selected on the Contract Application. Once the premium payment has been allocated to the designated Underlying Fund(s), the Contract will be credited with Accumulation Units in the applicable Sub-Account. (See "Allocation of Premium Payments," page 6.)


RIGHT TO CANCEL

An Applicant has a limited right to return the Contract for cancellation and receive a full refund of the premium payment made. The Applicant must return the Contract, by mail or hand delivery, to the Company or to the agent who sold the Contract, to be cancelled within 10 days after delivery of the Contract to the Applicant, or within 45 days after completion of the application, or within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant, whichever is latest. The Company will return to the Applicant within seven days thereafter an amount equal to the greater of the premiums paid for the Contract or the sum of (1) the difference between the premium paid, including any fees or other charges, and the amounts allocated to the Underlying Fund(s), (2) the value of the amounts allocated to the Underlying Fund(s) on the date we receive the returned Contract, and (3) any fees and other charges imposed on amounts allocated to the Underlying Fund(s).

CHARGES AND DEDUCTIONS

In order to cover expenses associated with the distribution of the Contract, the Company will deduct a front-end sales charge and surrender charges. The front-end sales charge is equal to 2.5% of each Premium Payment made under the Contract, and may be reduced for Stated Amounts of $500,000 or more. The sales charge for a Contract with no full or partial surrenders will never exceed 2.5% of actual premiums paid. However, the sales charges for a Contract with full or partial surrenders may be as much as 26.7% of premiums paid based on surrender penalties which are assessed under the Contract. (See "Maximum Sales Charges," page 10.)

There are two types of surrender charges that can apply to the Contract: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. Both charges apply to a full surrender of the Contract. Only the Percent of Premium Charge applies to a partial surrender. The Percent of Premium Charge and a portion of the Per Thousand of Stated Amount Charge are intended to cover sales expenses. (See "Surrender Charges," page 9.)

The Company will deduct a 2.5% State Premium Tax Charge from each premium payment before allocation of the payment to purchase Accumulation Units in the Sub-Accounts (except in the Commonwealth of Puerto Rico where no premium tax charge is deducted). (See "State Premium Tax Charge," page 8.)

In addition, the Company will make monthly deductions beginning on the Contract Date on a pro rata basis from the Cash Value in each of the Sub-Accounts. The Deduction Amount will vary from month to month and includes the cost of insurance charges, administrative charges and charges for supplemental benefits. The administrative charges apply during the first three Contract Years and during the three years following any increase in Stated Amount. (See "Monthly Deduction Amount," page 8.)

The Company currently assesses a daily charge against the assets of Fund UL at an annual rate of 0.60% of such assets. The charge is intended to cover the Company's assumption of mortality and expense risks under the Contract, and will be made pro rata among the Sub-Accounts. The Contract provides that the charge for mortality and expense risk will not exceed 0.80%. The Contract also provides that the Company may make a daily charge from Fund UL for administrative expenses incurred by the Company at a maximum annual rate of 0.10% of assets in the Separate Account; the Company is not currently assessing this charge. The Company may also set up a provision for income taxes against the assets of the Separate Account. (See "Charges Against the Separate Account," page 9.)

The administrative charges made by the Company do not exceed the average expected cost of administrative services provided by the Company. Sales charges and administrative charges under the Contract may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 11.)

The Separate Account purchases shares of the Underlying Funds at net asset value. The net asset value of the Underlying Fund shares reflects investment advisory and other expenses already deducted from the assets of the Funds. Applicants should review the prospectuses of the Underlying Funds for a description of the charges assessed against the assets of each Underlying Fund.

DEATH BENEFIT

A Contract Owner may elect one of two options for the calculation of the amount of Death Benefit payable under the Contract. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the greater of the Stated Amount of the Contract or the Minimum Amount Insured. Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the greater of the Stated Amount of the Contract plus the Cash Value (determined as of the date of the Insured's death) or the Minimum Amount Insured. A Contract Owner may change the Death Benefit option subject to certain conditions. (See "Death Benefit," page 11 and "Changes in Death Benefit Option," page 14.)

CASH VALUE

As with many other types of insurance contracts, each Contract will have a Cash Value. The Cash Value of the Contract will increase or decrease to reflect the investment experience of the Underlying Funds applicable to the Contract. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts. There is no minimum guaranteed Cash Value and the Contract Owner bears the investment risk associated with an investment in the Underlying Funds. (See "Cash Value and Cash Surrender Value," page 14.)

CONTRACT LOANS

A Contract Owner may obtain a cash loan from the Company secured by the Contract not to exceed 90% of the Contract's Cash Value (determined at the time the Company receives the written loan request), less any surrender penalties. (This amount is 80% for loans taken prior to June 12, 1995.) The Company will charge interest on the outstanding amounts of the loan at an annual rate of 7.4% payable in advance (6% in the Virgin Islands). The amount of the loan will be transferred on a pro rata basis from each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise in writing) to a loan account (the "Loan Account"). The Company will credit amounts in the Loan Account with a fixed annual rate of interest of 4% (6% in New York and Massachusetts). (See "Contract Loans," page 16.)

LAPSE

If on any Deduction Date the Cash Surrender Value of a Contract is insufficient to cover the Monthly Deduction Amount due, the Company will send written notice to the Contract Owner indicating that if an amount sufficient to cover the Deduction Amount due is not paid within 61 days, the Contract may lapse. An outstanding loan amount decreases the Cash Surrender Value and could, therefore, cause the Contract to lapse. (See "Contract Loans," page 16, and "Lapse and Reinstatement," page 16.)

EXCHANGE RIGHTS

Once the Contract is in effect it may be exchanged at any time during the first two Contract Years for a general account fixed life insurance contract on the life of the Insured without submitting proof of insurability. (See "Exchange Rights," page 17.)

TAX CONSEQUENCES

The current federal tax law generally excludes all Death Benefit payments from the gross income of the Contract beneficiary. (See "Tax Treatment of Policy Benefits", page 22.)


At any point in time, the Contract may become a modified endowment contract if it fails to satisfy a 7-pay test. (See "Tax Treatment of Policy Benefits," page 22.) A modified endowment contract has income first taxation of all loans, pledges, collateral assignments or partial surrenders to the extent of income in the Contract. A 10% penalty tax may be imposed on such income distributed before the Contract Owner attains age 59 1/2.


The Company may charge each of the Sub-Accounts in Fund UL for its portion of any income tax charged to the Company on the Separate Account or its assets. (See "Federal Tax Considerations," page 20.)

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company"), an indirect wholly owned subsidiary of Travelers Group Inc., is a stock insurance company chartered in 1864 in Connecticut and has been continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.


The Company writes individual life insurance and annuity contracts on a non-participating basis. The Company acts as depositor for Fund UL. Tower Square Securities, Inc., ("Tower Square") an affiliate of the Company, currently serves as the principal underwriter for the Contracts. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Contract Owners.


The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance contracts, as well as to various federal and state securities laws and regulations.


The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.


                 THE SEPARATE ACCOUNT AND THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

Fund UL was established on November 10, 1983 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL will be invested exclusively in shares of the Underlying Funds. Fund UL meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL. Additionally, the operations of Fund UL are subject to the provisions of
Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL, and the Commissioner has adopted no regulations under the Section that affect Fund UL.

Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Contract Owners and the persons entitled to payments under the Contract offered by this Prospectus. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Contract are general corporate obligations of the Company.

THE UNDERLYING FUNDS

Premium Payments applied to Fund UL will be invested in one or more of the available Underlying Funds at net asset value in accordance with the selection made by the Contract Owner. The Underlying Funds currently available under the Contract may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in the Funds' prospectuses before investing. The Underlying Funds currently available under the Contract are as follows:




                                                                                   INVESTMENT ADVISER/
INVESTMENT OPTION                OBJECTIVE                                         SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund        Seeks growth of capital through the use of        Travelers Asset Management
                                 common stocks. Income is not an objective. The    International Corporation
                                 Fund invests principally in common stocks of      ("TAMIC") Subadviser: Janus
                                 small to large companies which are expected to    Capital Corp.
                                 experience wide fluctuations in price in both
                                 rising and declining markets.
Dreyfus Stock Index Fund         Seeks to provide investment results that          Wells Fargo Nikko Investment
                                 correspond to the price and yield performance of  Advisors publicly traded common stocks in the aggregate,
                                 as represented by the Standard & Poor's 500
                                 Composite Stock Price Index.
High Yield Bond Trust*           Seeks generous income. The assets of the High     TAMIC
                                 Yield Bond Trust will be invested in bonds
                                 which, as a class, sell at discounts from par
                                 value and are typically high risk securities.
Managed Assets Trust             Seeks high total investment return through a      TAMIC Subadviser: Travelers
                                 fully managed investment policy in a portfolio    Investment Management Company
                                 of equity, debt and convertible securities.       ("TIMCO")
Money Market Portfolio           Seeks high current income from short- term money  TAMIC
  (formerly "Cash Income         market instruments while preserving capital and
  Trust")                        maintaining a high degree of liquidity.
FIDELITY'S VARIABLE
  INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio      Seeks reasonable income by investing primarily    Fidelity Management & Research
                                 in income-producing equity securities; in         Company
                                 choosing these securities, the portfolio manager
                                 will also consider the potential for capital
                                 appreciation.
VIP Growth Portfolio             Seeks capital appreciation by purchasing common   Fidelity Management & Research
                                 stocks of well-known, established companies, and  Company
                                 small emerging growth companies, although its
                                 investments are not restricted to any one type
                                 of security. Capital appreciation may also be
                                 found in other types of securities, including
                                 bonds and preferred stocks.
VIP High Income Portfolio        Seeks to obtain a high level of current income    Fidelity Management & Research
                                 by investing primarily in high yielding,          Company
                                 lower-rated, fixed-income securities, while also
                                 considering growth of capital.

                                                                                   INVESTMENT ADVISER/
INVESTMENT OPTION                OBJECTIVE                                         SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager Portfolio   Seeks high total return with reduced risk over    Fidelity Management & Research
                                 the long-term by allocating its assets among      Company
                                 stocks, bonds and short-term fixed-income
                                 instruments.
GREENWICH STREET SERIES FUND
Total Return Portfolio           An equity portfolio that seeks to provide total   Mutual Management Corp ("MMC")
                                 return, consisting of long-term capital
                                 appreciation and income. The Portfolio will
                                 invest primarily in a diversified portfolio of
                                 dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset Allocation Fund  Seeks a high level of total return with reduced   Templeton Investment Counsel,
  (Class 1)                      risk over the long term through a flexible        Inc.
                                 policy of investing in stocks of companies in
                                 any nation and debt obligations of companies and
                                 governments of any nation.
Templeton Bond Fund (Class 1)    Seeks high current income by investing primarily  Templeton Global Bond Managers in debt securities of companies, governments and
                                 government agencies of various nations
                                 throughout the world.
Templeton Stock Fund (Class 1)   Seeks capital growth by investing primarily in    Templeton Investment Counsel,
                                 common stocks issued by companies, large and      Inc.
                                 small, in various nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation         Seeks capital appreciation by investing           Travelers Investment Adviser
  Portfolio                      principally in common stock, with emphasis on     ("TIA") Subadviser: AIM Capital
                                 medium-sized and smaller emerging growth          Management Inc.
                                 companies.
Alliance Growth Portfolio        Seeks long-term growth of capital by investing    TIA Subadviser: Alliance
                                 predominantly in equity securities of companies   Capital Management L.P.
                                 with a favorable outlook for earnings and whose
                                 rate of growth is expected to exceed that of the
                                 U.S. economy over time. Current income is only
                                 an incidental consideration.
MFS Total Return Portfolio       Seeks to obtain above-average income (compared    TIA Subadviser: MFS
                                 to a portfolio entirely invested in equity
                                 securities) consistent with the prudent
                                 employment of capital. Generally, at least 40%
                                 of the Portfolio's assets will be invested in
                                 equity securities.

                                                                                   INVESTMENT ADVISER/
INVESTMENT OPTION                OBJECTIVE                                         SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Smith Barney High Income         Seeks high current income. Capital appreciation   MMC
  Portfolio                      is a secondary objective. The Portfolio will
                                 invest at least 65% of its assets in
                                 high-yielding corporate debt obligations and
                                 preferred stock.
Smith Barney Large Cap Value     Seeks current income and long-term growth of      MMC
  Portfolio (formerly "Smith     income and capital by investing primarily, but
  Barney Income and Growth       not exclusively, in common stocks.
  Portfolio")
TRAVELERS SERIES TRUST
U.S. Government Securities       Seeks to select investments from the point of     TAMIC
  Portfolio                      view of an investor concerned primarily with
                                 highest credit quality, current income and total
                                 return. The assets of the U.S. Government
                                 Securities Portfolio will be invested in direct
                                 obligations of the United States, its agencies
                                 and instrumentalities.
Utilities Portfolio              Seeks to provide current income by investing in   MMC
                                 equity and debt securities of companies in the
                                 utility industries.
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment return as  TAMIC
  (Series 1998)                  consistent with the preservation of capital
                                 investing in primarily zero coupon securities
                                 that pay cash income but are acquired by the
                                 Portfolio at substantial discounts from their
                                 values at maturity. The Zero Coupon Bond Fund
                                 Portfolios may not be appropriate for Policy
                                 Owners who do not plan to have their premiums
                                 invested in shares of the Portfolios for the
                                 long term or until maturity.
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment return as  TAMIC
  (Series 2000)                  consistent with the preservation of capital
                                 investing in primarily zero coupon securities
                                 that pay cash income but are acquired by the
                                 Portfolio at substantial discounts from their
                                 values at maturity. The Zero Coupon Bond Fund
                                 Portfolios may not be appropriate for Policy
                                 Owners who do not plan to have their premiums
                                 invested in shares of the Portfolios for the
                                 long term or until maturity.

                                                                                   INVESTMENT ADVISER/
INVESTMENT OPTION                OBJECTIVE                                         SUB-ADVISER
------------------------------------------------------------------------------------------------------------------
Zero Coupon Bond Fund Portfolio  Seeks to provide as high an investment return as  TAMIC
  (Series 2005)                  consistent with the preservation of capital
                                 investing in primarily zero coupon securities
                                 that pay cash income but are acquired by the
                                 Portfolio at substantial discounts from their
                                 values at maturity. The Zero Coupon Bond Fund
                                 Portfolios may not be appropriate for Policy
                                 Owners who do not plan to have their premiums
                                 invested in shares of the Portfolios for the
                                 long term or until maturity.


---------------


* Not available for new deposits.



Each Underlying Fund is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Underlying Funds will achieve their stated objectives.



More detailed information regarding the Underlying Funds may be found in the current prospectuses for the Underlying Funds; these prospectuses are included with and must accompany this Prospectus. Contract Owners are urged to read these documents carefully before investing.


GENERAL

All investment income of and other distributions to each Sub-Account of Fund UL arising from the applicable Underlying Fund are reinvested in shares of that Underlying Fund at net asset value. The income and realized gains or losses on the assets of each Sub-Account of Fund UL are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of the Company. The Company will purchase shares in the Underlying Funds in connection with premium payments allocated to the applicable Funds in accordance with Contract Owners' directions and will redeem shares in the Underlying Funds to meet Contract obligations or make adjustments in reserves, if any. The Underlying Funds are required to redeem Fund shares at net asset value and to make payment within seven days.

CONFLICTS OF INTEREST

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity separate accounts to invest in the Underlying Funds simultaneously. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Contract Owners, the Underlying Funds' Boards of Directors intend to monitor events to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response thereto. If any of the Underlying Funds' Boards of Trustees conclude that separate mutual funds should be established for variable life insurance and variable annuity separate accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Contract Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Underlying Funds for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL and the Sub-Accounts which fund the Contract. If shares of any of the Underlying Funds should no longer be available for purchase by the appropriate Sub-Account, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Contract, shares of another Underlying Fund may be substituted for shares of the Underlying Funds held in the Sub-Accounts. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Contract Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Contract Owner approval, the Company reserves the right to end Fund UL's registration under the 1940 Act.

                                  THE CONTRACT
--------------------------------------------------------------------------------

The Contract described in this Prospectus is both an insurance product and a security. However, the Contract is first and foremost a life insurance contract with death benefits, cash values and other features traditionally associated with life insurance. The Contract is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Contract may increase or decrease depending on the investment experience of the Underlying Funds to which the Premium Payment has been allocated. As an insurance product, the Contract is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE CONTRACT APPLICATION

Individuals wishing to purchase a Contract must submit an application to the Company. As with traditional insurance contracts, a Contract Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $75,000. A Contract Owner may request an increase or decrease in the Stated Amount of the Contract in writing from time to time. (See "Changes in Stated Amount," page 14.) No change in the terms or conditions of the Contract will be made without the consent of the Contract Owner.

A Contract will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

Insurance coverage under a Contract will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Contract Date is the date used to determine all future cyclical transactions on the Contract, e.g., Deduction Dates, Contract Months and Contract Years. The Contract Date may be prior to, or the same date as, the date on which the Contract is issued (the "Issue Date").

ALLOCATION OF PREMIUM PAYMENTS


The first premium will be applied to the Contract on the later of the Contract Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Money Market Portfolio. At the end of the Applicant's Right to Cancel Period, the account value in Money Market Portfolio will be allocated among the Underlying Funds (in whole percentages) to purchase Accumulation Units in the applicable SubAccounts as the Contract Owner directs on the application. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Contract Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Sub-Account to be credited to the Contract (including the initial allocation to Money Market Portfolio) will be determined by dividing the Premium Payment applied to the Sub-Account by the Accumulation Unit Value of the Sub-Account next computed following receipt of the payment.

ACCUMULATION UNIT VALUES


The Accumulation Unit Value for each Sub-Account of Fund UL was initially established at $1.00. Thereafter, the Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Underlying Fund and will be determined on each Valuation Date by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Underlying Fund at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Underlying Fund at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any administrative expense charge, if assessed, and mortality and expense risk charge.


Applicants should refer to the prospectuses for each of the Underlying Funds for a description of how the assets of each Underlying Fund are valued. These valuation procedures directly affect the Accumulation Unit Value of the SubAccount, and therefore the Cash Value of the Contract.

All valuations made under the Contract (e.g., the determination of Cash Value or Cash Surrender Value, contract loans, partial cash surrenders, payment of Death Benefits, and the determination of the number of Accumulation Units to be credited to a Contract with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

RIGHT TO CANCEL

An Applicant has a limited right to return the Contract for cancellation by returning the Contract, by mail or personal delivery, to the Company or to the agent who sold the Contract. The Contract must be returned either (1) within 10 days after delivery of the Contract to the Contract Owner, (2) within 45 days of completion of the contract application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant (whichever is latest). The Company will return to the Applicant a refund of the greater of all premium payments paid for the Contract, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Underlying Fund(s), (2) the value of the amounts allocated to the Underlying Fund(s) on the date on which the Company receives the returned Contract, and (3) any fees and other charges imposed on amounts allocated to the Underlying Fund(s).

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Underlying Funds, the Company will deduct a front-end sales charge of 2.5%. This charge will be reduced to 2% for Contracts with an initial Stated Amount of $500,000 or more, and 0% for Contracts with an initial Stated Amount of $1,000,000 or more.

There will be additional sales charges assessed upon any full or partial surrender. (See "Surrender Charges" below.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a contract. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Contracts issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a contract owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Sub-Account for a reserve for any income taxes payable by the Company on the assets attributable to that Sub-Account. (See "Federal Tax Considerations," page 20.)

MONTHLY DEDUCTION AMOUNT

In addition to deductions from premium payments, the Company will deduct from the Cash Value of the Contract a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Contract. The Monthly Deduction Amount will be deducted pro rata from each of the Sub-Accounts attributable to the Contract on the first day of each Contract Month (the "Deduction Date"), commencing on the Contract Date. The dollar amount of the Deduction Amount will vary from month to month.

The following is a summary of monthly charges and expenses which make up the Monthly Deduction Amount.

COST OF INSURANCE CHARGE

The cost of insurance charge, which is deducted monthly, may vary from month to month since it depends on a number of variables that are determined on each Deduction Date. This charge is equal to the difference between the Death Benefit payable under the Contract and the Cash Value of the Contract, each determined on the Deduction Date, multiplied by a monthly "cost of insurance rate," i.e., a monthly rate charged for each dollar of insurance coverage. The cost of insurance rate varies annually and is based on the attained age, sex and risk class of the insured (except in the State of Montana where no distinction is made on the basis of sex). The cost of insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables ("1980 Tables"). Substandard risks will have monthly deductions based on cost of insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed cost of insurance rates per $1,000 will be included in each Contract; however, the Company reserves the right to use rates (current rates) less than those shown in the 1980 Tables. Although guaranteed rates do not distinguish between smokers and non-smokers, there will be separate current cost of insurance tables for these two groups. Any changes in the cost of insurance rates will be made uniformly for all Insureds in the same risk class. The cost of insurance charge is to cover the Company's expected mortality cost for basic insurance coverage, not including supplemental benefit provisions.

Because the Cash Value and, under certain conditions, the Death Benefit of a Contract may vary from month to month, the cost of insurance charge may also vary on each Deduction Date. In addition, Applicants should note that the cost of insurance charge is based on the difference between the Death Benefit payable under the Contract and the Cash Value of the Contract. For Option 1, an increase in the Cash Value or a decrease in the Death Benefit would result in a smaller cost of insurance charge assuming that everything else remains the same; while a decrease in the Cash Value or an increase in the Death Benefit would result in a larger cost of insurance charge. (See "Changes in Death Benefit Option," page 14 and "Changes in Stated Amount," page 14 for a discussion of the effect of changes in the Stated Amount on the cost of insurance.)

CONTRACT ADMINISTRATIVE CHARGE

The Company deducts a monthly administrative charge from the Cash Value of the Contract during the first three Contract Years, and upon any increase in the Stated Amount for three years from the date of the increase. The amount of this charge varies by issue age and initial Stated Amount, and will be shown in the Contract (see Appendix C). The administrative charge does not apply to Cost of Living Adjustment increases or to an increase in the Stated Amount resulting from a change in a Death Benefit option. The proceeds from this charge are expected to pay for the expenses associated with the issuance of the Contract, and is set at a level which does not exceed the average expected cost of these administrative services. The monthly administrative charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 11.)


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Contract Owner has elected any of the following supplemental benefit provisions: Accidental Death Benefit, Waiver of Monthly Deduction Rider, and Spouse or Children Term Riders. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

A daily charge is deducted from Fund UL for mortality and expense risks assumed by the Company. The current charge is at an annual rate of 0.60% of the assets in the Separate Account; however, the Contract provides that the maximum charge for mortality and expense risks will not exceed 0.80%. The mortality risk assumed is that the actual cost of insurance charge specified in the Contract may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set forth in the Contract. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account.

ADMINISTRATIVE EXPENSE CHARGE

The Company reserves the right to deduct a daily charge from Fund UL for administrative expenses incurred by the Company. The maximum charge is equivalent on an annual basis to 0.10% of the assets in the Separate Account; however, the Company does not currently assess this charge. The administrative expense charge, if assessed, is expected to cover administrative costs associated with the maintenance of the Contract, and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force.

CHARGES AGAINST THE UNDERLYING FUNDS


Fund UL purchases shares of the Underlying Funds at net asset value. The net asset value of the Underlying Fund shares reflects investment advisory fees and other expenses already deducted from the assets of the Underlying Funds. The investment advisory fees and other expenses applicable to each of the Underlying Funds are described in the individual prospectuses for the Underlying Funds.


SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Contract: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Contract Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Contract. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Contract during the first ten Contract Years (or during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

(a) 6% of the amount of Cash Value being surrendered; or

(b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

(c) 9% of the total Annual Minimum Premiums for each full or partial Contract Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")


For example (as illustrated on page 29), a Contract with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,895 per year for five years (a total of $9,475), and then fully surrenders the Contract for its Cash Value of $5,881 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $353, because (a) is $353 (6% of $5,881); (b) is $569 (6% of the $9,475 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $353, is the applicable charge.


PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Contract Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For example, for Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45 year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense charge component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," page 11.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.


MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Contract will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Contract will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Contract with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Contract with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

                                          MAXIMUM SALES CHARGES
CONTRACT YEAR OF SURRENDER            (AS A % OF PREMIUM PAYMENTS)
-------------------------------------------------------------------
             1                                    26.7%
             2                                    24.9
             3                                    23.1
             4                                    21.2
             5                                    19.4
             6                                    16.1
             7                                    14.4
             8                                    12.5
             9                                    10.6
            10                                     8.8
            11+                                    2.5

As the table demonstrates, the maximum sales charge for any Contract is less than 26.7% in every Contract Year other than the first (or in every year after the first year following an increase).

For example, a Contract with a Stated Amount of $150,000 for a 45-year old male who paid an initial premium of $1,895 (approximately 125% of the annual minimum premium), and who surrendered during the first year, would have a maximum sales load of $376 (20% of actual premium paid). If, instead, he paid $1,895 per year for five years (or $9,475) and surrendered in the sixth year, the maximum sales load would be $913 (9.6% of actual premiums paid).

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Sub-Account to another by the Contract Owner to four times in any Contract Year, and to charge $10.00 for any additional transfers. There is currently no charge for transfers.

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Contract in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group.

                          CONTRACT BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

DEATH BENEFIT


As with traditional life insurance contracts, the Death Benefit under the Contract is the amount paid to the named beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and contract loans. All or part of the Death Benefit may be paid in cash or applied under one or more of the payment options described on page 17.


Each Contract Owner may elect one of two Death Benefit options set forth in the Contract for calculating the amount of the Death Benefit. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Contract or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Contract plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Contract as a life insurance contract under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Contract determined as of the first day of each Contract Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Contract and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                              % SHALL DECREASE
       ATTAINED AGE         BY A RATABLE PORTION
  -----------------------    FOR EACH FULL YEAR
  MORE           BUT NOT    ---------------------
  THAN          MORE THAN    FROM            TO
  -----------------------------------------------
   0               40         250            250
  40               45         250            215
  45               50         215            185
  50               55         185            150
  55               60         150            130
  60               65         130            120
  65               70         120            115
  70               75         115            105
  75               90         105            105
  90               95         105            100

The federal tax law imposes another cash funding limitation on cash value life insurance contracts that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance contracts.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Contract. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding contract loan.

                       OPTION 1 -- STATED AMOUNT: $75,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Contract is generally equal to the Stated Amount of $75,000. Since the Contract is designed to qualify as a life insurance contract, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

     EXAMPLE ONE. If the Cash Value of the Contract equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). If the Death Benefit in the Contract is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), then the Death Benefit would be $75,000.

     EXAMPLE TWO. If the Cash Value of the Contract equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

     EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Contract equals $44,000, the Minimum Amount Insured would be $106,920 ($44,000 X 243%) (243% is the applicable percentage for a 41-year old insured). The Death Benefit would be equal to $106,920 which is the greater of the Stated Amount ($75,000) and the Minimum Amount Insured ($106,920).

     EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds to the extent the Minimum Amount Insured exceeds the Stated Amount. Consequently, if the 41-year old Insured has a Cash Value equal to $35,000 instead of $44,000, the Death Benefit would be $85,050 ($35,000 X 243%).

                       OPTION 2 -- STATED AMOUNT: $75,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit will vary with the investment experience of the applicable Underlying Funds and will generally be equal to the Stated Amount plus the Cash Value of the Contract (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

     EXAMPLE ONE. If the Cash Value of the Contract equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($85,000) would be equal to the Stated Amount ($75,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

     EXAMPLE TWO. If the Cash Value of the Contract equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

     EXAMPLE THREE. If the Insured is age 41, and the Cash Value of the Contract equals $65,000, the Minimum Amount Insured would be $157,950 ($65,000 X 243%) (243% is the applicable percentage for a 41-year old Insured). The resulting Death Benefit under the Contract would be equal to $157,950 because the Minimum Amount Insured ($157,950) is greater than the Stated Amount plus the Cash Value ($75,000 + $65,000 = $140,000).

     EXAMPLE FOUR. The Death Benefit may also increase or decrease with the investment experience of the applicable Underlying Funds. Consequently, if a 41-year old Insured has a Cash Value of $50,000 instead of $65,000, the Death Benefit would be $125,000 because the Stated Amount plus the Cash Value ($75,000 + $50,000 = $125,000) is greater than the Minimum Amount Insured ($50,000 X 243% = $121,500).

As long as the Contract remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Contract less any outstanding contract loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Contract. Under Option 1, the Death Benefit equals the Stated Amount and will vary only when the Minimum Amount Insured exceeds the Stated Amount of the Contract. Under Option 2, the Death Benefit equals the Stated Amount plus the Cash Value, unless the Minimum Amount Insured is greater, in which case the Death Benefit is the greater amount.


Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit actually paid to the Contract beneficiary may be adjusted to reflect any contract loan, suicide by the Insured within two years after the Issue Date of the Contract, any material misstatements in the contract application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Contract. (See "Assignment", page 20.) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Contract Owner that the Cash Surrender Value of the Contract is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Contract, the Death Benefit actually paid to the Contract Owner's beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 14, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION


A Contract Owner may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 22. However, the change could affect future values of Net Amount at Risk, and with some Option 2 to Option 1 changes involving substantially funded Contracts, there may be a cash distribution which is included in the gross income of the Contract Owner. Consequently, the cost of insurance charge which is based on the Net Amount at Risk may be different in the future. If the change is from Option 2 to Option 1, the Stated Amount of the Contract will be increased by the Cash Value (determined on the day the Company receives the written change request or on the date the change is requested to become effective, if later). If the change is from Option 1 to Option 2, the Stated Amount of the Contract will be decreased by the Cash Value (determined on the date the Company receives the written change request) so that the Death Benefit payable under Option 2 at the time of the change will equal that which would have been payable under Option 1. A person who wishes a level Net Amount at Risk and an increasing Death Benefit may choose to change from Option 1 to Option 2. Likewise, a person who wishes a level Death Benefit and a decreasing Net Amount at Risk would choose Option 1, not Option 2. No change from Option 1 to Option 2 will be permitted if the change results in a Stated Amount of less than the minimum amount of $75,000.


CHANGES IN STATED AMOUNT

A Contract Owner may request in writing that the Stated Amount of the Contract be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Contract may cause a cash distribution that is includable in the gross income of the Contract Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Contract Summary which the Company will send to the Contract Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Contract Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

BENEFITS AT MATURITY

If the Insured is living on the Maturity Date (the anniversary of the Contract Date on which the Insured is age 95), the Company will pay the Contract Owner the Cash Value of the Contract, less any outstanding contract loan or Deduction Amount due and unpaid. The Contract Owner must surrender the Contract to the Company before such payment can be made, at which point the Contract will terminate and the Company will have no further obligations under the Contract.

CASH VALUE AND CASH SURRENDER VALUE

As with traditional life insurance, each Contract will have a Cash Value. The Cash Value of a Contract changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Underlying Funds, as well as any partial Cash

Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Contract is related to the net asset value of the Underlying Funds to which premium payments on the Contract have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Contract in each Sub-Account as of the Valuation Date by the current Accumulation Unit Value of that Sub-Account, then adding the collective result for each of the Sub-Accounts credited to the Contract, and finally adding the value (if any) of the Loan Account.

As long as the Contract is in effect, a Contract Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to surrender the Contract and receive its "Cash Surrender Value"; i.e., the Cash Value of the Contract determined as of the day the Company receives the Contract Owner's written request, less any outstanding contract loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Contract within seven days following its receipt of the written request or on the date requested by the Contract Owner, whichever is later. The Contract will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Contract Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise in writing).

In addition to reducing the Cash Value of the Contract, partial cash surrenders will reduce the Death Benefit payable under the Contract. Under Option 1, the Stated Amount of the Contract will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Contract to record such reduction. Because the Stated Amount of a Contract may not be less than the minimum $75,000, no partial cash surrenders will be permitted which will reduce the Stated Amount below this minimum.

TRANSFER OF CASH VALUE

As long as the Contract remains in effect, the Contract Owner may request that all or a portion of the Cash Value of a particular Sub-Account be transferred to other Sub-Accounts. The Contract Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone by calling 1-800-334-4298 (proper authorization and identification will be required for telephone transfers). The Company reserves the right to restrict the number of such transfers to four times in any Contract Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Sub-Account by the Accumulation Unit Value of that Sub-Account on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Sub-Account by the Accumulation Unit Value of that Sub-Account on the Valuation Date on which the Company receives the transfer request.


AUTOMATED TRANSFERS



Dollar-Cost Averaging. You may establish automated transfers of Contract Values on a monthly or quarterly basis from certain of the Sub-Accounts to other Sub-Accounts through written request or other method acceptable to the Company. You must have a minimum total Contract Value of

$1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between Sub-Accounts. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Contract Value, Contract Owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.


Automatic Rebalancing. You may elect to have the Company periodically reallocate values in your contract to match your original (or your latest) investment option allocation request.


CONTRACT LOANS


A Contract Owner may obtain a cash loan from the Company secured by the Contract not to exceed 90% of the Contract's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. No loan requests may be made for amounts of less than $100.00. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. Interest on a contract loan will be 7.4% per year (6% in the Virgin Islands) and is payable in advance each year the loan is outstanding. Interest not paid when due will be added to the outstanding amount of the loan for the next Contract Year and will bear interest at the same rate.


The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Sub-Accounts attributable to the Contract (unless the Contract Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Underlying Funds. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Sub-Accounts applicable to the Contract (unless the Contract Owner states otherwise). The Company will make the loan to the Contract Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Contract to lapse (see "Lapse and Reinstatement" below). For example, if a Contract has a Cash Surrender Value of $10,000, the Contract Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Contract Owner was not credited with the investment experience of an Underlying Fund on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Contract may be repaid while the Contract is still in effect.

LAPSE AND REINSTATEMENT

The Contract will remain in effect until the Cash Surrender Value of the Contract is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Contract Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Contract may lapse. The Contract will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person insured under the Contract dies during the Late Period, the Death Benefit payable under the Contract will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding contract loan. (See "Death Benefit," page 11.)


If the Contract lapses, the Contract Owner may reinstate the Contract upon payment of the reinstatement premium (and any applicable charges) shown in the Contract. A request for reinstatement may be made at any time within three years of lapse. The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendices A and B, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Contract upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Contract is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance contract issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance contract will be as described in that contract. No evidence of insurability will be required. The Contract Owner has the right to select the same Death Benefit or Net Amount at Risk as the former Contract. Cost of insurance rates will be based on the same risk classification as those of the former Contract. Any outstanding contract loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two contracts.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

Proceeds payable under the Contract will be paid in a lump sum, unless the Contract Owner selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Underlying Funds.

The following payment options are available under the Contract:

OPTION 1 -- Payments of a Fixed Amount

OPTION 2 -- Payments for a Fixed Period

OPTION 3 -- Amounts Held at Interest

OPTION 4 -- Monthly Life Income

OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces
            on Death of First Person Named

OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50.00, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

                          EXAMPLE OF CONTRACT CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Contract based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35                                                Face Amount: $100,000
Preferred Non-Smoker                                        Level Death Benefit Option
Annual Premium: $850.00                                     Current Charges
Hypothetical Gross Annual Investment Rate of Return: 8%

                                                                          TOTAL MONTHLY DEDUCTION
                            SURRENDER CHARGES                               FOR THE POLICY YEAR
                            -----------------           SALES CHARGE      -----------------------
                                                        COMPONENT OF
                                     ADMINISTRATIVE   SURRENDER CHARGE    COST OF
POLICY   CUMULATIVE   SALES CHARGE       CHARGE           AS % OF        INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS     COMPONENT       COMPONENT         CUM. PREM.       CHARGES       CHARGES
------   ----------   ------------   --------------   ----------------   ---------   --------------
 1       $  850.00       $91.20         $364.80            10.73%         $145.00        $96.00
 2       $1,700.00       $90.40         $361.60             5.32%         $157.00        $96.00
 3       $2,550.00       $90.00         $360.00             3.53%         $168.00        $96.00
 5       $4,250.00       $92.80         $371.20             2.18%         $190.00        $    0
 10      $8,500.00       $59.40         $237.60             0.70%         $250.00        $    0

 Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Underlying Funds at regular and special meetings of the shareholders of the Underlying Funds in accordance with instructions from Contract Owners (or the contract beneficiaries, as the case may be) having a voting interest in Fund UL. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Contract Owners in the same proportion as it votes shares for which it has received instructions. If the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.

The voting interests of the Contract Owner (or the beneficiary) in the Underlying Funds will be determined as follows: Contract Owners may cast one vote for each $100 of Cash Value of the Contract allocated to the Sub-Account, the assets of which are invested in the particular Underlying Fund on the record date for the shareholder meeting for that Fund. Fractional votes are counted. If, however, a Contract Owner has taken a loan secured by the Contract, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Contract Owner.

Contract Owners should review the prospectuses for the Underlying Funds to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL or one of the Underlying Funds, or to approve or disapprove an investment advisory contract of one of the Underlying Funds. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Underlying Funds which are initiated by a Contract Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Underlying Fund may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Contract Owners.

STATEMENTS TO CONTRACT OWNERS


The Company will maintain all records relating to Fund UL and the Sub-Accounts. At least once in each Contract Year, the Company will send to Contract Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Contract (indicating the number of Accumulation Units credited to the Contract in each SubAccount and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding contract loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Contract; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.


LIMIT ON RIGHT TO CONTEST

The Company may not contest the validity of the Contract after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Contract is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date. In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding contract loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Contract would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Contract may cause a cash distribution that is includable in whole or in part in the gross income of the Contract Owner.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Sub-Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Sub-

Account's net assets; or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders.

BENEFICIARY

The Applicant names the beneficiary in the application for the Contract. The Contract Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no beneficiary is living when the Insured dies, the Death Benefit will be paid to the Contract Owner, if living; otherwise, the Death Benefit will be paid to the Contract Owner's estate.

ASSIGNMENT

The Contract may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Contract.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

                            TAX STATUS OF THE POLICY
--------------------------------------------------------------------------------

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. Separate Account Four, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy

Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS
--------------------------------------------------------------------------------

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore it is important to check with a tax advisor prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS


A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.



A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.


Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these

Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.


The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.



The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Consequences of Life Insurance Contracts." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Consequences of Life Insurance Contracts."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS


Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner.


Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.)

Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

                           THE COMPANY'S INCOME TAXES
--------------------------------------------------------------------------------

The Company currently makes no charge to the Separate Account for any federal, state or local taxes that it incurs that may be attributable to the Separate Account or to the Policies. The Company reserves the right, however, to make a charge for any tax or other economic burden responsibility from the application of tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



The Company has investigated the nature and extent of the work required for our computer systems to process beyond the turn of the century, and has made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming with our service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Company.



                         DISTRIBUTION OF THE CONTRACTS

--------------------------------------------------------------------------------


The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc. serves as principal underwriter of the policies described herein. However, it is currently anticipated that Travelers Distribution Company, an affiliated broker dealer, may become the principal underwriter during 1998. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable federal and state laws. The maximum commission payable by the Company for distribution is 50% of annual minimum premium.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.


                           DIRECTOR
   NAME AND POSITION        SINCE                           PRINCIPAL BUSINESS
   -----------------       --------                         ------------------
Michael A. Carpenter         1995      Chairman (since January 1995), President and Chief Executive
  Director                             Officer of The Travelers Insurance Company since June 1995;
                                       President and Chief Executive Officer of The Travelers
                                       Insurance Company; Vice Chairman since February 1998;
                                       Executive Vice President (1995-1998) of Travelers Group
                                       Inc.; Chairman, President and Chief Executive Officer
                                       (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp               1994      Chairman, President and Chief Executive Officer since April
  Director                             1996 of Travelers/Aetna Property Casualty Corp.; Chief
                                       Executive Officer and Director of The Travelers Insurance
                                       Group Inc. since December 1993; Vice Chairman and Director of Travelers Group Inc. since 1991; Chairman and Chief
                                       Executive Officer of Commercial Credit Company (1991-1993);
                                       Executive Vice President (1986-1991), Primerica Corporation.
Marc P. Weill*               1994      Senior Vice President-Investments since December 1993 and
  Director                             Chief Investment Officer since 1995 of The Travelers
                                       Insurance Group Inc.; Senior Vice President and Chief
                                       Investment Officer of Travelers Group Inc.; Vice President
                                       (1990-1992), Primerica Corporation; Vice President
                                       (1989-1990), Smith Barney Inc.
George C. Kokulis            1996      Senior Vice President since September 1995, Vice President
  Director                             (1993-1995) of The Travelers Insurance Company.
Jay S. Benet                 1996      Senior Vice President since February 1994 and Vice President
  Director                             (1990-1994) of The Travelers Insurance Company; Partner
                                       (1986-1990) of Coopers & Lybrand.
Ian R. Stuart                1996      Senior Vice President since November, 1996; Chief Financial
  Director                             Officer; Chief Accounting Officer and Controller since March
                                       1996. Vice President (1991-1996) of The Travelers Insurance
                                       Company.
Katherine M. Sullivan        1996      Senior Vice President and General Counsel since May 1996 of
  Director                             The Travelers Insurance Company; Senior Vice President and
                                       General Counsel (1994-1996) Connecticut Mutual; Special
                                       Counsel and Chief of Staff (1988-1994) Aetna Life &
                                       Casualty.


---------------

* Principal business address: Travelers Group Inc., 388 Greenwich Street, New York, New York.

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company (other than Directors listed above) as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.


           NAME                     POSITION WITH INSURANCE COMPANY
           ----                     -------------------------------
Stuart Baritz                     Senior Vice President
Warren H. May                     Senior Vice President
David A. Tyson                    Senior Vice President
F. Denney Voss                    Senior Vice President
Christine M. Modie                Senior Vice President
Jay S. Fishman                    Senior Vice President
Barry Jacobson                    Senior Vice President
Russell H. Johnson                Senior Vice President
Elizabeth C. Georgakopolous       Senior Vice President



Information relating to the management of the Underlying Funds is contained in the Underlying Fund prospectuses.

                         LEGAL PROCEEDINGS AND OPINION
--------------------------------------------------------------------------------


There are no pending material legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to the business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October, 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants, including the Company, answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.



Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance contract described in this Prospectus and the organization of the Company, its authority to issue the Contract under Connecticut law and the validity of the forms of the Contract under Connecticut law have been passed on by the General Counsel of the Company.


                            INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


Financial statements as of and for the year ended December 31, 1997 of Fund UL, included in the registration statement, have been incorporated herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and Subsidiaries (the "Company") as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT
--------------------------------------------------------------------------------


A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL, the Underlying Funds, the Company and the Contract. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement.


                                 ILLUSTRATIONS
--------------------------------------------------------------------------------


The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Contracts issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Contract.

There are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, mortality and expense risk charge, and administrative expense charge allowable under the Contract are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age and amount of insurance. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).



The values shown in these illustrations vary according to the assumptions used for expense charges, credited interest and mortality charges. Interest is assumed to be credited to the Account Value at the net investment rate of return, which is equal to the hypothetical gross investment rate of return (0%, 6% or 12%) minus either 1.54% for guaranteed charges, or 1.24% for current charges. The guaranteed charge consists of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .64% for Underlying Fund expenses. The current charge consists of 0.60% for mortality and expense risks, and .64% for Underlying Fund expenses.



The charge for Underlying Fund expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Underlying Funds. The Underlying Fund expenses for some of the Underlying Funds reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1997, these reimbursement agreements affected the total operating expenses of the Underlying Funds as follows:



1. For Travelers Money Market Portfolio, other expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 1.39% for the Travelers Money Market Portfolio.



2. The other expenses reflected in AIM Capital Appreciation Portfolio, Alliance Growth Portfolio and MFS Total Return are as of October 31, 1997 (the Fund's fiscal year end). Travelers Capital Appreciation, Travelers Managed Assets Trust, Travelers U.S. Government Securities Portfolio and Travelers Utilities Portfolio reflect other expenses as of December 31, 1997. There were no fees waived or expenses reimbursed for these funds in 1997.



3. A portion of the brokerage commissions that certain funds pay was used to reduce Fidelity funds' expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total underlying Fund Expenses would have been .64% for Asset Manager Portfolio, .57% for Equity Income Portfolio, .67% for Growth, and .71% for High Income.



4. Smith Barney Total Return's Management Fees include 0.20% for fund administration.



5. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .75%. Without such arrangement, the Total Expenses for the Quality Bond Portfolio would have been 1.76%.



6. Other expenses are as of December 31, 1997 and take into account the current expense reimbursement arrangement with Travelers. Travelers has agreed to reimburse the Portfolio for the amount by which the aggregate expenses (including management, but excluding brokerage commissions, interest charges and taxes) exceeds .15%. Without such arrangement, the Total Expenses for the Portfolio would have been as follows: 2.21% for Zero Coupon Bond Fund Series 1998; 1.80% for Zero Coupon Bond Fund Series 2000; 1.52% for Zero Coupon Bond Fund Series 2005.


Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Contract Owners.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no contract loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL, since the Company is not currently deducting such charges from Fund UL. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                        ILLUSTRATED WITH CURRENT CHARGES

Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-Smoker                                        Annual Premium: $1,895.63

        TOTAL
       PREMIUMS         DEATH BENEFIT              CASH VALUE          CASH SURRENDER VALUE
       WITH 5%    -------------------------  -----------------------  -----------------------
YEAR   INTEREST     0%       6%       12%      0%      6%      12%      0%      6%      12%
---------------------------------------------------------------------------------------------
1        1,990    150,000  150,000  150,000     887     967    1,046       0       0        0
2        4,080    150,000  150,000  150,000   1,734   1,949    2,174     661     863    1,075
3        6,275    150,000  150,000  150,000   2,536   2,943    3,388   1,523   1,905    2,324
4        8,579    150,000  150,000  150,000   3,727   4,398    5,160   2,749   3,380    4,096
5       10,998    150,000  150,000  150,000   4,863   5,881    7,083   3,925   4,882    6,012
6       13,539    150,000  150,000  150,000   5,951   7,403    9,182   5,055   6,420    8,093
7       16,206    150,000  150,000  150,000   6,989   8,961   11,474   6,139   7,993   10,475
8       19,007    150,000  150,000  150,000   7,973  10,555   13,977   7,172   9,664   13,086
9       21,947    150,000  150,000  150,000   8,899  12,183   16,712   8,149  11,398   15,927
10      25,035    150,000  150,000  150,000   9,752  13,829   19,692   9,075  13,152   19,015
15      42,950    150,000  150,000  150,000  12,989  22,501   39,544  12,989  22,501   39,544
20      65,815    150,000  150,000  150,000  13,390  31,006   71,334  13,390  31,006   71,334

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                      ILLUSTRATED WITH GUARANTEED CHARGES



Male, Issue Age 45                                           Face Amount: $150,000
Preferred, Non-Smoker                                        Annual Premium: $1,895.63



        TOTAL
       PREMIUMS          DEATH BENEFIT                 CASH VALUE            CASH SURRENDER VALUE
       WITH 5%    ---------------------------   ------------------------   ------------------------
YEAR   INTEREST     0%        6%        12%      0%       6%       12%      0%       6%       12%
---------------------------------------------------------------------------------------------------
1        1,990    150,000   150,000   150,000     647      719       791       0        0         0
2        4,080    150,000   150,000   150,000   1,231    1,415     1,609     188      361       543
3        6,275    150,000   150,000   150,000   1,748    2,083     2,452     782    1,097     1,444
4        8,579    150,000   150,000   150,000   2,625    3,162     3,778   1,713    2,218     2,797
5       10,998    150,000   150,000   150,000   3,423    4,224     5,177   2,571    3,324     4,220
6       13,539    150,000   150,000   150,000   4,135    5,258     6,650   3,348    4,404     5,713
7       16,206    150,000   150,000   150,000   4,750    6,255     8,194   4,035    5,449     7,272
8       19,007    150,000   150,000   150,000   5,259    7,200     9,807   4,621    6,446     8,916
9       21,947    150,000   150,000   150,000   5,650    8,079    11,486   5,095    7,378    10,701
10      25,035    150,000   150,000   150,000   5,912    8,877    13,230   5,449    8,236    12,553
15      42,950    150,000   150,000   150,000   4,982   11,191    22,981   4,982   11,191    22,981
20      65,815          0   150,000   150,000       0    8,450    34,295       0    8,450    34,295

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                        ILLUSTRATED WITH CURRENT CHARGES



Female, Issue Age 45                                                    Face Amount: $150,000
 Preferred, Non-Smoker                                              Annual Premium: $1,798.13



---------------------------------------------------------------------------------------------
        TOTAL
       PREMIUMS         DEATH BENEFIT              CASH VALUE          CASH SURRENDER VALUE
       WITH 5%    -------------------------  -----------------------  -----------------------
YEAR   INTEREST     0%       6%       12%      0%      6%      12%      0%      6%      12%
1        1,888    150,000  150,000  150,000     835     910      986       0       0        0
2        3,870    150,000  150,000  150,000   1,651   1,855    2,068     583     775      975
3        5,952    150,000  150,000  150,000   2,436   2,822    3,246   1,429   1,792    2,190
4        8,138    150,000  150,000  150,000   3,615   4,255    4,982   2,644   3,245    3,929
5       10,433    150,000  150,000  150,000   4,746   5,722    6,872   3,815   4,732    5,813
6       12,842    150,000  150,000  150,000   5,833   7,230    8,939   4,945   6,258    7,864
7       15,372    150,000  150,000  150,000   6,891   8,795   11,215   6,047   7,837   10,245
8       18,029    150,000  150,000  150,000   7,915  10,416   13,720   7,118   9,554   12,858
9       20,819    150,000  150,000  150,000   8,898  12,089   16,475   8,148  11,334   15,720
10      23,748    150,000  150,000  150,000   9,823  13,798   19,487   9,176  13,151   18,840
15      40,741    150,000  150,000  150,000  13,649  23,062   39,757  13,649  23,062   39,757
20      62,430    150,000  150,000  150,000  15,702  33,370   72,960  15,702  33,370   72,960

                                     INVEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION

                      ILLUSTRATED WITH GUARANTEED CHARGES



Female, Issue Age 45                                                     Face Amount: $150,000
 Preferred, Non-Smoker                                               Annual Premium: $1,798.13



----------------------------------------------------------------------------------------------
        TOTAL
       PREMIUMS         DEATH BENEFIT               CASH VALUE          CASH SURRENDER VALUE
       WITH 5%    --------------------------  -----------------------  -----------------------
YEAR   INTEREST     0%        6%       12%     0%       6%      12%     0%       6%      12%
1        1,888    150,000   150,000  150,000    712      783      854      0        0        0
2        3,870    150,000   150,000  150,000  1,379    1,566    1,763    327      503      688
3        5,952    150,000   150,000  150,000  2,000    2,348    2,730  1,019    1,346    1,705
4        8,138    150,000   150,000  150,000  3,001    3,568    4,214  2,066    2,599    3,207
5       10,433    150,000   150,000  150,000  3,945    4,801    5,814  3,062    3,866    4,819
6       12,842    150,000   150,000  150,000  4,830    6,045    7,537  4,002    5,144    6,546
7       15,372    150,000   150,000  150,000  5,654    7,297    9,396  4,884    6,429    8,426
8       18,029    150,000   150,000  150,000  6,409    8,551   11,399  5,702    7,715   10,537
9       20,819    150,000   150,000  150,000  7,092    9,803   13,558  6,450    9,048   12,803
10      23,748    150,000   150,000  150,000  7,703   11,053   15,892  7,133   10,406   15,245
15      40,741    150,000   150,000  150,000  9,706   17,297   31,041  9,706   17,297   31,041
20      62,430    150,000   150,000  150,000  9,278   22,903   54,651  9,278   22,903   54,651

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (PER THOUSAND OF STATED AMOUNT)

AGE   MALE    FEMALE
---   ----    ------
 0     2.80    2.42
 1     2.69    2.47
 2     2.59    2.48
 3     2.58    2.47
 4     2.58    2.47
 5     2.58    2.47
 6     2.58    2.47
 7     2.60    2.49
 8     2.62    2.52
 9     2.66    2.56
10     2.72    2.62
11     2.80    2.68
12     2.89    2.76
13     3.01    2.84
14     3.13    2.94
15     3.25    3.04
16     3.38    3.16
17     3.51    3.28
18     3.62    3.40
19     3.72    3.47
20     3.81    3.53
21     3.90    3.60
22     3.98    3.67
23     4.05    3.73
24     4.08    3.71
25     4.13    3.76
26     4.30    3.93
27     4.45    4.09
28     4.61    4.26
29     4.76    4.41
30     4.92    4.60
31     5.12    4.80
32     5.32    5.02
33     5.52    5.22
34     5.74    5.46
35     5.98    5.71
36     6.33    6.01
37     6.66    6.31
38     7.01    6.64
39     7.34    6.97
40     7.69    7.34
41     8.17    7.75
42     8.66    8.18
43     9.14    8.62
44     9.63    9.11
45    10.11    9.59
46    10.79   10.13
47    11.47   10.70

AGE   MALE    FEMALE
---   ----    ------
48    12.15   11.29
49    12.83   11.89
50    13.51   12.51
51    14.42   13.18
52    15.34   13.86
53    16.24   14.53
54    17.16   15.29
55    18.07   16.10
56    19.43   17.11
57    20.79   18.20
58    22.16   19.35
59    23.52   20.51
60    24.88   21.68
61    27.11   22.98
62    29.34   24.27
63    31.57   25.59
64    33.80   27.01
65    36.03   28.57
66    38.86   30.12
67    41.70   31.63
68    44.52   33.29
69    47.36   35.39
70    49.76   37.75
71    54.39   40.67
72    59.04   44.16
73    63.71   48.15
74    68.41   52.54
75    72.60   57.27
76    80.21   62.20
77    87.34   67.37
78    94.52   73.00
79    101.76  79.30
80    109.06  86.49
81    120.34  94.56
82    131.76  103.39
83    143.32  112.96
84    155.03  123.28
85    166.88  138.49
86    170.39  149.27
87    177.17  159.84
88    191.28  171.55
89    208.18  185.73
90    241.15  203.75
91    254.21  225.63
92    282.60  250.53
93    314.35  278.47
94    349.51  309.50

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (FIRST YEAR)

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       2.04       1.84        1.63
  1       2.04       1.84        1.63
  2       2.04       1.84        1.63
  3       2.04       1.84        1.63
  4       2.04       1.84        1.63
  5       2.19       1.97        1.75
  6       2.19       1.97        1.75
  7       2.21       1.99        1.77
  8       2.23       2.01        1.78
  9       2.26       2.03        1.81
 10       2.39       2.15        1.91
 11       2.46       2.21        1.97
 12       2.54       2.29        2.03
 13       2.65       2.39        2.12
 14       2.75       2.48        2.20
 15       2.76       2.48        2.21
 16       2.77       2.49        2.22
 17       2.79       2.51        2.23
 18       2.82       2.54        2.26
 19       2.90       2.61        2.32
 20       2.86       2.57        2.29
 21       2.93       2.64        2.34
 22       2.99       2.69        2.39
 23       3.04       2.74        2.43
 24       3.06       2.75        2.45
 25       3.08       2.77        2.46
 26       3.14       2.83        2.51
 27       3.25       2.93        2.60
 28       3.37       3.03        2.70
 29       3.47       3.12        2.78
 30       3.49       3.14        2.79
 31       3.64       3.28        2.91
 32       3.78       3.40        3.02

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 33       3.92       3.53        3.14
 34       4.08       3.67        3.26
 35       4.19       3.77        3.35
 36       4.43       3.99        3.54
 37       4.66       4.19        3.73
 38       4.91       4.42        3.93
 39       5.14       4.63        4.11
 40       5.69       5.12        4.55
 41       6.05       5.45        4.84
 42       6.41       5.77        5.13
 43       6.76       6.08        5.41
 44       7.13       6.42        5.70
 45       7.18       6.46        5.74
 46       7.66       6.89        6.13
 47       8.14       7.33        6.51
 48       8.63       7.77        6.90
 49       9.11       8.20        7.29
 50      10.00       9.00        8.00
 51      10.67       9.60        8.54
 52      11.35      10.22        9.08
 53      12.02      10.82        9.62
 54      12.70      11.43       10.16
 55      13.01      11.71       10.41
 56      13.99      12.59       11.19
 57      14.97      13.47       11.98
 58      15.96      14.36       12.77
 59      16.93      15.24       13.54
 60      17.91      16.12       14.33
 61      19.52      17.57       15.62
 62      21.12      19.01       16.90
 63      22.73      20.46       18.18
 64      24.34      21.91       19.47
 65+     25.40      22.86       20.32

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            SALES CHARGE COMPONENT*
                                  (FIRST YEAR)


                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       0.41       0.37        0.33
  1       0.41       0.37        0.33
  2       0.41       0.37        0.33
  3       0.41       0.37        0.33
  4       0.41       0.37        0.33
  5       0.44       0.39        0.35
  6       0.44       0.39        0.35
  7       0.44       0.40        0.35
  8       0.45       0.40        0.36
  9       0.45       0.41        0.36
 10       0.48       0.43        0.38
 11       0.49       0.44        0.39
 12       0.51       0.46        0.41
 13       0.53       0.48        0.42
 14       0.55       0.50        0.44
 15       0.55       0.50        0.44
 16       0.55       0.50        0.44
 17       0.56       0.50        0.45
 18       0.56       0.51        0.45
 19       0.58       0.52        0.46
 20       0.57       0.51        0.46
 21       0.59       0.53        0.47
 22       0.60       0.54        0.48
 23       0.61       0.55        0.49
 24       0.61       0.55        0.49
 25       0.62       0.54        0.48
 26       0.63       0.57        0.50
 27       0.65       0.59        0.52
 28       0.67       0.61        0.54
 29       0.69       0.62        0.56
 30       0.70       0.63        0.56
 31       0.73       0.66        0.58
 32       0.76       0.68        0.60


                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 33       0.78       0.71        0.63
 34       0.82       0.73        0.65
 35       0.84       0.75        0.67
 36       0.89       0.80        0.71
 37       0.93       0.84        0.75
 38       0.98       0.88        0.79
 39       1.03       0.93        0.82
 40       1.14       1.02        0.91
 41       1.21       1.09        0.97
 42       1.28       1.15        1.03
 43       1.35       1.22        1.08
 44       1.43       1.28        1.14
 45       1.44       1.29        1.15
 46       1.53       1.38        1.23
 47       1.63       1.47        1.30
 48       1.73       1.55        1.38
 49       1.82       1.64        1.46
 50       2.00       1.80        1.60
 51       2.13       1.92        1.71
 52       2.27       2.04        1.82
 53       2.40       2.16        1.92
 54       2.54       2.29        2.03
 55       2.60       2.34        2.08
 56       2.80       2.52        2.24
 57       2.99       2.69        2.40
 58       3.19       2.87        2.55
 59       3.39       3.05        2.71
 60       3.58       3.22        2.87
 61       3.90       3.51        3.12
 62       4.22       3.80        3.38
 63       4.55       4.09        3.64
 64       4.87       4.38        3.89
 65+      5.08       4.57        4.06

* This is the sales charge portion of the Per Thousand of Stated Amount Surrender Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        ADMINISTRATIVE CHARGE COMPONENT*
                                  (FIRST YEAR)

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       1.63       1.47        1.30
  1       1.63       1.47        1.30
  2       1.63       1.47        1.30
  3       1.63       1.47        1.30
  4       1.63       1.47        1.30
  5       1.75       1.58        1.40
  6       1.75       1.58        1.40
  7       1.77       1.59        1.42
  8       1.78       1.61        1.42
  9       1.81       1.62        1.45
 10       1.91       1.72        1.53
 11       1.97       1.77        1.58
 12       2.03       1.83        1.62
 13       2.12       1.91        1.70
 14       2.20       1.98        1.76
 15       2.21       1.98        1.77
 16       2.22       1.99        1.78
 17       2.23       2.01        1.78
 18       2.26       2.03        1.81
 19       2.32       2.09        1.86
 20       2.29       2.06        1.83
 21       2.34       2.11        1.87
 22       2.39       2.15        1.91
 23       2.43       2.19        1.94
 24       2.45       2.20        1.96
 25       2.46       2.17        1.93
 26       2.51       2.26        2.01
 27       2.60       2.34        2.08
 28       2.70       2.42        2.16
 29       2.78       2.50        2.22
 30       2.79       2.51        2.23
 31       2.91       2.62        2.33
 32       3.02       2.72        2.42
 33       3.14       2.82        2.51
 34       3.26       2.94        2.61
 35       3.35       3.02        2.68
 36       3.54       3.19        2.83

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 37       3.73       3.35        2.98
 38       3.93       3.54        3.14
 39       4.11       3.70        3.29
 40       4.55       4.10        3.64
 41       4.84       4.36        3.87
 42       5.13       4.62        4.10
 43       5.41       4.86        4.33
 44       5.70       5.14        4.56
 45       5.74       5.17        4.59
 46       6.13       5.51        4.90
 47       6.51       5.86        5.21
 48       6.90       6.22        5.52
 49       7.29       6.56        5.83
 50       8.00       7.20        6.40
 51       8.54       7.68        6.83
 52       9.08       8.18        7.26
 53       9.62       8.66        7.70
 54      10.16       9.14        8.13
 55      10.41       9.37        8.33
 56      11.19      10.07        8.95
 57      11.98      10.78        9.58
 58      12.77      11.49       10.22
 59      13.54      12.19       10.83
 60      14.33      12.90       11.46
 61      15.62      14.06       12.50
 62      16.90      15.21       13.52
 63      18.18      16.37       14.54
 64      19.47      17.53       15.58
 65+     20.32      18.29       16.26

* This is the administrative portion of the Per Thousand of Stated Amount Surrender Charge. It equals 80% of the charge shown in Appendix B.

                                   APPENDIX C
                         MONTHLY ADMINISTRATIVE CHARGE
                        (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       0.16       0.08        0.00
  1       0.16       0.08        0.00
  2       0.16       0.08        0.00
  3       0.16       0.08        0.00
  4       0.16       0.08        0.00
  5       0.16       0.08        0.00
  6       0.16       0.08        0.00
  7       0.16       0.08        0.00
  8       0.16       0.08        0.00
  9       0.16       0.08        0.00
 10       0.16       0.08        0.00
 11       0.16       0.08        0.00
 12       0.16       0.08        0.00
 13       0.16       0.08        0.00
 14       0.16       0.08        0.00
 15       0.16       0.08        0.00
 16       0.16       0.08        0.00
 17       0.16       0.08        0.00
 18       0.16       0.08        0.00
 19       0.16       0.08        0.00
 20       0.16       0.08        0.00
 21       0.16       0.08        0.00
 22       0.16       0.08        0.00
 23       0.16       0.08        0.00
 24       0.16       0.08        0.00
 25       0.16       0.08        0.00
 26       0.16       0.09        0.00
 27       0.17       0.09        0.00
 28       0.17       0.09        0.00
 29       0.18       0.09        0.00
 30       0.18       0.09        0.00
 31       0.18       0.09        0.00
 32       0.18       0.09        0.00

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 33       0.19       0.09        0.00
 34       0.19       0.09        0.00
 35       0.19       0.09        0.00
 36       0.20       0.09        0.00
 37       0.21       0.10        0.00
 38       0.22       0.10        0.00
 39       0.23       0.10        0.00
 40       0.23       0.10        0.00
 41       0.24       0.10        0.00
 42       0.24       0.10        0.00
 43       0.24       0.10        0.00
 44       0.24       0.10        0.00
 45       0.24       0.10        0.00
 46       0.25       0.11        0.00
 47       0.26       0.11        0.00
 48       0.27       0.11        0.00
 49       0.28       0.11        0.00
 50       0.29       0.15        0.00
 51       0.30       0.15        0.00
 52       0.32       0.15        0.00
 53       0.33       0.15        0.00
 54       0.34       0.15        0.00
 55       0.35       0.15        0.00
 56       0.35       0.15        0.00
 57       0.35       0.15        0.00
 58       0.36       0.15        0.00
 59       0.36       0.15        0.00
 60       0.36       0.15        0.00
 61       0.38       0.15        0.00
 62       0.38       0.15        0.00
 63       0.38       0.15        0.00
 64       0.39       0.15        0.00
65+       0.39       0.15        0.00

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

ASSETS:
   Investments in eligible funds at market value:
     Managed Assets Trust, 114,804 shares (cost $1,761,500) ...........................     $ 2,026,296
     High Yield Bond Trust, 24,382 shares (cost $215,673) .............................         241,137
     Capital Appreciation Fund, 120,351 shares (cost $4,644,550) ......................       5,574,661
     Cash Income Trust, 3,347,375 shares (cost $3,347,375) ............................       3,347,375
     The Travelers Series Trust, 496,993 shares (cost $5,181,966) .....................       5,328,832
     Templeton Variable Products Series Fund, 529,432 shares (cost $10,458,089) .......      11,591,894
     Fidelity's Variable Insurance Products Fund, 840,173 shares (cost $17,653,628) ...      21,041,079
     Fidelity's Variable Insurance Products Fund II, 243,515 shares (cost $3,671,170) .       4,385,702
     Dreyfus Stock Index Fund, 127,138 shares (cost $2,750,538) .......................       3,273,804
     American Odyssey Funds, Inc., 38,833 shares (cost $533,298) ......................         554,406
     Travelers Series Fund Inc., 345,419 shares (cost $4,982,688)  ....................       5,843,986
     Greenwich Street Series Fund, 44,121 shares (cost $689,440) ......................         777,407
                                                                                            -----------
         Total Investments (cost $55,889,915)  ........................................                        $63,986,579

   Receivables:
     Dividends ........................................................................                             74,450
     Premium payments and transfers from other Travelers accounts .....................                             18,755
   Other assets .......................................................................                                  4
                                                                                                               -----------

         Total Assets .................................................................                         64,079,788
                                                                                                               -----------

LIABILITIES:
   Payable for contract surrenders and transfers to other Travelers accounts ..........                             18,479
   Accrued liabilities ................................................................                              3,136
                                                                                                               -----------

         Total Liabilities ............................................................                             21,615
                                                                                                               -----------

NET ASSETS: ...........................................................................                        $64,058,173
                                                                                                               ===========


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


INVESTMENT INCOME:
   Dividends ..........................................................................                        $ 2,833,924

EXPENSES:
   Insurance charges ..................................................................     $   363,873
   Administrative charges .............................................................          22,481
                                                                                            -----------
     Total expenses ...................................................................                            386,354
                                                                                                               -----------
       Net investment income ..........................................................                          2,447,570
                                                                                                               -----------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
    INVESTMENTS:
   Realized gain from investment transactions:
     Proceeds from investments sold ...................................................      14,840,064
     Cost of investments sold .........................................................      13,389,728
                                                                                            -----------
       Net realized gain ..............................................................                          1,450,336
   Change in unrealized gain on investments:
     Unrealized gain at December 31, 1996 .............................................       3,488,881
     Unrealized gain at December 31, 1997 .............................................       8,096,664
                                                                                            -----------
       Net change in unrealized gain for the year .....................................                          4,607,783
                                                                                                               -----------
         Net realized gain and change in unrealized gain ..............................                          6,058,119
                                                                                                               -----------
   Net increase in net assets resulting from operations ...............................                        $ 8,505,689
                                                                                                               ===========


                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                            1997              1996
                                                                        ------------      ------------
OPERATIONS:
   Net investment income ...........................................    $  2,447,570      $  1,858,620
   Net realized gain from investment transactions ..................       1,450,336           532,275
   Net change in unrealized gain on investments ....................        4,607,783         1,534,477
                                                                        ------------      ------------

     Net increase in net assets resulting from operations ..........       8,505,689         3,925,372
                                                                        ------------      ------------

UNIT TRANSACTIONS:
   Participant premium payments
     (applicable to 12,005,909 and 15,169,725 units, respectively)..      19,096,022        21,543,041
   Participant transfers from other Travelers accounts
     (applicable to 8,679,346 and 10,670,706 units, respectively) ..      13,453,685        14,576,672
   Contract surrenders
     (applicable to 3,304,273 and 3,002,978 units, respectively) ...      (5,554,224)       (4,214,910)
   Participant transfers to other Travelers accounts
     (applicable to 9,048,261 and 9,824,019 units, respectively) ...     (13,733,134)      (14,195,827)
   Other payments to participants
     (applicable to 23,301 units) ..................................        (33,914)               --
                                                                        ------------      ------------

       Net increase in net assets resulting from unit transactions        13,228,435        17,708,976
                                                                        ------------      ------------

         Net increase in net assets ................................      21,734,124        21,634,348

NET ASSETS:
   Beginning of year ...............................................      42,324,049        20,689,701
                                                                        ------------      ------------

   End of year .....................................................    $ 64,058,173      $ 42,324,049
                                                                        ============      ============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $3,401,482 at December 31, 1997.

Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1997, the eligible funds available under Fund UL are: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Cash Income Trust; U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 1998, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Income and Growth Portfolio, Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (formerly Smith Barney Series Fund) (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

Effective July 12, 1995, the following funds were no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Short-Term Bond Fund of American Odyssey Funds, Inc.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $31,020,647 and $14,840,064, respectively, for the year ended December 31, 1997. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $55,889,915 at December 31, 1997. Gross unrealized appreciation for all investments at December 31, 1997 was $8,108,762. Gross unrealized depreciation for all investments at December 31, 1997 was $12,098.

3.  CONTRACT CHARGES

Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts, MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife had not yet been received), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1997. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval for Enhanced MarketLife has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $131,429 and $106,276 in satisfaction of such contingent surrender charges for the years ended December 31, 1997 and 1996, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
MANAGED ASSETS TRUST
     Price I .................................              631,186          $2.690          $ 1,697,949
     Price II ................................              122,866           2.671              328,128
HIGH YIELD BOND TRUST
     Price I .................................               96,477           2.515              242,606
CAPITAL APPRECIATION FUND
     Price I .................................              969,080           2.711            2,627,169
     Price II ................................            1,095,887           2.691            2,949,431
CASH INCOME TRUST
     Price I .................................              160,685           1.551              249,254
     Price II ................................            2,016,280           1.540            3,105,001
THE TRAVELERS SERIES TRUST
  U.S. Government Securities Portfolio
     Price I .................................              138,133           1.300              179,581
     Price II ................................            1,042,966           1.291            1,346,102
  Utilities Portfolio
     Price I .................................               70,674           1.697              119,954
     Price II ................................               34,592           1.685               58,288
  Zero Coupon Bond Fund Portfolio Series 1998
     Price I .................................            1,000,000           1.116            1,115,894
     Price II ................................                8,353           1.108                9,259
  Zero Coupon Bond Fund Portfolio Series 2000
     Price I .................................            1,001,379           1.121            1,122,297
     Price II ................................               36,677           1.113               40,831
  Zero Coupon Bond Fund Portfolio Series 2005
     Price I .................................            1,041,763           1.165            1,213,483
     Price II ................................              105,916           1.157              122,553

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
TEMPLETON VARIABLE PRODUCTS SERIES FUND
  Templeton Bond Fund
     Price I .................................              147,319          $1.192          $   175,618
     Price II ................................              264,591           1.183              313,140
  Templeton Stock Fund
     Price I .................................            2,837,594           1.617            4,589,102
     Price II ................................            1,578,248           1.606            2,533,963
  Templeton Asset Allocation Fund
     Price I .................................            1,820,911           1.565            2,848,947
     Price II ................................              728,294           1.553            1,131,223
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND
  High Income Portfolio
     Price I .................................              975,103           1.515            1,477,604
     Price II ................................            1,292,867           1.504            1,944,960
  Growth Portfolio
     Price I .................................            3,005,309           1.839            5,526,710
     Price II ................................            2,264,973           1.826            4,135,061
  Equity-Income Portfolio
     Price I .................................            2,311,361           1.981            4,578,953
     Price II ................................            1,719,857           1.967            3,382,482
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II
  Asset Manager Portfolio
     Price I .................................            2,569,808           1.460            3,751,635
     Price II ................................              437,656           1.449              634,303
DREYFUS STOCK INDEX FUND
     Price I .................................              501,723           2.203            1,105,221
     Price II ................................            1,019,666           2.187            2,229,952
AMERICAN ODYSSEY FUNDS, INC.
  American Odyssey Core Equity Fund
     Price I .................................               29,927           2.218               66,390
  American Odyssey Emerging Opportunities Fund
     Price I .................................              197,206           1.459              287,685
  American Odyssey International Equity Fund
     Price I .................................               82,883           1.408              116,698
  American Odyssey Long-Term Bond Fund
     Price I .................................               63,209           1.366               86,321
  American Odyssey Intermediate-Term Bond Fund
     Price I .................................                1,145           1.166                1,335
  American Odyssey Short-Term Bond Fund
     Price I .................................                2,753           1.208                3,325

                                                                         DECEMBER 31, 1997
                                                       -------------------------------------------------
                                                                              UNIT               NET
                                                             UNITS            VALUE             ASSETS
                                                             -----            -----             ------
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
     Price I .................................              235,405          $1.721          $   405,056
     Price II ................................            1,234,462           1.708            2,109,030
  Smith Barney Income and Growth Portfolio
     Price I .................................               36,024           1.600               57,637
     Price II ................................              424,342           1.589              674,488
  Smith Barney High Income Portfolio
     Price I .................................               28,586           1.264               36,130
     Price II ................................              358,300           1.256              450,194
  MFS Total Return Portfolio
     Price I .................................              142,872           1.490              212,943
     Price II ................................              437,292           1.480              647,206
  AIM Capital Appreciation Portfolio
     Price I .................................              116,099           1.183              137,359
     Price II ................................              936,917           1.177            1,102,352
GREENWICH STREET SERIES FUND
  Total Return Portfolio
     Price I .................................               37,563           1.499               56,308
     Price II ................................              484,110           1.489              721,062
                                                                                             -----------

Net Contract Owners' Equity ..................                                               $64,058,173
                                                                                             ===========

5. STATEMENT OF INVESTMENTS

INVESTMENT OPTIONS                                                         NO. OF             MARKET
                                                                           SHARES             VALUE
                                                                         -----------       -----------
   MANAGED ASSETS TRUST (3.2%)
       Total (Cost $1,761,500)                                               114,804       $ 2,026,296
                                                                         -----------       -----------
   HIGH YIELD BOND TRUST (0.4%)
       Total (Cost $215,673)                                                  24,382           241,137
                                                                         -----------       -----------
   CAPITAL APPRECIATION FUND (8.7%)
       Total (Cost $4,644,550)                                               120,351         5,574,661
                                                                         -----------       -----------
   CASH INCOME TRUST (5.2%)
       Total (Cost $3,347,375)                                             3,347,375         3,347,375
                                                                         -----------       -----------
   THE TRAVELERS SERIES TRUST (8.3%)
     U.S. Government Securities Portfolio (Cost $1,479,742)                  130,966         1,525,755
     Utilities Portfolio (Cost $148,527)                                      11,683           178,638
     Zero Coupon Bond Fund Portfolio Series 1998 (Cost $1,122,796)           112,182         1,125,190
     Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,155,180)           115,279         1,163,167
     Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,275,721)           126,883         1,336,082
                                                                         -----------       -----------
       Total (Cost $5,181,966)                                               496,993         5,328,832
                                                                         -----------       -----------
   TEMPLETON VARIABLE PRODUCTS SERIES FUND (18.1%)
     Templeton Bond Fund (Cost $482,060)                                      44,193           488,780
     Templeton Stock Fund (Cost $6,583,386)                                  307,149         7,122,795
     Templeton Asset Allocation Fund (Cost $3,392,643)                       178,090         3,980,319
                                                                         -----------       -----------
       Total (Cost $10,458,089)                                              529,432        11,591,894
                                                                         -----------       -----------
   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (32.9%)
     High Income Portfolio (Cost $3,052,156)                                 252,034         3,422,625
     Growth Portfolio (Cost $7,968,559)                                      260,407         9,661,116
     Equity-Income Portfolio (Cost $6,632,913)                               327,732         7,957,338
                                                                         -----------       -----------
       Total (Cost $17,653,628)                                              840,173        21,041,079
                                                                         -----------       -----------
   FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (6.9%)
     Asset Manager Portfolio
       Total (Cost $3,671,170)                                               243,515         4,385,702
                                                                         -----------       -----------
   DREYFUS STOCK INDEX FUND (5.1%)
       Total (Cost $2,750,538)                                               127,138         3,273,804
                                                                         -----------       -----------
   AMERICAN ODYSSEY FUNDS, INC. (0.9%)
     American Odyssey Core Equity Fund (Cost $46,111)                          3,292            65,611
     American Odyssey Emerging Opportunities Fund (Cost $299,735)             20,076           287,690
     American Odyssey International Equity Fund (Cost $102,480)                7,425           114,942
     American Odyssey Long-Term Bond Fund (Cost $80,495)                       7,611            81,739
     American Odyssey Intermediate-Term Bond Fund (Cost $1,286)                  123             1,264
     American Odyssey Short-Term Bond Fund (Cost $3,191)                         306             3,160
                                                                         -----------       -----------
       Total (Cost $533,298)                                                  38,833           554,406
                                                                         -----------       -----------
   TRAVELERS SERIES FUND INC. (9.1%)
     Alliance Growth Portfolio (Cost $1,966,130)                             116,421         2,520,506
     Smith Barney Income and Growth Portfolio (Cost $651,344)                 38,393           732,153
     Smith Barney High Income Portfolio (Cost $469,336)                       36,079           486,347
     MFS Total Return Portfolio (Cost $744,214)                               53,896           860,188
     AIM Capital Appreciation Portfolio (Cost $1,151,664)                    100,630         1,244,792
                                                                         -----------       -----------
       Total (Cost $4,982,688)                                               345,419         5,843,986
                                                                         -----------       -----------
   GREENWICH STREET SERIES FUND (1.2%)
     Total Return Portfolio
       Total (Cost $689,440)                                                  44,121           777,407
                                                                         -----------       -----------
TOTAL INVESTMENT OPTIONS (100%)
   (COST $55,889,915)                                                                      $63,986,579
                                                                                           ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  MANAGED ASSETS TRUST                  HIGH YIELD BOND TRUST
                                                              ------------------------------        --------------------------
                                                                 1997               1996              1997             1996
                                                              -----------        -----------        ---------        ---------
INVESTMENT INCOME:
Dividends .............................................       $    56,368        $   212,189        $     151        $  58,484
                                                              -----------        -----------        ---------        ---------
EXPENSES:
Insurance charges .....................................            11,874              9,244            1,465            1,710
Administrative charges ................................               339                266               --               --
                                                              -----------        -----------        ---------        ---------
      Net investment income (loss) ....................            44,155            202,679           (1,314)          56,774
                                                              -----------        -----------        ---------        ---------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           374,254            398,836          234,846          266,166
    Cost of investments sold ..........................           292,317            355,102          225,775          261,596
                                                              -----------        -----------        ---------        ---------
      Net realized gain (loss) ........................            81,937             43,734            9,071            4,570
                                                              -----------        -----------        ---------        ---------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........            49,154            113,258           (2,411)          16,476
    Unrealized gain (loss) end of year ................           264,796             49,154           25,465           (2,411)
                                                              -----------        -----------        ---------        ---------
      Net change in unrealized gain (loss) for the year           215,642            (64,104)          27,876          (18,887)
                                                              -----------        -----------        ---------        ---------
Net increase (decrease) in net assets
      resulting from operations .......................           341,734            182,309           35,633           42,457
                                                              -----------        -----------        ---------        ---------

UNIT TRANSACTIONS:
Participant premium payments ..........................           427,367            385,858           34,411           59,862
Participant transfers from other Travelers accounts ...           132,340            446,005           93,271          210,756
Contract surrenders ...................................          (269,781)          (197,168)        (143,838)         (49,202)
Participant transfers to other Travelers accounts .....          (253,757)          (363,218)         (98,507)        (225,122)
Other payments to participants ........................                --                 --               --               --
                                                              -----------        -----------        ---------        ---------
    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            36,169            271,477         (114,663)          (3,706)
                                                              -----------        -----------        ---------        ---------
      Net increase (decrease) in net assets ...........           377,903            453,786          (79,030)          38,751

NET ASSETS:
    Beginning of year .................................         1,648,174          1,194,388          321,636          282,885
                                                              -----------        -----------        ---------        ---------
    End of year .......................................       $ 2,026,077        $ 1,648,174        $ 242,606        $ 321,636
                                                              ===========        ===========        =========        =========


                                                                 CAPITAL APPRECIATION FUND
                                                              ------------------------------
                                                                 1997               1996
                                                              -----------        -----------
INVESTMENT INCOME:
Dividends .............................................       $        36        $   326,576
                                                              -----------        -----------

EXPENSES:
Insurance charges .....................................            30,965             12,964
Administrative charges ................................             2,084                456
                                                              -----------        -----------
      Net investment income (loss) ....................           (33,013)           313,156
                                                              -----------        -----------
REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           839,367            141,019
    Cost of investments sold ..........................           553,249             97,726
                                                              -----------        -----------
      Net realized gain (loss) ........................           286,118             43,293
                                                              -----------        -----------
Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........           276,095            177,890
    Unrealized gain (loss) end of year ................           930,111            276,095
                                                              -----------        -----------
      Net change in unrealized gain (loss) for the year           654,016             98,205
                                                              -----------        -----------
Net increase (decrease) in net assets
      resulting from operations .......................           907,121            454,654
                                                              -----------        -----------

UNIT TRANSACTIONS:
Participant premium payments ..........................         1,371,774            845,776
Participant transfers from other Travelers accounts ...         1,068,760          1,273,217
Contract surrenders ...................................          (577,590)          (250,675)
Participant transfers to other Travelers accounts .....          (560,317)          (124,142)
Other payments to participants ........................              (651)                --
                                                              -----------        -----------
    Net increase (decrease) in net assets resulting
      from unit transactions ..........................         1,301,976          1,744,176
                                                              -----------        -----------
      Net increase (decrease) in net assets ...........         2,209,097          2,198,830

NET ASSETS:
    Beginning of year .................................         3,367,503          1,168,673
                                                              -----------        -----------
    End of year .......................................       $ 5,576,600        $ 3,367,503
                                                              ===========        ===========

                                                                                                       ZERO COUPON BOND
                                        U.S. GOVERNMENT                                                 FUND PORTFOLIO
      CASH INCOME TRUST               SECURITIES PORTFOLIO           UTILITIES PORTFOLIO                  SERIES 1998
-----------------------------      --------------------------      ------------------------      ----------------------------
    1997              1996             1997           1996           1997           1996             1997             1996
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
$   148,941      $     90,366      $    71,639      $  58,279      $     234      $  13,790      $    60,738      $    67,102
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

     23,201            15,944            7,196          1,660            947            688            6,579            6,251
      2,570             1,351              781            100             44             23               10                6
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
    123,170            73,071           63,662         56,519           (757)        13,079           54,149           60,845
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


  7,080,626         6,855,752          579,692         45,082         33,131         42,674           22,224            6,286
  7,080,626         6,855,752          605,967         43,606         31,964         37,280           21,753            6,135
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

         --                --          (26,275)         1,476          1,167          5,394              471              151
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


         --                --          (33,195)        19,739         (3,421)         7,329           (1,641)          24,969
         --                --           46,013        (33,195)        30,111         (3,421)           2,394           (1,641)
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

         --                --           79,208        (52,934)        33,532        (10,750)           4,035          (26,610)
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------


    123,170            73,071          116,595          5,061         33,942          7,723           58,655           34,386
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

  6,413,938        11,879,168          555,591         92,662         47,754         79,509              634               --
  3,079,011         1,603,195          723,123        513,975          1,654         25,144            8,679           15,174
   (365,525)       (1,023,100)         (92,796)       (32,101)       (28,432)       (16,313)            (454)            (203)
 (8,668,083)      (11,441,681)        (503,445)       (20,458)       (10,100)       (33,120)         (15,356)              --
         --                --               --             --             --             --               --               --
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

    459,341         1,017,582          682,473        554,078         10,876         55,220           (6,497)          14,971
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------

    582,511         1,090,653          799,068        559,139         44,818         62,943           52,158           49,357

  2,771,744         1,681,091          726,615        167,476        133,424         70,481        1,072,995        1,023,638
-----------      ------------      -----------      ---------      ---------      ---------      -----------      -----------
$ 3,354,255      $  2,771,744      $ 1,525,683      $ 726,615      $ 178,242      $ 133,424      $ 1,125,153      $ 1,072,995
===========      ============      ===========      =========      =========      =========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                                   ZERO COUPON BOND                   ZERO COUPON BOND
                                                                    FUND PORTFOLIO                     FUND PORTFOLIO
                                                                      SERIES 2000                        SERIES 2005
                                                                 1997             1996              1997              1996
                                                                 ----             ----              ----              ----
INVESTMENT INCOME:
Dividends .............................................      $    63,813       $    63,651       $    71,682       $    66,990
                                                             -----------       -----------       -----------       -----------

EXPENSES:
Insurance charges .....................................            6,564             6,171             7,294             6,538
Administrative charges ................................               13                 2                63                26
                                                             -----------       -----------       -----------       -----------
      Net investment income (loss) ....................           57,236            57,478            64,325            60,426
                                                             -----------       -----------       -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................           13,930             6,328            67,978            22,857
    Cost of investments sold ..........................           13,566             6,227            67,394            23,410
                                                             -----------       -----------       -----------       -----------

      Net realized gain (loss) ........................              364               101               584              (553)
                                                             -----------       -----------       -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........           (4,359)           30,962            (2,241)           47,983
    Unrealized gain (loss) end of year ................            7,987            (4,359)           60,360            (2,241)
                                                             -----------       -----------       -----------       -----------

      Net change in unrealized gain (loss) for the year           12,346           (35,321)           62,601           (50,224)
                                                             -----------       -----------       -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................           69,946            22,258           127,510             9,649
                                                             -----------       -----------       -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................            1,592             1,303            43,451             3,937
Participant transfers from other Travelers accounts ...           36,989             2,571            37,071           143,245
Contract surrenders ...................................             (877)             (275)           (3,931)           (1,804)
Participant transfers to other Travelers accounts .....              (16)               --           (57,627)          (15,098)
Other payments to participants ........................               --                --                --                --
                                                             -----------       -----------       -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................           37,688             3,599            18,964           130,280
                                                             -----------       -----------       -----------       -----------

      Net increase (decrease) in net assets ...........          107,634            25,857           146,474           139,929



NET ASSETS:
    Beginning of year .................................        1,055,494         1,029,637         1,189,562         1,049,633
                                                             -----------       -----------       -----------       -----------

    End of year .......................................      $ 1,163,128       $ 1,055,494       $ 1,336,036       $ 1,189,562
                                                             ===========       ===========       ===========       ===========





                                                               TEMPLETON BOND FUND
                                                                1997           1996
                                                                ----           ----
INVESTMENT INCOME:
Dividends .............................................      $  22,190       $  18,730
                                                             ---------       ---------

EXPENSES:
Insurance charges .....................................          2,586           1,415
Administrative charges ................................            201              68
                                                             ---------       ---------
      Net investment income (loss) ....................         19,403          17,247
                                                             ---------       ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................         43,392         155,886
    Cost of investments sold ..........................         43,183         160,115
                                                             ---------       ---------

      Net realized gain (loss) ........................            209          (4,229)
                                                             ---------       ---------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........         18,576          10,933
    Unrealized gain (loss) end of year ................          6,720          18,576
                                                             ---------       ---------

      Net change in unrealized gain (loss) for the year        (11,856)          7,643
                                                             ---------       ---------

Net increase (decrease) in net assets
      resulting from operations .......................          7,756          20,661
                                                             ---------       ---------



UNIT TRANSACTIONS:
Participant premium payments ..........................        121,519         129,705
Participant transfers from other Travelers accounts ...        123,156         140,133
Contract surrenders ...................................        (41,897)        (37,867)
Participant transfers to other Travelers accounts .....         (8,468)       (110,954)
Other payments to participants ........................         (4,899)             --
                                                             ---------       ---------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        189,411         121,017
                                                             ---------       ---------

      Net increase (decrease) in net assets ...........        197,167         141,678



NET ASSETS:
    Beginning of year .................................        291,591         149,913
                                                             ---------       ---------

    End of year .......................................      $ 488,758       $ 291,591
                                                             =========       =========

                                        TEMPLETON ASSET                   FIDELITY'S HIGH
    TEMPLETON STOCK FUND                ALLOCATION FUND                   INCOME PORTFOLIO            FIDELITY'S GROWTH PORTFOLIO
    1997             1996             1997             1996             1997             1996            1997             1996
    ----             ----             ----             ----             ----             ----            ----             ----
$   513,518      $   275,458      $   257,405      $   100,257      $   195,704      $    79,896      $   234,290      $   212,219
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


     42,347           22,487           23,292           13,519           20,332            8,457           53,174           28,119
      2,080              636              868              228            1,556              346            3,145            1,081
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    469,091          252,335          233,245           86,510          173,816           71,093          177,971          183,019
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




    795,451          427,910          299,373          251,298          906,455          394,532          775,032          290,824
    588,414          355,680          211,031          208,598          892,824          359,601          510,153          199,573
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    207,037           72,230           88,342           42,700           13,631           34,931          264,879           91,251
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    696,253          293,901          469,194          221,298          109,472           57,063          642,147          382,429
    539,409          696,253          587,676          469,194          370,469          109,472        1,692,557          642,147
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

   (156,844)         402,352          118,482          247,896          260,997           52,409        1,050,410          259,718
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    519,284          726,917          440,069          377,106          448,444          158,433        1,493,260          533,988
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




  1,839,867        1,321,382          735,199          644,082          686,634          527,622        2,092,960        2,089,604
  1,088,920        1,213,990          400,002          446,075          933,013        1,226,656        1,286,782        1,889,484
   (668,841)        (483,098)        (356,661)        (235,094)        (260,544)        (201,035)        (898,220)        (640,080)
   (563,883)        (282,267)        (100,309)        (144,347)        (718,621)        (172,976)        (494,401)        (317,899)
         --               --               --               --           (5,003)              --           (5,729)              --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


  1,696,063        1,770,007          678,231          710,716          635,479        1,380,267        1,981,392        3,021,109
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

  2,215,347        2,496,924        1,118,300        1,087,822        1,083,923        1,538,700        3,474,652        3,555,097




  4,907,718        2,410,794        2,861,870        1,774,048        2,338,641          799,941        6,187,119        2,632,022
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$ 7,123,065      $ 4,907,718      $ 3,980,170      $ 2,861,870      $ 3,422,564      $ 2,338,641      $ 9,661,771      $ 6,187,119
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

                                                                  FIDELITY'S EQUITY-                  FIDELITY'S ASSET
                                                                   INCOME PORTFOLIO                   MANAGER PORTFOLIO
                                                                 1997              1996             1997              1996
                                                                 ----              ----             ----              ----
INVESTMENT INCOME:
Dividends .............................................      $   551,315       $   109,635       $   414,291       $   159,369
                                                             -----------       -----------       -----------       -----------

EXPENSES:
Insurance charges .....................................           45,297            22,379            24,513            17,144
Administrative charges ................................            2,746               811               501               161
                                                             -----------       -----------       -----------       -----------
      Net investment income (loss) ....................          503,272            86,445           389,277           142,064
                                                             -----------       -----------       -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................        1,066,364           400,773           332,402           246,699
    Cost of investments sold ..........................          796,012           317,023           276,655           224,032
                                                             -----------       -----------       -----------       -----------

      Net realized gain (loss) ........................          270,352            83,750            55,747            22,667
                                                             -----------       -----------       -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........          555,918           260,001           454,097           244,927
    Unrealized gain (loss) end of year ................        1,324,425           555,918           714,532           454,097
                                                             -----------       -----------       -----------       -----------

      Net change in unrealized gain (loss) for the year          768,507           295,917           260,435           209,170
                                                             -----------       -----------       -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................        1,542,131           466,112           705,459           373,901
                                                             -----------       -----------       -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................        1,553,084         1,546,355           792,294           819,279
Participant transfers from other Travelers accounts ...        1,216,927         1,927,954           128,939           265,125
Contract surrenders ...................................         (715,570)         (479,487)         (414,673)         (311,604)
Participant transfers to other Travelers accounts .....         (767,826)         (385,897)         (153,222)         (200,709)
Other payments to participants ........................           (8,322)               --               (69)               --
                                                             -----------       -----------       -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        1,278,293         2,608,925           353,269           572,091
                                                             -----------       -----------       -----------       -----------

      Net increase (decrease) in net assets ...........        2,820,424         3,075,037         1,058,728           945,992



NET ASSETS:
    Beginning of year .................................        5,141,011         2,065,974         3,327,210         2,381,218
                                                             -----------       -----------       -----------       -----------

    End of year .......................................      $ 7,961,435       $ 5,141,011       $ 4,385,938       $ 3,327,210
                                                             ===========       ===========       ===========       ===========





                                                              DREYFUS STOCK INDEX FUND
                                                                1997              1996
                                                                ----              ----
INVESTMENT INCOME:
Dividends .............................................      $   131,569       $    38,450
                                                             -----------       -----------

EXPENSES:
Insurance charges .....................................           17,644             4,900
Administrative charges ................................            1,557               288
                                                             -----------       -----------
      Net investment income (loss) ....................          112,368            33,262
                                                             -----------       -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................          480,285           198,684
    Cost of investments sold ..........................          385,669           154,606
                                                             -----------       -----------

      Net realized gain (loss) ........................           94,616            44,078
                                                             -----------       -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........          103,469            32,788
    Unrealized gain (loss) end of year ................          523,266           103,469
                                                             -----------       -----------

      Net change in unrealized gain (loss) for the year          419,797            70,681
                                                             -----------       -----------

Net increase (decrease) in net assets
      resulting from operations .......................          626,781           148,021
                                                             -----------       -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................          815,909           331,313
Participant transfers from other Travelers accounts ...          947,641           923,999
Contract surrenders ...................................         (282,791)         (103,195)
Participant transfers to other Travelers accounts .....         (335,492)          (70,708)
Other payments to participants ........................               --                --
                                                             -----------       -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        1,145,267         1,081,409
                                                             -----------       -----------

      Net increase (decrease) in net assets ...........        1,772,048         1,229,430



NET ASSETS:
    Beginning of year .................................        1,563,125           333,695
                                                             -----------       -----------

    End of year .......................................      $ 3,335,173       $ 1,563,125
                                                             ===========       ===========

                                     AMERICAN ODYSSEY                  AMERICAN ODYSSEY
    AMERICAN ODYSSEY             EMERGING OPPORTUNITIES              INTERNATIONAL EQUITY              AMERICAN ODYSSEY
    CORE EQUITY FUND                      FUND                              FUND                      LONG-TERM BOND FUND
  1997            1996             1997             1996             1997            1996            1997             1996
  ----            ----             ----             ----             ----            ----            ----             ----
$  1,487        $  3,238        $      --        $  20,349        $   2,623        $   2,488        $  4,752        $  2,672
--------        --------        ---------        ---------        ---------        ---------        --------        --------


     387             312            1,630            1,563              661              520             400             273
      --              --               --               --               --               --              --              --
--------        --------        ---------        ---------        ---------        ---------        --------        --------
   1,100           2,926           (1,630)          18,786            1,962            1,968           4,352           2,399
--------        --------        ---------        ---------        ---------        ---------        --------        --------




  17,936           9,229           46,981           41,345           20,677           20,513           4,416           9,682
  12,382           7,518           46,233           33,380           16,342           16,197           4,534           9,981
--------        --------        ---------        ---------        ---------        ---------        --------        --------

   5,554           1,711              748            7,965            4,335            4,316            (118)           (299)
--------        --------        ---------        ---------        ---------        ---------        --------        --------


   8,895           3,143          (32,337)           4,288           14,319            3,676          (2,217)         (1,341)
  19,500           8,895          (12,045)         (32,337)          12,462           14,319           1,244          (2,217)
--------        --------        ---------        ---------        ---------        ---------        --------        --------

  10,605           5,752           20,292          (36,625)          (1,857)          10,643           3,461            (876)
--------        --------        ---------        ---------        ---------        ---------        --------        --------


  17,259          10,389           19,410           (9,874)           4,440           16,927           7,695           1,224
--------        --------        ---------        ---------        ---------        ---------        --------        --------




  10,015          10,768           59,971           93,912           27,193           30,054          28,271          26,241
   1,899           3,481            8,296            9,776            7,563           16,031              --              --
  (4,755)         (4,419)         (25,273)         (29,021)         (12,213)         (12,104)         (4,730)         (5,072)
 (15,920)         (6,488)         (37,520)         (25,343)         (13,029)         (13,400)             --          (5,423)
      --              --               --               --               --               --              --              --
--------        --------        ---------        ---------        ---------        ---------        --------        --------


  (8,761)          3,342            5,474           49,324            9,514           20,581          23,541          15,746
--------        --------        ---------        ---------        ---------        ---------        --------        --------

   8,498          13,731           24,884           39,450           13,954           37,508          31,236          16,970




  57,892          44,161          262,801          223,351          102,744           65,236          55,085          38,115
--------        --------        ---------        ---------        ---------        ---------        --------        --------

$ 66,390        $ 57,892        $ 287,685        $ 262,801        $ 116,698        $ 102,744        $ 86,321        $ 55,085
========        ========        =========        =========        =========        =========        ========        ========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                                  AMERICAN ODYSSEY
                                                                 INTERMEDIATE-TERM              AMERICAN ODYSSEY
                                                                     BOND FUND                SHORT-TERM BOND FUND
                                                                 1997          1996           1997            1996
                                                                 ----          ----           ----            ----
INVESTMENT INCOME:
Dividends .............................................        $    80         $  48         $   170         $   104
                                                               -------         -----         -------         -------

EXPENSES:
Insurance charges .....................................              7             4              19              16
Administrative charges ................................             --            --              --              --
                                                               -------         -----         -------         -------
      Net investment income (loss) ....................             73            44             151              88
                                                               -------         -----         -------         -------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................            157            --             470             213
    Cost of investments sold ..........................            153            --             475             214
                                                               -------         -----         -------         -------

      Net realized gain (loss) ........................              4            --              (5)             (1)
                                                               -------         -----         -------         -------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........            (23)           (6)            (63)            (68)
    Unrealized gain (loss) end of year ................            (22)          (23)            (31)            (63)
                                                               -------         -----         -------         -------

      Net change in unrealized gain (loss) for the year              1           (17)             32               5
                                                               -------         -----         -------         -------

Net increase (decrease) in net assets
      resulting from operations .......................             78            27             178              92
                                                               -------         -----         -------         -------



UNIT TRANSACTIONS:
Participant premium payments ..........................            570           631             658             841
Participant transfers from other Travelers accounts ...             32            --              --              --
Contract surrenders ...................................            (97)         (124)           (533)           (244)
Participant transfers to other Travelers accounts .....           (157)           --              --              --
Other payments to participants ........................             --            --              --              --
                                                               -------         -----         -------         -------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            348           507             125             597
                                                               -------         -----         -------         -------

      Net increase (decrease) in net assets ...........            426           534             303             689



NET ASSETS:
    Beginning of year .................................            909           375           3,022           2,333
                                                               -------         -----         -------         -------

    End of year .......................................        $ 1,335         $ 909         $ 3,325         $ 3,022
                                                               =======         =====         =======         =======






                                                                  ALLIANCE GROWTH PORTFOLIO
                                                                  1997                 1996
                                                                  ----                 ----
INVESTMENT INCOME:
Dividends .............................................        $        --         $    43,645
                                                               -----------         -----------

EXPENSES:
Insurance charges .....................................             13,955               4,173
Administrative charges ................................              1,519                 461
                                                               -----------         -----------
      Net investment income (loss) ....................            (15,474)             39,011
                                                               -----------         -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................            137,767             138,394
    Cost of investments sold ..........................            106,425             126,677
                                                               -----------         -----------

      Net realized gain (loss) ........................             31,342              11,717
                                                               -----------         -----------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........             97,212                (310)
    Unrealized gain (loss) end of year ................            554,376              97,212
                                                               -----------         -----------

      Net change in unrealized gain (loss) for the year            457,164              97,522
                                                               -----------         -----------

Net increase (decrease) in net assets
      resulting from operations .......................            473,032             148,250
                                                               -----------         -----------



UNIT TRANSACTIONS:
Participant premium payments ..........................            431,226             264,719
Participant transfers from other Travelers accounts ...            619,763             805,494
Contract surrenders ...................................           (152,219)            (44,856)
Participant transfers to other Travelers accounts .....            (43,871)             (6,667)
Other payments to participants ........................             (1,525)                 --
                                                               -----------         -----------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................            853,374           1,018,690
                                                               -----------         -----------

      Net increase (decrease) in net assets ...........          1,326,406           1,166,940



NET ASSETS:
    Beginning of year .................................          1,187,680              20,740
                                                               -----------         -----------

    End of year .......................................        $ 2,514,086         $ 1,187,680
                                                               ===========         ===========

   SMITH BARNEY INCOME                 SMITH BARNEY HIGH                                                      AIM CAPITAL
   AND GROWTH PORTFOLIO                INCOME PORTFOLIO             MFS TOTAL RETURN PORTFOLIO           APPRECIATION PORTFOLIO
  1997              1996             1997             1996            1997             1996              1997              1996
  ----              ----             ----             ----            ----             ----              ----              ----
$      --        $   5,295        $      --        $   8,808        $      --        $  13,265        $        --        $     580
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


    3,376              664            1,982            1,201            4,442            1,350              7,136            1,435
      399               78              222              142              432              102                807              142
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------
   (3,775)           4,553           (2,204)           7,465           (4,874)          11,813             (7,943)            (997)
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------




   58,318           56,203          460,379          142,661           54,024           27,195             53,629          104,593
   45,948           52,019          436,696          138,333           42,230           24,139             48,176          101,291
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

   12,370            4,184           23,683            4,328           11,794            3,056              5,453            3,302
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


    3,968               (1)           3,819               --           18,241            3,089             17,258               --
   80,809            3,968           17,011            3,819          115,974           18,241             93,128           17,258
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

   76,841            3,969           13,192            3,819           97,733           15,152             75,870           17,258
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


   85,436           12,706           34,671           15,612          104,653           30,021             73,380           19,563
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------




  148,015           11,790          260,419           16,643          143,523          103,152            311,127          181,988
  323,411          220,262          335,032          265,754          269,013          205,454            370,189          474,076
  (55,944)          (8,726)         (17,233)          (5,991)         (35,983)         (12,783)           (82,325)         (16,100)
   (1,422)          (3,243)        (281,223)        (137,360)          (6,460)         (10,669)           (13,899)         (78,288)
   (1,316)              --               --               --           (6,400)              --                 --               --
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------


  412,744          220,083          296,995          139,046          363,693          285,154            585,092          561,676
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

  498,180          232,789          331,666          154,658          468,346          315,175            658,472          581,239




  233,945            1,156          154,658               --          391,803           76,628            581,239               --
---------        ---------        ---------        ---------        ---------        ---------        -----------        ---------

$ 732,125        $ 233,945        $ 486,324        $ 154,658        $ 860,149        $ 391,803        $ 1,239,711        $ 581,239
=========        =========        =========        =========        =========        =========        ===========        =========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)


                                                              TOTAL RETURN PORTFOLIO                   COMBINED
                                                                1997           1996              1997              1996
                                                                ----           ----              ----              ----
INVESTMENT INCOME:
Dividends .............................................      $  30,928       $   6,053       $  2,833,924       $  2,057,986
                                                             ---------       ---------       ------------       ------------

EXPENSES:
Insurance charges .....................................          4,608           1,339            363,873            192,440
Administrative charges ................................            544             152             22,481              6,926
                                                             ---------       ---------       ------------       ------------
      Net investment income (loss) ....................         25,776           4,562          2,447,570          1,858,620
                                                             ---------       ---------       ------------       ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
    Proceeds from investments sold ....................         40,508          58,645         14,840,064         10,760,279
    Cost of investments sold ..........................         33,582          52,193         13,389,728         10,228,004
                                                             ---------       ---------       ------------       ------------

      Net realized gain (loss) ........................          6,926           6,452          1,450,336            532,275
                                                             ---------       ---------       ------------       ------------

Change in unrealized gain (loss) on investments:
    Unrealized gain (loss) beginning of year ..........         32,702             (12)         3,488,881          1,954,404
    Unrealized gain (loss) end of year ................         87,967          32,702          8,096,664          3,488,881
                                                             ---------       ---------       ------------       ------------

      Net change in unrealized gain (loss) for the year         55,265          32,714          4,607,783          1,534,477
                                                             ---------       ---------       ------------       ------------

Net increase (decrease) in net assets
      resulting from operations .......................         87,967          43,728          8,505,689          3,925,372
                                                             ---------       ---------       ------------       ------------



UNIT TRANSACTIONS:
Participant premium payments ..........................        141,056          44,885         19,096,022         21,543,041
Participant transfers from other Travelers accounts ...        212,209         309,646         13,453,685         14,576,672
Contract surrenders ...................................        (40,498)        (13,169)        (5,554,224)        (4,214,910)
Participant transfers to other Travelers accounts .....        (10,203)           (350)       (13,733,134)       (14,195,827)
Other payments to participants ........................             --              --            (33,914)                --
                                                             ---------       ---------       ------------       ------------

    Net increase (decrease) in net assets resulting
      from unit transactions ..........................        302,564         341,012         13,228,435         17,708,976
                                                             ---------       ---------       ------------       ------------

      Net increase (decrease) in net assets ...........        390,531         384,740         21,734,124         21,634,348



NET ASSETS:
    Beginning of year .................................        386,839           2,099         42,324,049         20,689,701
                                                             ---------       ---------       ------------       ------------

    End of year .......................................      $ 777,370       $ 386,839       $ 64,058,173       $ 42,324,049
                                                             =========       =========       ============       ============

7.  SCHEDULE OF UNITS FOR FUND UL FOR THE YEAR ENDED DECEMBER 31, 1997


                                                                                                                        U.S.
                                                                               CAPITAL                               GOVERNMENT
                                            MANAGED          HIGH YIELD      APPRECIATION           CASH             SECURITIES
                                          ASSETS TRUST       BOND TRUST         FUND            INCOME TRUST         PORTFOLIO
                                          ------------       ----------         ----            ------------         ---------
Units beginning of year ............         739,368          148,199          1,560,408          1,872,345            627,860
Units purchased and transferred from
   other Travelers accounts ........         227,450           55,716            984,555          6,298,315          1,069,761
Units redeemed and transferred to
   other Travelers accounts ........        (212,766)        (107,438)          (479,996)        (5,993,695)          (516,522)
                                            --------         --------         ----------         ----------         ----------
Units end of year ..................         754,052           96,477          2,064,967          2,176,965          1,181,099
                                            ========         ========         ==========         ==========         ==========


                                                             ZERO COUPON        ZERO COUPON        ZERO COUPON
                                                              BOND FUND          BOND FUND          BOND FUND
                                            UTILITIES         PORTFOLIO          PORTFOLIO          PORTFOLIO         TEMPLETON
                                            PORTFOLIO        SERIES 1998        SERIES 2000        SERIES 2005        BOND FUND
                                            ---------        -----------        -----------        -----------        ---------
Units beginning of year ............          98,022          1,014,502          1,003,545          1,133,350          249,756
Units purchased and transferred from
   other Travelers accounts ........          34,377              8,600             35,337             72,486          209,477
Units redeemed and transferred to
   other Travelers accounts ........         (27,133)           (14,749)              (826)           (58,157)         (47,323)
                                            --------         ----------         ----------         ----------         --------
Units end of year ..................         105,266          1,008,353          1,038,056          1,147,679          411,910
                                            ========         ==========         ==========         ==========         ========


                                                               TEMPLETON
                                                                 ASSET           FIDELITY'S          FIDELITY'S        FIDELITY'S
                                           TEMPLETON           ALLOCATION        HIGH INCOME          GROWTH          EQUITY-INCOME
                                           STOCK FUND             FUND            PORTFOLIO          PORTFOLIO          PORTFOLIO
                                           ----------             ----            ---------          ---------          ---------
Units beginning of year ............        3,378,671          2,102,272          1,809,239          4,136,339          3,309,909
Units purchased and transferred from
   other Travelers accounts ........        1,804,001            744,438          1,201,242          1,992,945          1,560,873
Units redeemed and transferred to
   other Travelers accounts ........         (766,830)          (297,505)          (742,511)          (859,002)          (839,564)
                                           ----------         ----------         ----------         ----------         ----------
Units end of year ..................        4,415,842          2,549,205          2,267,970          5,270,282          4,031,218
                                           ==========         ==========         ==========         ==========         ==========


                                                                                                   AMERICAN
                                                                                 AMERICAN          ODYSSEY         AMERICAN
                                             FIDELITY'S                           ODYSSEY          EMERGING        ODYSSEY
                                           ASSET MANAGER       DREYFUS STOCK    CORE EQUITY     OPPORTUNITIES   INTERNATIONAL
                                             PORTFOLIO          INDEX FUND         FUND             FUND         EQUITY FUND
                                             ---------          ----------         ----             ----         -----------
Units beginning of year ............         2,734,435            940,291          34,187          191,470          76,225
Units purchased and transferred from
   other Travelers accounts ........           695,350            918,949           6,394           48,792          24,766
Units redeemed and transferred to
   other Travelers accounts ........          (422,321)          (337,851)        (10,654)         (43,056)        (18,108)
                                            ----------         ----------         -------         --------         -------
Units end of year ..................         3,007,464          1,521,389          29,927          197,206          82,883
                                            ==========         ==========         =======         ========         =======

7.  SCHEDULE OF UNITS FOR FUND UL FOR THE YEAR ENDED DECEMBER 31, 1997


                                                             AMERICAN
                                             AMERICAN        ODYSSEY         AMERICAN                       SMITH BARNEY
                                             ODYSSEY       INTERMEDIATE-      ODYSSEY         ALLIANCE        INCOME AND
                                            LONG-TERM         TERM          SHORT-TERM         GROWTH           GROWTH
                                            BOND FUND       BOND FUND        BOND FUND        PORTFOLIO        PORTFOLIO
                                            ---------       ---------        ---------        ---------        ---------
Units beginning of year ............         44,927            833            2,640            888,431          184,663
Units purchased and transferred from
   other Travelers accounts ........         21,997            536              574            712,024          314,373
Units redeemed and transferred to
   other Travelers accounts ........         (3,715)          (224)            (461)          (130,588)         (38,670)
                                            -------         ------           ------         ----------         --------
Units end of year ..................         63,209          1,145            2,753          1,469,867          460,366
                                            =======         ======           ======         ==========         ========


                                           SMITH BARNEY         MFS           AIM CAPITAL
                                           HIGH INCOME     TOTAL RETURN       APPRECIATION     TOTAL RETURN
                                            PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO          COMBINED
                                            ---------        ---------         ---------         ---------          --------
Units beginning of year ............         138,855          317,532            548,936          300,659          29,587,869
Units purchased and transferred from
   other Travelers accounts ........         498,526          298,199            587,725          257,477          20,685,255
Units redeemed and transferred to
   other Travelers accounts ........        (250,495)         (35,567)           (83,645)         (36,463)        (12,375,835)
                                            --------         --------         ----------         --------         -----------
Units end of year ..................         386,886          580,164          1,053,016          521,673          37,897,289
                                            ========         ========         ==========         ========         ===========

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Owners of Variable Life Insurance Contracts of
   The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1997, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 19, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP
Hartford, Connecticut
January 26, 1998

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
                                ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                   1997      1996      1995
                                                                 ------    ------    ------
REVENUES
Premiums                                                         $1,583    $1,387    $1,504
Net investment income                                             2,037     1,950     1,884
Realized investment gains                                           199        65       106
Other revenues                                                      354       284       204
-------------------------------------------------------------------------------------------
   Total Revenues                                                $4,173    $3,686    $3,698
-------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                             1,341     1,187     1,206
Interest credited to contractholders                                829       863       997
Amortization of deferred acquisition costs and value of
  insurance in force                                                293       281       290
General and administrative expenses                                 427       380       368
-------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                    2,890     2,711     2,861
-------------------------------------------------------------------------------------------

Income from continuing operations before federal income taxes     1,283       975       837
-------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                                  434       284       233
   Deferred                                                          10        58        57
-------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                       444       342       290
-------------------------------------------------------------------------------------------

Income from continuing operations                                   839       633       547
-------------------------------------------------------------------------------------------
Discontinued operations, net of income taxes
   Income from operations (net of taxes of $0, $0 and $18)           --        --        72
   Gain on disposition (net of taxes of $0, $14 and $68)             --        26       131
-------------------------------------------------------------------------------------------
   Income from Discontinued Operations                               --        26       203
-------------------------------------------------------------------------------------------

Net income                                                          839       659       750
Retained earnings beginning of year                               2,471     2,312     1,562
Dividends to parent                                                 500       500        --
-------------------------------------------------------------------------------------------
   Retained Earnings End of Year                                 $2,810    $2,471    $2,312
===========================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)


December 31,                                                      1997       1996
----------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,
$20,682; $19,284)                                               $21,511    $19,637
Equity securities, at fair value (cost, $480; $330)                 512        338
Mortgage loans                                                    2,869      2,920
Real estate held for sale                                           134        297
Trading securities, at market value                                 800         --
Policy loans                                                      1,872      1,910
Short-term securities                                             1,102        902
Other invested assets                                             1,702      1,253
----------------------------------------------------------------------------------
   Total Investments                                            $30,502    $27,257
----------------------------------------------------------------------------------

Cash                                                                 58         74
Investment income accrued                                           338        355
Premium balances receivable                                         106        105
Reinsurance recoverables                                          4,339      3,858
Deferred acquisition costs and value of insurance in force        2,312      2,133
Separate and variable accounts                                   11,319      8,127
Other assets                                                      1,052      1,064
----------------------------------------------------------------------------------
   Total Assets                                                 $50,026    $42,973
----------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                             14,913     14,189
Future policy benefits                                           12,569     11,762
Policy and contract claims                                          378        536
Trading securities sold not yet purchased, at market value          462         --
Separate and variable accounts                                   11,309      8,115
Commercial paper                                                     --         50
Deferred federal income taxes                                       409         57
Other liabilities                                                 2,661      1,936
----------------------------------------------------------------------------------
   Total Liabilities                                            $42,701    $36,645
----------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                            100        100
Additional paid-in capital                                        3,187      3,170
Retained earnings                                                 2,810      2,471
Unrealized investment gains, net of taxes                         1,228        587
----------------------------------------------------------------------------------
   Total Shareholder's Equity                                   $ 7,325    $ 6,328
----------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                   $50,026    $42,973
==================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                                                        1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                                                $  1,519    $  1,387     $  1,346
   Net investment income received                                                       2,059       1,910        1,855
   Other revenues received                                                                180         131           90
   Benefits and claims paid                                                            (1,230)     (1,060)        (846)
   Interest credited to contractholders                                                  (853)       (820)        (960)
   Operating expenses paid                                                               (445)       (343)        (615)
   Income taxes paid                                                                     (368)       (328)         (63)
   Trading account investments, (purchases) sales, net                                    (54)         --           --
   Other                                                                                   18         (70)        (137)
----------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                                           826         807          670
      Net cash used in discontinued operations                                             --        (350)        (596)
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                                                $    826    $    457     $     74
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                                                  2,259       1,928        1,974
      Mortgage loans                                                                      663         917          680
   Proceeds from sales of investments
      Fixed maturities                                                                  7,592       9,101        6,773
      Equity securities                                                                   341         479          379
      Mortgage loans                                                                      207         178          704
      Real estate held for sale                                                           169         210          253
   Purchases of investments
      Fixed maturities                                                                (11,143)    (11,556)     (10,748)
      Equity securities                                                                  (483)       (594)        (305)
      Mortgage loans                                                                     (771)       (470)        (144)
   Policy loans, net                                                                       38         (23)        (325)
   Short-term securities, (purchases) sales, net                                           (2)        498          291
   Other investments, (purchases) sales, net                                             (260)       (137)        (267)
   Securities transactions in course of settlement                                        311         (52)         258
   Net cash provided by investing activities of discontinued operations                    --         348        1,425
----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by (used in) Investing Activities                               $ (1,079)   $    827     $    948
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                                                    (50)        (23)          (1)
   Contractholder fund deposits                                                         3,544       2,493        2,705
   Contractholder fund withdrawals                                                     (2,757)     (3,262)      (3,755)
   Dividends to parent company                                                           (500)       (500)          --
   Other                                                                                   --           9           --
----------------------------------------------------------------------------------------------------------------------
      Net Cash Provided by (used in) Financing Activities                            $    237    $ (1,283)    $ (1,051)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                                      $    (16)   $      1     $    (29)
----------------------------------------------------------------------------------------------------------------------
Cash at December 31,                                                                 $     58    $     74     $     73
======================================================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company and Subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Travelers Group Inc. (Travelers Group). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   - TRAVELERS LIFE AND ANNUITY offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans. These products are primarily marketed through The Copeland Companies (Copeland), an indirect, wholly owned subsidiary of the Company, the Financial Consultants of Salomon Smith Barney, an affiliate of the Company, and a nationwide network of independent agents. The Company's Corporate and Other Segment was absorbed into Travelers Life and Annuity during the second quarter of 1996.

   - PRIMERICA LIFE INSURANCE offers individual life products, primarily term insurance, to consumers through a nationwide sales force of approximately 80,000 full and part-time independent agents.

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and through that date was accounted for on the equity method. The Company's discontinued operations reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from the sales of these businesses.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life Insurance Company (Transport Life). Immediately prior to this distribution, the Company distributed Transport Life, an indirect wholly owned subsidiary of the Company, to TIGI, as a return of capital.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1997 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Accounting Changes

   EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS

   In February, 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits" (FAS 132). FAS 132 supersedes the disclosure requirements in FASB Statements No. 87, "Employers' Accounting for Pensions," No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefits Pension Plans and Termination of Benefits," and No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." FAS 132 addresses disclosure only and does not address measurement or recognition. In addition to other disclosure changes, FAS 132 allows employers to disclose total contributions to multi-employer plans without disaggregating the amounts attributable to pensions and other postretirement benefits. This statement is effective for fiscal years beginning after December 15, 1997. Earlier application is encouraged. Effective December 31, 1997, the Company adopted FAS 132. The adoption of this standard did not have any impact on results of operations, financial condition or liquidity.

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). FAS 125 establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The requirements of FAS 125 are effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996, and are to be applied prospectively. However, in December 1996 the FASB issued Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which delays until January 1, 1998 the effective date for certain provisions. Application of FAS 125 prior to the effective date or retroactively is not permitted. The adoption of the provisions of FAS 125 effective January 1, 1997 did not have a material impact on results of operations, financial condition or liquidity. The adoption of the provisions of FAS 127 effective January, 1998 are not expected to have a material impact on the results of operations, financial condition or liquidity.

   ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF

   Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." This statement establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be disposed. This statement requires a write down to fair value when long-lived assets to be held and used are impaired. The statement also requires long-lived assets to be disposed (e.g., real estate held for sale) be carried at the lower of cost or fair value less cost to sell, and does not allow such assets to be depreciated. The adoption of this standard did not have a material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR STOCK-BASED COMPENSATION

   In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). This statement establishes financial accounting and reporting standards for stock-based employee compensation plans as well as transactions in which an entity issues its equity instruments to acquire goods or services from non-employees. This statement defines a fair value-based method of accounting for employee stock options or similar equity instruments, and encourages all entities to adopt this method of accounting for all employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Entities electing to remain with the accounting method prescribed in APB 25 must make pro-forma disclosures of net income and earnings per share, as if the fair value-based method of accounting defined by FAS 123 had been applied. FAS 123 is applicable to fiscal years beginning after December 15, 1995. The Company has elected to continue to account for its stock-based employee compensation plans using the accounting method prescribed by APB 25 and has included in the notes to consolidated financial statements the pro-forma disclosures required by FAS 123. See Note 9. The Company has adopted FAS 123 for its stock-based non-employee compensation plans.

   Accounting Policies

   INVESTMENTS

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1997 and 1996.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities are carried at market value. Realized and unrealized gains and losses on trading securities are included in investment income.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, equity options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Forward contracts, equity options, and interest rate swaps and caps were not significant at December 31, 1997 and 1996. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pretax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 10- to 25-year amortization period is used; for long-term care business, a 10- to 20-year period is used, and a 10- to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.45%.

   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of those states. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees as earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets and operations other than realized investment gains and losses and revenues of non-insurance subsidiaries.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   Future Application of Accounting Standards

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company has not yet determined when it will implement this SOP and does not anticipate any material impact on the Company's financial condition, results of operations or liquidity.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In June 1997, the FASB issued Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. FAS 130 stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income will thus represent the sum of net income and other comprehensive income, although FAS 130 does not require the use of the terms comprehensive income or other comprehensive income. The accumulated balance of other comprehensive income shall be displayed separately from retained earnings and additional paid-in capital in the statement of financial position. FAS 130 is effective for fiscal years beginning after December 15, 1997. The Company anticipates that the adoption of FAS 130 will result primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

   In June 1997, the FASB also issued Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS 131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. FAS 131 supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise" (FAS 14). FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. FAS 131 is effective for fiscal years beginning after December 15, 1997. The Company is currently determining the impact of the adoption of FAS 131.

2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and recognized in the first quarter of 1995 a gain of $20 million net of taxes. In connection with the sale, the Company ceded 100% of its risks in the group life and related businesses to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, equal to the statutory reserves and other liabilities transferred.

   On January 3, 1995, the Company and MetLife and certain of their affiliates, formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction . Upon formation of the joint venture, the Company owned 42% of the outstanding capital stock of MetraHealth, TIGI owned 8% and the other 50% was owned by MetLife and its affiliates. In March 1995, MetraHealth acquired HealthSpring, Inc. for common stock of MetraHealth resulting in a reduction in the participation of the Company and TIGI, and MetLife in the MetraHealth venture to 48.25% each. As the medical insurance business of the Company came due for renewal, the risks were transferred to MetraHealth and the related operating results for this medical insurance business were reported by the Company in 1995 as part of discontinued operations.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation and through that date had accounted for its interest in MetraHealth on the equity method. Gross proceeds to the Company in 1995 were $708 million in cash, an after-tax gain of $111 million was recognized. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.

   All of the businesses sold to MetLife or contributed to MetraHealth were included in the Company's Managed Care and Employee Benefit Operations (MCEBO) segment prior to 1995. The Company's discontinued operations in 1996 and 1995 reflect the results of the medical insurance business not transferred, the equity interest in the earnings of MetraHealth through October 2, 1995 (date of sale) and the gains from sales of these businesses. Revenues from discontinued operations were insignificant for the year ended December 31, 1996 and $1.2 billion for the year ended December 31, 1995.

   In September 1995, Travelers Group made a pro rata distribution to its stockholders of shares of Class A Common Stock of Transport Holdings Inc., which at the time was a wholly owned subsidiary of Travelers Group and was the indirect owner of the business of Transport Life. Immediately prior to this distribution, the Company distributed Transport, an indirect wholly owned subsidiary of the Company, to TIGI as a return of capital, resulting in a reduction in additional paid-in capital of $334 million. The results of Transport through September 1995 are included in income from continuing operations.

3. COMMERCIAL PAPER AND LINES OF CREDIT

   The Company issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1997 and $50 million was outstanding at December 31, 1996. The Company maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. Interest expense related to the commercial paper was not significant in 1997 or 1996.

   Travelers Group, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Travelers Group) and the Company have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Travelers Group, CCC or the Company. The Company's participation in this agreement is limited to $250 million. The revolving credit facility consists of a five-year revolving credit facility that expires in 2001. At December 31, 1997, $50 million was allocated to the Company. Under this facility the Company is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1997, the Company was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1997 and 1996. If the Company had borrowings on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

\                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured. During 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statement of operations and retained earnings is presented below ($ in millions):

       ---------------------------------------------------------------------
       WRITTEN PREMIUMS                         1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,148    $1,982    $2,166
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (280)     (284)     (374)
          Non-affiliated companies               (273)     (309)     (302)
       ---------------------------------------------------------------------
       Total Net Written Premiums              $1,596    $1,394    $1,490
       =====================================================================

       ---------------------------------------------------------------------
       EARNED PREMIUMS                          1997      1996       1995
       ---------------------------------------------------------------------
       Direct                                  $2,170    $1,897    $2,067
       Assumed from:
          Non-affiliated companies                  1         5        --
       Ceded to:
          Affiliated companies                   (321)     (219)     (283)
          Non-affiliated companies               (291)     (315)     (298)
       ---------------------------------------------------------------------
       Total Net Earned Premiums               $1,559    $1,368    $1,486
       =====================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 1997 and 1996 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

       ----------------------------------------------------------
       REINSURANCE RECOVERABLES                1997      1996
       ----------------------------------------------------------
       Life and Accident and Health
       Business:
          Non-affiliated companies             $1,362    $1,497
       Property-Casualty Business:
          Affiliated companies                  2,977     2,361
       ----------------------------------------------------------
       Total Reinsurance Recoverables          $4,339    $3,858
       ==========================================================

   Total reinsurance recoverables at December 31, 1997 and 1996 include $697 million and $720 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses. See Note 2.

5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   The increase of $17 million in additional paid-in capital during 1997 is due to tax benefits related to exercising Travelers Group stock options by the Company's employees.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $754 million, $656 million, and $235 million for the years ended December 31, 1997, 1996 and 1995, respectively.

   The Company's statutory capital and surplus was $4.12 billion and $3.44 billion at December 31, 1997 and 1996, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $551 million is available in 1998 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, equity options, forward contracts and interest rate swaps as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

   These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For forward contracts and interest rate swaps, credit risk is limited to the amounts calculated to be due the Company on such contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts to offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1997 and 1996, the Company held financial futures contracts with notional amounts of $625 million and $169 million, respectively, and a deferred gain of $.7 million and a deferred loss of $4.1 million and a deferred gain of $1.2 million, and a deferred loss of $.1 million, respectively. Total losses of $5.8 million and gains of $2.0 million from financial futures were deferred at December 31, 1997 and 1996, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1997 and 1996, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

   The off-balance sheet risks of equity options, forward contracts, and interest rate swaps were not significant at December 31, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gives the Company the right to receive payments if interest rates exceed specific levels at specific dates. The premium of $2 million paid for this instrument is being amortized over its life. The interest rate cap asset is reported at fair value which is $0 and $1 million at December 31, 1997 and 1996, respectively.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1997 and 1996.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1997 and 1996, investments in fixed maturities had a carrying value and a fair value of $21.5 billion and $19.6 billion, respectively. See Notes 1 and 13.

   At December 31, 1997 and 1996, mortgage loans had a carrying value of $2.9 billion, which approximated fair value. In estimating fair value, the Company used interest rates reflecting the higher returns required in the current real estate financing market.

   The carrying values of $143 million and $174 million of financial instruments classified as other assets approximated their fair values at December 31, 1997 and 1996, respectively. The carrying values of $2.0 billion and $850 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 1997 and 1996, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1997, contractholder funds with defined maturities had a carrying value of $2.3 billion and a fair value of $2.3 billion, compared with a carrying value of $1.4 billion and a fair value of $1.5 billion at December 31, 1996. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997, compared with a carrying value of $9.1 billion and a fair value of $8.8 billion at December 31, 1996. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $260 million and $260 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $217 million and $217 million, respectively, at December 31, 1996. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997, compared with a carrying value and a fair value of $208 million and $204 million, respectively, at December 31, 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The carrying values of cash, short-term securities, trading securities, investment income accrued, trading securities sold not purchased, and commercial paper approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In April 1997, the lawsuit was removed to the U.S. District Court for the Southern District of Georgia, and in October 1997, the lawsuit was remanded to the Superior Court of Richmond County. Later in October 1997, the defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia, and certified the transfer order for immediate appellate review. Also in February 1998, plaintiffs served an application for appellate review of the transfer order; defendants subsequently opposed that application; and later in February 1998, the Court of Appeals of the State of Georgia granted plaintiffs' application for appellate review. Pending appeal proceedings in the trial court have been stayed. The Company intends to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1997, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by an affiliate. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by an affiliate. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1997, 1996 and 1995. Beginning January 1, 1996, the Company's other postretirement benefit plans were amended to restrict benefit eligibility to retirees and certain retiree-eligible employees. Previously, covered employees could become eligible for postretirement benefits if they reached retirement age while working for the Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1997, 1996 and 1995.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Travelers Group. Prior to January 1, 1996, the Company made matching contributions to the 401(k) savings plan on behalf of participants in the amount of 50% of the first 5% of pre-tax contributions made by the employee, plus an additional variable matching contribution based on the profitability of TIGI and its subsidiaries. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1997, 1996 and 1995.


9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1997 and 1996, the pool totaled approximately $2.6 billion and $2.9 billion, respectively. The Company's share of the pool amounted to $725 million and $196 million at December 31, 1997 and 1996, respectively, and is included in short-term securities in the consolidated balance sheet.

   The Company sells structured settlement annuities to The Travelers Indemnity Company in connection with the settlement of certain policyholder obligations. Such deposits were $88 million, $40 million, and $38 million for 1997, 1996 and 1995, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney. Premiums and deposits related to these products were $1.0 billion, $820 million, and $583 million in 1997, 1996 and 1995, respectively.

   At December 31, 1996, the Company had an investment of $22 million in bonds of its affiliate, CCC. This was included in fixed maturities in the consolidated balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company had an investment of $1.15 billion and $648 million in common stock of Travelers Group at December 31, 1997 and 1996, respectively. This investment is carried at fair value.

   The Company participates in a stock option plan sponsored by Travelers Group that provides for the granting of stock options in Travelers Group common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Travelers Group introduced the WealthBuilder stock option program. Under this program all employees meeting certain requirements have been granted Travelers Group stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Travelers Group plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Travelers Group stock options, net income would have been the pro forma amounts indicated below:

      -----------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,             1997        1996         1995
      ($ IN MILLIONS)
      -----------------------------------------------------------------------
      Net income, as reported              $839         $659        $750
      -----------------------------------------------------------------------
      FAS 123 pro forma adjustments,         (9)          (3)         (1)
      after tax
      -----------------------------------------------------------------------
      Net income, pro forma                $830         $656        $749

   The Company has an interest rate cap agreement with Travelers Group. See Note 6.

10. LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $15 million, $24 million, and $22 million in 1997, 1996 and 1995, respectively.

       --------------------------------------------------
       YEAR ENDING DECEMBER 31,       MINIMUM OPERATING
       ($ in millions)                 RENTAL PAYMENTS
       --------------------------------------------------
       1998                                 $  49
       1999                                    44
       2000                                    43
       2001                                    45
       2002                                    43
       Thereafter                             337
       --------------------------------------------------
       Total Rental Payments                 $561
       ==================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Future sublease rental income of approximately $73 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $218 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

11. FEDERAL INCOME TAXES

       EFFECTIVE TAX RATE
       ---------------------------------------------------------------------
       For The Year Ended December 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       Income Before Federal Income Taxes     $1,283     $ 975      $ 837
       Statutory Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------
       Expected Federal Income Taxes            449        341        293
       Tax Effect of:
          Non-taxable investment income          (4)        (3)        (4)
          Other, net                             (1)         4          1
       =====================================================================
       Federal Income Taxes                   $ 444      $ 342      $ 290
       =====================================================================
       Effective Tax Rate                        35%        35%        35%
       ---------------------------------------------------------------------

       COMPOSITION OF FEDERAL INCOME TAXES
       Current:
          United States                       $ 410       $ 263     $ 220
          Foreign                                24          21        13
       ---------------------------------------------------------------------
          Total                                 434         284       233
       ---------------------------------------------------------------------
       Deferred:
          United States                          10          57        52
          Foreign                                --           1         5
       ---------------------------------------------------------------------
          Total                                  10          58        57
       ---------------------------------------------------------------------
       Federal Income Taxes                   $ 444       $ 342     $ 290
       =====================================================================

   Tax benefits allocated directly to shareholder's equity for the years ended December 31, 1997, 1996 and 1995 were $17 million, $8 million and $7 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1997 and 1996 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)                                                  1997        1996
                                                                -------     -------
Deferred Tax Assets:
   Benefit, reinsurance and other reserves                       $  550      $  510
   Contractholder funds                                              11          32
   Operating lease reserves                                          68          71
   Other employee benefits                                          102         104
   Other                                                            139         121
-----------------------------------------------------------------------------------
      Total                                                         870         838
-----------------------------------------------------------------------------------
Deferred Tax Liabilities:
   Deferred acquisition costs and value of                          608         571
   insurance in force
   Investments, net                                                 484         131
   Other                                                             87          93
-----------------------------------------------------------------------------------
      Total                                                       1,179         795
-----------------------------------------------------------------------------------
Net Deferred Tax (Liability) Asset Before Valuation Allowance      (309)         43
Valuation Allowance for Deferred Tax Assets                        (100)       (100)
-----------------------------------------------------------------------------------
Net Deferred Tax Liability After Valuation Allowance             $ (409)     $  (57)
-----------------------------------------------------------------------------------

   Starting in 1994 and continuing for at least five years, the Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   A net deferred tax asset valuation allowance of $100 million has been established to reduce the deferred tax asset on investment losses to the amount that, based upon available evidence, is more likely than not to be realized. Reversal of the valuation allowance is contingent upon the recognition of future capital gains in the Company's consolidated life insurance company federal income tax return through 1998, and if life/non-life consolidation is elected in 1999, the consolidated federal income tax return of Travelers Group commencing in 1999, or a change in circumstances which causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1997. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1997, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account, which, under provisions of the Tax Reform Act of 1984, will not increase after 1983, is estimated to be $932 million. This amount has not been subjected to current income taxes but, under certain conditions that management considers to be remote, may become subject to income taxes in future years. At current rates, the maximum amount of such tax (for which no provision has been made in the financial statements) would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)





12. NET INVESTMENT INCOME

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       GROSS INVESTMENT INCOME
          Fixed maturities                     $1,460   $1,387     $1,248
          Mortgage loans                          291      334        419
          Policy loans                            137      156        166
          Real estate held for sale                88       94        111
          Other, including trading                150       77         97
          securities
       ---------------------------------------------------------------------
                                                2,126    2,048      2,041
       ---------------------------------------------------------------------
       Investment expenses                         89       98        157
       ---------------------------------------------------------------------
       Net investment income                   $2,037   $1,950     $1,884
       ---------------------------------------------------------------------


13. INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

       ---------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,         1997      1996       1995
       ($ in millions)
       ---------------------------------------------------------------------
       REALIZED INVESTMENT GAINS
          Fixed maturities                       $71      $(63)      $(43)
          Equity securities                       (9)       47         36
          Mortgage loans                          59        49         47
          Real estate held for sale               67        33         18
          Other                                   11        (1)        48
       ---------------------------------------------------------------------
             Total Realized Investment Gains    $199       $65       $106
       ---------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are included as a separate component of shareholder's equity were as follows:

       -------------------------------------------------------------------------
       FOR THE YEAR ENDED DECEMBER 31,              1997      1996      1995
       ($ in millions)
       -------------------------------------------------------------------------
       UNREALIZED INVESTMENT GAINS
          Fixed maturities                         $  446    $ (323)    $1,974
          Equity securities                            25       (35)        46
          Other                                       520       220        200
       -------------------------------------------------------------------------
             Total Realized Investment Gains          991      (138)     2,220
       -------------------------------------------------------------------------

          Related taxes                               350       (43)       778
       -------------------------------------------------------------------------
          Change in unrealized investment gains
          (losses)                                    641       (95)     1,442
          Balance beginning of year                   587       682       (760)
       -------------------------------------------------------------------------
             Balance End of Year                   $1,228    $  587     $  682
       -------------------------------------------------------------------------

   Included in Other are gains of $506 million, $203 million and $214 million for 1997, 1996 and 1995, respectively, related to appreciation of Travelers Group stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $7.6 billion, $10.2 billion and $6.8 billion in 1997, 1996 and 1995, respectively. Gross gains of $170 million, $107 million and $80 million and gross losses of $99 million, $175 million and $124 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $5.1 billion and $4.6 billion at December 31, 1997 and 1996, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------
DECEMBER 31, 1997                                         GROSS       GROSS
($ in millions)                              AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                COST      GAINS       LOSSES     VALUE
---------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                     $ 3,842    $   124    $     2    $ 3,964
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                      1,580        149          1      1,728
   Obligations of states, municipalities
   and political subdivisions                       78          8         --         86
   Debt securities issued by
   foreign governments                             622         31          4        649
   All other corporate bonds                    14,548        547         24     15,071
   Redeemable preferred stock                       12          1         --         13
---------------------------------------------------------------------------------------
      Total Available For Sale                 $20,682        860         31    $21,511
---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
DECEMBER 31, 1996                                           GROSS      GROSS
($ in millions)                               AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                                 COST       GAINS      LOSSES     VALUE
----------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
   Mortgage-backed securities - CMOs and
   pass-through securities                      $ 3,821    $    71    $    23    $ 3,869
   U.S. Treasury securities and obligations
   of U.S. Government and government
   agencies and authorities                       1,329         56          4      1,381
   Obligations of states, municipalities and
   political subdivisions                            89          1          1         89
   Debt securities issued by foreign
   governments                                      618         26          3        641
   All other corporate bonds                     13,421        273         43     13,651
   Redeemable preferred stock                         6         --         --          6
----------------------------------------------------------------------------------------
      Total Available For Sale                  $19,284    $   427    $    74    $19,637
----------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

       ----------------------------------------------------------
       ($ in millions)                       AMORTIZED   FAIR
                                               COST      VALUE
       ----------------------------------------------------------
       MATURITY:
          Due in one year or less            $ 1,184     $ 1,191
          Due after 1 year through 5 years     5,200       5,335
          Due after 5 years through 10 years   5,332       5,515
          Due after 10 years                   5,124       5,506
       ---------------------------------------------------------
                                              16,840      17,547
       ---------------------------------------------------------
          Mortgage-backed securities           3,842       3,964
       ---------------------------------------------------------
             Total Maturity                  $20,682     $21,511
       ---------------------------------------------------------

   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 1997 and 1996, the Company held CMOs classified as available for sale with a fair value of $2.1 billion and $2.0 billion, respectively. Approximately 72% and 88%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1997 and 1996. In addition, the Company held $1.9 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1997 and 1996, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Equity Securities
   The cost and fair values of investments in equity securities were as follows:

   -----------------------------------------------------------------------------
   EQUITY SECURITIES:
                                                   GROSS      GROSS
   ($ in millions)                              UNREALIZED  UNREALIZED     FAIR
                                         COST      GAINS      LOSSES       VALUE
   -----------------------------------------------------------------------------
   DECEMBER 31, 1997
      Common stocks                      $179       $ 34       $ 11        $202
      Non-redeemable preferred stocks     301         13          4         310
   -----------------------------------------------------------------------------
         Total Equity Securities         $480       $ 47       $ 15        $512
   -----------------------------------------------------------------------------

   DECEMBER 31, 1996
      Common stocks                      $212       $ 39       $ 30        $221
      Non-redeemable preferred stocks     118          2          3         117
   -----------------------------------------------------------------------------
         Total Equity Securities         $330       $ 41       $ 33        $338
   -----------------------------------------------------------------------------

   Proceeds from sales of equity securities were $341 million, $487 million and $379 million in 1997, 1996 and 1995, respectively. Gross gains of $53 million, $64 million and $27 million and gross losses of $62 million, $11 million and $2 million in 1997, 1996 and 1995, respectively, were realized on those sales.

   Mortgage Loans and Real Estate Held For Sale

   Underperforming assets include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

   At December 31, 1997 and 1996, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

       ----------------------------------------------------------
                                               1997      1996
       ----------------------------------------------------------
       Current Mortgage Loans                $2,866     $2,869
       Underperforming Mortgage Loans             3         51
       ----------------------------------------------------------
          Total                               2,869      2,920
       ----------------------------------------------------------

       Real Estate Held For Sale                134        297
       ----------------------------------------------------------
          Total                              $3,003     $3,217
       ----------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Aggregate annual maturities on mortgage loans at December 31, 1997 are as follows:

       ------------------------------------------------
       YEAR ENDING DECEMBER 31,
       ($ in millions)
       ------------------------------------------------
       Past Maturity                          $   54
       1998                                      243
       1999                                      252
       2000                                      321
       2001                                      393
       2002                                      121
       Thereafter                              1,485
       ------------------------------------------------
          Total                               $2,869
       ================================================

   Joint Venture

   In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a joint real estate venture with an initial equity commitment of $792 million. The Company and certain of its affiliates committed $420 million in real estate equity and $100 million in cash while Tishman committed $272 million in properties and cash. Both companies are serving as asset managers for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts.

   Trading Securities

   Trading securities are held in a special purpose subsidiary, Tribeca Investments LLC.

       -----------------------------------------------------
       TRADING SECURITIES OWNED                      1997
       Merger arbitrage                              $352
       Convertible bond arbitrage                     370
       Other                                           78
       -----------------------------------------------------
          Total                                      $800
       -----------------------------------------------------

       TRADING SECURITIES SOLD NOT YET PURCHASED

       Merger arbitrage                              $213
       Convertible bond arbitrage                     249
       -----------------------------------------------------
          Total                                      $462
       -----------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   Concentrations

   At December 31, 1997 and 1996, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

   The Company participates in a short-term investment pool maintained by an affiliate. See Note 9.

   Included in fixed maturities are below investment grade assets totaling $1.4 billion and $1.1 billion at December 31, 1997 and 1996, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade loans.

   The Company had concentrations of investments, primarily fixed maturities, in the following industries:

       -------------------------------------------------
       ($ in millions)                1997      1996
       -------------------------------------------------
       Banking                        $2,215   $1,959
       Finance                         1,556    1,823
       Electric Utilities              1,377    1,093
       Asset-Backed Credit Cards         778      688
       -------------------------------------------------

   Below investment grade assets included in the preceding table were not significant.

   At December 31, 1997 and 1996, concentrations of mortgage loans were for properties located in highly populated areas in the states listed below:

       -------------------------------------------------
       ($ in millions)                 1997      1996
       -------------------------------------------------
       California                       $794     $643
       New York                          310      297
       -------------------------------------------------

   Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no holdings in any state exceeding $284 million and $258 million at December 31, 1997 and 1996, respectively.

   Concentrations of mortgage loans by property type at December 31, 1997 and 1996 were as follows:

       -------------------------------------------------
       ($ in millions)                 1997     1996
       -------------------------------------------------
       Office                         $1,382   $1,208
       Agricultural                      771      693
       Apartment                         204      291
       Hotel                             201      217
       -------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   Non-Income Producing Investments

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   Restructured Investments

   The Company had mortgage loans and debt securities that were restructured at below market terms totaling approximately $7 million and $18 million at December 31, 1997 and 1996, respectively. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans amounted to $.9 million in 1997 and $5 million in 1996. Interest on these assets, included in net investment income, aggregated $.2 million and $2 million in 1997 and 1996, respectively.

14. DEPOSIT FUNDS AND RESERVES

   At December 31, 1997, the Company had $24.0 billion of life and annuity deposit funds and reserves. Of that total, $13.0 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.0 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.2 billion of the life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.8%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $3.8 billion of liabilities are surrenderable without charge. More than 16.8% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15. RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

   The following table reconciles net income to net cash provided by operating activities:

--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                       1997       1996      1995
($ in millions)
--------------------------------------------------------------------------------
Net Income From Continuing Operations                 $ 839     $ 633     $ 547
   Adjustments to reconcile net income to
   net cash provided by operating activities:
      Realized gains                                   (199)      (65)     (106)
      Deferred federal income taxes                      10        58        57
      Amortization of deferred policy
      acquisition costs and value of
      insurance in force                                293       281       290
      Additions to deferred policy
      acquisition costs                                (471)     (350)     (454)
      Investment income accrued                          14         2        (9)
      Premium balances receivable                         3        (6)       (8)
      Insurance reserves and accrued expenses           131        (1)      291
      Other                                             206       255        62
--------------------------------------------------------------------------------
      Net cash provided by operating activities         826       807       670
      Net cash used in discontinued operations           --      (350)     (596)
      Net cash provided by operations                 $ 826     $ 457     $  74
--------------------------------------------------------------------------------


16. NON-CASH INVESTING AND FINANCING ACTIVITIES

   Significant noncash investing and financing activities include: a) the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997; b) the 1995 transfer of assets with a fair market value of approximately $1.5 billion and statutory reserves and other liabilities of approximately $1.5 billion to MetLife (see Note 2); c) the 1995 return of capital of Transport to TIGI (see Note 2); d) the acquisition of real estate through foreclosures of mortgage loans amounting to $10 million, $117 million and $97 million in 1997, 1996 and 1995, respectively;
   e) the acceptance of purchase money mortgages for sales of real estate aggregating $4 million, $23 million and $27 million in 1997, 1996 and 1995, respectively.

                                  IN-VEST(SM)
                                   PROSPECTUS

                  VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY


L-11166                                                         TIC Ed 5-98

                                                               Printed in U.S.A.

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Section 33-770 of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-770 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Travelers Group Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Depositor. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the Federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.      The facing sheet.
2.a     The MarketLife Prospectus.
2.b     The In-Vest Prospectus.
3.      The undertaking to file reports.
4.      The signatures.

ATTACHMENTS:

A Consent of Katherine M. Sullivan, General Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 12 below.)

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.      Consent of Coopers & Lybrand L.L.P., Independent Accountants.

D.      Consent of KPMG Peat Marwick LLP, Independent Certified Public
        Accountants.

EXHIBITS

Copies of all exhibits which are required by Section IX, Paragraph A, of Form N-8B-2:

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(a). Distribution and Management Agreement among the Registrant, The Travelers Insurance Company and Travelers Equities Sales, Inc. (now known as Tower Square Securities, Inc.) (Incorporated herein by reference to Exhibit No. 2 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-63927, filed April 25, 1996.)

3(c). Agents Agreements, including schedule of sales commissions. (Incorporated herein by reference to Exhibit 3(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6 filed April 25, 1997.)

4.      None

5. Form of Variable Universal Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.      None

8. Participation Agreements among Variable Insurance Products Fund, Fidelity Distributors Corporation and The Travelers Insurance Company; Variable Insurance Products Fund II, Fidelity Distributors Corporation and The Travelers Insurance Company; Templeton Variable Products Series Fund, Templeton Funds Distributor, Inc. and The Travelers Insurance Company; and between The Travelers Insurance Company and Dreyfus Stock Index Fund. (Incorporated herein by reference to Exhibits 8(a), 8(b), 8(c) and 8(d), respectively to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

9.      None

10.     Form of Application for Variable Universal Life Insurance Contracts.

11.     Specimen of each security being registered.  (See Exhibit 5. above.)

12. Opinion of counsel as to the legality of the securities being registered.

13. Actuarial Memorandum Concerning Transfer and Redemption Procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill, Irwin R. Ettinger, Michael A. Carpenter and Donald T. DeCarlo. (Incorporated herein by reference to Exhibit 7(b) to Post-Effective Amendment No. 15 to the Registration Statement, filed April 28, 1995.)

15(b). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to the Registration Statement on Form S-6 filed October 29, 1996.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 24, 1998.


               THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                        THE TRAVELERS INSURANCE COMPANY
                                  (Depositor)

                          By: *IAN R. STUART
                              -----------------------------------------------
                              Ian R. Stuart
                              Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on April 24, 1998.


*MICHAEL A. CARPENTER           Director, Chairman of the Board, President
------------------------        and Chief Executive Officer
 (Michael A. Carpenter)

*JAY S. BENET                   Director
------------------------
 (Jay S. Benet)

*GEORGE C. KOKULIS              Director
------------------------
 (George C. Kokulis)

*ROBERT I. LIPP                 Director
------------------------
 (Robert I. Lipp)

*IAN R. STUART                  Director, Senior Vice President, Chief Financial
------------------------        Officer, Chief Accounting Officer and Controller
 (Ian R. Stuart)

*KATHERINE M. SULLIVAN          Director, Senior Vice President
------------------------        and General Counsel
 (Katherine M. Sullivan)

*MARC P. WEILL                  Director
------------------------
 (Marc P. Weill)



*By:   Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX


ATTACHMENT or EXHIBIT                                                             Method of Filing
---------------------                                                             ----------------

ATTACHMENTS

A.      Consent of Katherine M. Sullivan, General Counsel, to                       Electronically
        filing of her opinion as an exhibit to this Registration                    See Exhibit 12
        Statement and to the reference to her opinion under the
        caption "Legal Proceedings and Opinion" in the
        Prospectus. (See Exhibit 12 below.)

B.      Consent and Actuarial Opinion pertaining to the                             Electronically
        illustrations contained in the prospectus.

C.      Consent of Coopers & Lybrand L.L.P., Independent                            Electronically
        Accountants.

D       Consent of KPMG Peat Marwick LLP, Independent                               Electronically
        Certified Public Accountants.

EXHIBITS

1. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant.
        Incorporated herein by reference to Exhibit No. 1 to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(a).   Distribution and Management Agreement among the Registrant,
        The Travelers Insurance Company and Travelers Equities Sales,
        Inc. (now known as Tower Square Securities, Inc.) (Incorporated herein by reference to Exhibit No. 3(a) to Post-Effective Amendment
        No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit No. 3(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 33-63927, filed April 25, 1996.)

3(c). Agents Agreements, including schedule of sales commissions. (Incorporated herein by reference to Exhibit No. 3(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form S-6, File No. 2-88637, filed April 25, 1997.)

5.      Form of Variable Universal Life Insurance Contracts.
        (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No. 17 to the Registration
        Statement on Form S-6 filed April 29, 1996.)

6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

EXHIBIT                                                                           Method of Filing
-------                                                                           ----------------

6(b). By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2,
        File No. 33-58677, filed via Edgar on April 18, 1995.)

8.      Participation Agreements among Variable Insurance Products
        Fund, Fidelity Distributors Corporation and The Travelers
        Insurance Company; Variable Insurance Products Fund II,
        Fidelity Distributors Corporation and The Travelers Insurance
        Company; Templeton Variable Products Series Fund, Templeton
        Funds Distributor, Inc. and The Travelers Insurance Company;
        and between The Travelers Insurance Company and Dreyfus Stock
        Index Fund.  (Incorporated herein by reference to Exhibits 8(a),
        8(b), 8(c), 8(d) to Post-Effective Amendment No. 29 to the
        Registration Statement on Form N-4, File No. 2-79529 filed on April 19, 1996.)

10.     Form of Application for Variable Universal Life Insurance                   Electronically
        Contracts.

11.     Specimen of each security being registered.  (See Exhibit 5. above.)

12.     Opinion of counsel as to the legality of the securities being               Electronically
        registered.

13.     Actuarial Memorandum Concerning Transfer and Redemption
        Procedures, as required by Rule 6e-3(T)(b)(12)(ii).
        (Incorporated herein by reference to Exhibit 13 to Post-Effective
        Amendment No. 17 to the Registration Statement on Form S-6 filed April 29, 1996.)

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill,
        Irwin R. Ettinger, Michael A. Carpenter and Donald T. DeCarlo.
        (Incorporated by reference to Exhibit 15(a) to Post-Effective
        Amendment No. 15 to Registration Statement on Form S-6, filed via Edgar on April 28, 1995.)

15(b)   Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
        McGah as signatory for Michael A. Carpenter Jay S. Benet,
        George C. Kokulis, Ian R. Stuart and Katherine M. Sullivan.
        (Incorporated by reference to Exhibit 15(b) to Post-Effective
        Amendment No. 18 to Registration Statement on Form S-6, filed on April 25, 1997.)